     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2007
================================================================================

                                                 REGISTRATION FILE NO. 333-81499
                                                                       811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                      PRE-EFFECTIVE AMENDMENT NO.___                    [ ]

                      POST-EFFECTIVE AMENDMENT NO. 9                    [X]

                                     AND/OR

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]

                      AMENDMENT NO. 7                                   [X]


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (319) 352-4090

               STEVE SULESKI, ESQ.                         COPY TO:
        CUNA MUTUAL LIFE INSURANCE COMPANY          STEPHEN E. ROTH, ESQ.
             5910 MINERAL POINT ROAD           SUTHERLAND ASBILL & BRENNAN LLP
             MADISON, WISCONSIN 53705           1275 PENNSYLVANIA AVENUE, N.W.
     (NAME AND ADDRESS OF AGENT FOR SERVICE)      WASHINGTON, DC 20004-2415

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.

                  It is proposed that this filing will become effective (check appropriate box):

                  [ ] immediately upon filing pursuant to paragraph (b)
                  [X] on May 1, 2007 pursuant to paragraph (b) of Rule 485
                  [ ] 60 days after filing pursuant to paragraph (a)(i)
                  [ ] on (date) pursuant to paragraph (a)(i) of Rule 485

                  If appropriate check the following box:

                  [ ] This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment

                      TITLE OF SECURITIES BEING REGISTERED:
    Interests in Individual Flexible Premium Variable Life Insurance Policies

                                                                     MAY 1, 2007


                                   PROSPECTUS

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                    ISSUED BY

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                     THROUGH
                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

This prospectus describes the MEMBERS Variable Universal Life II flexible Premium variable life insurance policy ("Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Variable Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the Insured.

This prospectus provides information that a prospective Owner should know before investing. You should keep this prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Policy Value to:

       [ ] Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

       [ ]     a Fixed Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds available through the Separate Account accompanies this prospectus. Please read these documents before investing and save them for future reference.

PLEASE REFER TO THE "SUMMARY OF POLICY BENEFITS AND RISKS" SECTION OF THIS PROSPECTUS THAT DESCRIBES CERTAIN RISKS ASSOCIATED WITH INVESTING IN A POLICY.


The mutual funds available include:


[ ]     Ultra Series Fund
         Conservative Allocation Fund
         Moderate Allocation Fund
         Aggressive Allocation Fund
         Money Market Fund
         Bond Fund
         High Income Fund
         Diversified Income Fund
          (formerly Balanced Fund)
         Large Cap Value Fund
         Large Cap Growth Fund
         Mid Cap Value Fund
         Mid Cap Growth Fund
         Small Cap Value Fund
         Small Cap Growth Fund
         Global Securities Fund
         International Stock Fund


        An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of Premium (principal).


        THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        TABLE OF CONTENTS
        ------------------------------------------------------------------------






Summary of Policy Benefits and Risks....................................................................................     1
Benefits Summary........................................................................................................     1
Risk Summary............................................................................................................     3
Fee Tables..............................................................................................................     5
CUNA Mutual Life Insurance Company......................................................................................     9
  CUNA Mutual Life Insurance Company....................................................................................     9
  The Fixed Account.....................................................................................................     9
  Legal Proceedings.....................................................................................................     9
The Separate Account and the Funds......................................................................................     9
  Ultra Series Fund.....................................................................................................     9
  More Information About the Funds......................................................................................    10
The Policy..............................................................................................................    11
  Applying for a Policy.................................................................................................    11
  Conditions for Policy Issue...........................................................................................    11
  Policy Issue Date.....................................................................................................    11
  Temporary Insurance Agreement.........................................................................................    11
  "Right-to-Examine" Period.............................................................................................    11
  Flexibility of Premiums...............................................................................................    11
  Allocation of Net Premiums............................................................................................    12
  Lapse.................................................................................................................    12
  Reinstatement.........................................................................................................    12
  Premiums to Prevent Lapse.............................................................................................    12
  Death Benefit Proceeds................................................................................................    13
  Change of Death Benefit Option........................................................................................    14
  Accelerated Benefit Option............................................................................................    14
  Change of Specified Amount............................................................................................    15
Policy Values...........................................................................................................    15
  Policy Value..........................................................................................................    15
  Transfer of Values....................................................................................................    16
  Dollar-Cost Averaging.................................................................................................    18
  Automatic Personal Portfolio Rebalancing Service......................................................................    18
  Other Types of Automatic Transfers....................................................................................    19
  Surrender and Partial Withdrawals.....................................................................................    19
  Maturity..............................................................................................................    19
  Payment of Benefits/Settlement Options................................................................................    20
  Suspension of Payments................................................................................................    20
  Policy Loans..........................................................................................................    20
Charges and Deductions..................................................................................................    21
  Premium Expense Charge................................................................................................    21
  Monthly Deduction.....................................................................................................    21
  Mortality and Expense Risk Charge.....................................................................................    22
  Surrender Charges.....................................................................................................    22
  Transfer Fee..........................................................................................................    23
  Duplicate Policy Charge...............................................................................................    23
  Federal and State Income Taxes........................................................................................    23
  Increase in Specified Amount Charge...................................................................................    23
  Fund Expenses.........................................................................................................    23
Distribution of The Policies............................................................................................    23
  Compensation Arrangements For CUNA Brokerage and Its Sales Personnel..................................................    23
  Compensation Arrangements For Selling Firms and Their Sales Personnel.................................................    24
  Source of Compensation................................................................................................    24
Other Policy Benefits and Provisions....................................................................................    24
  Owner, Beneficiary....................................................................................................    24
  Right to Convert......................................................................................................    25
  Transfer of Ownership.................................................................................................    25
  Addition, Deletion, or Substitution of Investments....................................................................    25
  Voting Rights.........................................................................................................    25
Riders and Endorsements.................................................................................................    26
Federal Income Tax Considerations.......................................................................................    27
  Introduction..........................................................................................................    27
  Tax Status of the Policy..............................................................................................    27
  Tax Treatment of Policy Benefits......................................................................................    27
  Special Rules for Pension and Profit Sharing Plans....................................................................    29
  Estate, Gift & Generation-Skipping Transfer Taxes.....................................................................    29
  Business Uses of the Policy...........................................................................................    30
  Alternative Minimum Tax...............................................................................................    30
  Possible Tax Law Changes..............................................................................................    30
  The Company's Taxes...................................................................................................    30
Financial Statements....................................................................................................    30
Glossary................................................................................................................    31
Statement of Additional Information-Table of Contents...................................................................    35






                                       (i)

SUMMARY OF POLICY BENEFITS AND RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This summary describes important benefits and risks of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

                                BENEFITS SUMMARY

GENERAL BENEFITS OF THE POLICY

Like fixed benefit life insurance, the Policy offers a minimum Death Benefit and provides a Policy Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Policy Value to the Subaccounts. The amount and duration of life insurance protection and of the Policy Value varies with the investment experience of the Policy Value you place in the Subaccounts. Likewise, the Surrender Value varies with the investment experience of your selected Subaccounts.

As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

PREMIUMS

The amount of your Policy's Specified Amount determines the amount of your Initial Required Premium. After you make the Initial Required Premium, you can pay subsequent Premiums at any time. The Company reserves the right to refuse any payments less than $50.

       [ ] You can elect to pay Planned Premiums but you are not required to pay Premiums according to the plan. You can vary the frequency and amount of Premiums, and can skip Premiums. (If you do skip a Premium, you may increase the likelihood that your Policy will Lapse.) We do not accept any Premiums after the Insured reaches Attained Age 95.

       [ ] As long as your cumulative Premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Extended Guarantee Premiums, your Policy will not enter the Grace Period until the Insured's Attained Age 95. As long as your cumulative Premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Basic Guarantee Premiums, your Policy will not enter the Grace Period before the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

DEATH BENEFIT OPTIONS

[ ] You must choose between two Death Benefit Options under the Policy. You may change Death Benefit Options at any time:

       [ ] OPTION 1 is a level Death Benefit through Attained Age 95 that is the greater of:

               -     the Specified Amount on the date of death; or

               - the Policy Value on the date of death multiplied by the applicable Death Benefit percentage.

       [ ]     OPTION 2 is a variable Death Benefit that is the greater of:

               - the Specified Amount plus the Policy Value on the date of death; or

               - the Policy Value on the date of death multiplied by the applicable Death Benefit percentage.

[ ] You may select the Specified Amount which must be at least $50,000 ($25,000 for Insureds age 65 or over on the Policy Issue Date). You also may increase or decrease the Specified Amount, but you may not decrease it below $40,000 ($20,000 for Insureds age 65 or over.)


CANCELLATION, SURRENDER AND PARTIAL WITHDRAWALS

CANCELLATION: Once we issue your Policy, the RIGHT-TO-EXAMINE PERIOD begins. You may return the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period. See Right-to-Examine Period.

SURRENDER: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Surrender Value.

       - Federal income taxes and a penalty tax may apply to surrenders.

PARTIAL WITHDRAWALS: You may withdraw part of the Surrender Value using a Written Request, subject to the following rules.

       - Federal income taxes and a penalty tax may apply to partial withdrawals;

       - A partial withdrawal reduces the Death Benefit by at least the amount withdrawn;

       - If Death Benefit Option 1 is in effect, Specified Amount is reduced by the dollar amount of a partial withdrawal. Surrender charges apply to a reduction in Specified Amount resulting from a partial withdrawal; and

       - We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

TRANSFERS

Each Policy Year, you may make:

       - an unlimited number of Policy Value transfers from the Subaccounts; and

       - one Policy Value transfer from the Fixed Account. We currently waive this restriction.


Please note, however, that transfers between and among the Subaccounts are subject to the Company's and the Fund's Frequent Trading policies and procedures.



A transfer from the Fixed Account may be limited to 25% of Fixed Account Value. We currently waive this restriction. Transfer privileges are subject to restriction based on the Company's Market Timing and Frequent Trading policies.


LOANS

       - You may borrow money from us using the Surrender Value of Your Policy as collateral. Loans may have tax consequences.

       - To secure the loan, we transfer an amount of your Policy Value equal to the loan from the Separate Account and Fixed Account to the Loan Account.

       - Policy Value in the Loan Account earns interest at the guaranteed minimum rate of 4% per year.

       - We charge you a maximum interest rate of 6% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy Year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy Year.

       - You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as Premiums.

       - Outstanding loans and accrued interest are deducted from the Death Benefit to arrive at the Death Benefit Proceeds (the amount payable to the Beneficiary upon the Insured's death).

                                  RISK SUMMARY

INVESTMENT RISK

If you invest your Policy Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Policy Value will decrease. If you allocate Net Premiums or transfer Policy Value to the Fixed Account, we credit your Policy Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Because we continue to deduct charges from Policy Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional Premium payments, then your Policy's Surrender Value may fall to zero. In that case, the Policy may Lapse. WE DO NOT GUARANTEE ANY POLICY VALUE YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Policy Value, through partial withdrawals and loans.

RISK OF LAPSE

Certain circumstances will cause your Policy to enter a Grace Period during which you must make a sufficient Premium payment to keep your Policy In Force:

       - If your Policy's Surrender Value on a Monthly Processing Day is too low to cover the Monthly Deduction, and the Basic Guarantee and Extended Guarantee are not in effect, then the Policy will enter a 61-day Grace Period.

       - Notwithstanding the foregoing, the Policy will not enter a Grace Period if, prior to the later of (1) the 10th Policy Anniversary or,
          (2) the Insured's Attained Age 65, Premiums less partial withdrawals and loans equal to the accumulated Basic Guarantee Premium for the period ending on that Monthly Processing Day have been paid.

       - Notwithstanding the foregoing, the Policy will not enter a Grace Period if, prior to the Insured's Attained Age 95, Premiums less partial withdrawals and loans equal to the accumulated Extended Guarantee Premium for the period ending on that Monthly Processing Day have been paid.


Whenever your Policy enters a Grace Period if you do not make a sufficient Premium payment before the Grace Period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. The Premium payment required to keep your Policy In Force beyond the Grace Period is the amount sufficient to result in enough Net Premiums to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the Grace Period.


SURRENDER CHARGE RISKS

Surrender charges play a role in determining whether your Policy will Lapse. The surrender charges under this Policy are significant, especially in the early Policy Years. It is likely that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase this Policy only if you have the financial ability to keep it In Force at the initial Specified Amount for a substantial period of time. You should not purchase this Policy if you intend to surrender all or part of the Policy Value in the near future. This Policy is designed to meet long-term financial goals. THIS POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not surrender your Policy, surrender charges may still help determine whether your Policy will Lapse. Surrender Value (that is, Policy Value minus any surrender charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a Grace Period, and possibly Lapse. A SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

TAX RISKS

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We expect that the policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy.

Depending on the total amount of Premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

PARTIAL WITHDRAWAL RISKS

The Policy permits you to make a partial withdrawal, as long as the Specified Amount remaining after such withdrawal would not be less than $40,000 ($20,000 for issue ages 65 and over). A partial withdrawal reduces the Policy Value and Surrender Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the Basic Guarantee or the Extended Guarantee will not remain in effect. A PARTIAL WITHDRAWAL ALSO MAY HAVE ADVERSE TAX CONSEQUENCES.

A partial withdrawal reduces the Death Benefit. If you selected the level Death Benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable Death Benefit (Option 2), then when you make a partial withdrawal, the Death Benefit is reduced because the Policy Value is reduced.

Currently there are no limitations on partial withdrawals, however, the Company reserves the right to limit the number of partial withdrawals to two per Policy Year.

LOAN RISKS

A policy loan, whether or not repaid, affects Policy Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Fixed Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% annually to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Fixed Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Fixed Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Fixed Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate ranging from 4.0% to 6.0% annually.

A policy loan reduces the Death Benefit Proceeds and Surrender Value by the Loan Amount (the amount of the loan(s), plus any interest you owe on the loan(s)). As with partial withdrawals, loans reduce the Surrender Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the Basic Guarantee or the Extended Guarantee would not remain in effect. A loan may have tax consequences.

FUND RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Fund's prospectus for more information.

                                   FEE TABLES


The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Value among the Subaccounts and the Fixed Account.





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                                       TRANSACTION FEES
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                                                                AMOUNT DEDUCTED
                                                 ---------------------------------------------
                              WHEN CHARGE IS      MAXIMUM GUARANTEED
         CHARGE                  DEDUCTED               CHARGE             CURRENT CHARGE
----------------------------------------------------------------------------------------------

                                                    0-4.00% of each
                                                   Premium payment,   0-4.00% of each Premium
PREMIUM EXPENSE CHARGE     Upon receipt of each    depending on the    payment, depending on
(Taxes)                      Premium payment      Insured's state of   the Insured's state of
                                                       residence             residence
----------------------------------------------------------------------------------------------

SURRENDER CHARGE         Upon surrender or Lapse
(DEFERRED SALES             during the first 9
CHARGE)(1)               Policy Years, or during  $0.87 - $42.31 per     $0.87 - $42.31 per
                            the first 9 Policy         $1,000 of        $1,000 of Specified
(Minimum and Maximum        Years following an     Specified Amount   Amount during the first
Charge)                   increase in Specified    during the first        Policy Year(2)
                                  Amount            Policy Year(2)
----------------------------------------------------------------------------------------------


Charge for a male        Upon surrender or Lapse   $7.71 per $1,000     $7.71 per $1,000 of
Insured, Attained Age       during the first 9            of              Specified Amount
35, in the preferred     Policy Years, or during   Specified Amount
non-tobacco rating          the first 9 Policy
class                       Years following an
                          increase in Specified
                                  Amount
----------------------------------------------------------------------------------------------
                                                         $300
ACCELERATED DEATH            At the time the                                    $300
BENEFIT OPTION CHARGE       Accelerated Death
                             Benefit is paid
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                         Upon partial withdrawal  The lesser of: (1)   The lesser of: (1) $25
                                                        $25 per        per withdrawal, or (2)
PARTIAL WITHDRAWAL FEE                            withdrawal, or (2)      2% of the amount
                                                   2% of the amount          withdrawn
                                                       withdrawn
----------------------------------------------------------------------------------------------
                             Upon increase in
                           Specified Amount(3)       $100 for each              None
SPECIFIED AMOUNT                                   Specified Amount
INCREASE CHARGE                                     increase, after
                                                    the first in a
                                                      Policy Year
----------------------------------------------------------------------------------------------
                           Upon 13(th) transfer    $10 per transfer             None
                            and each transfer
TRANSFER FEE               thereafter during a
                               Policy Year
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--------------
(1) The surrender charge varies based on the Insured's Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). These charges as shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Home Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.

(2) The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.

(3) We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

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                                       TRANSACTION FEES
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                                                                AMOUNT DEDUCTED
                                                 ---------------------------------------------
                              WHEN CHARGE IS      MAXIMUM GUARANTEED
         CHARGE                  DEDUCTED               CHARGE             CURRENT CHARGE
----------------------------------------------------------------------------------------------

EXECUTIVE BENEFITS PLAN    Upon exercise during          $150                   None
                            the first 2 Policy
ENDORSEMENT CHARGE                Years
----------------------------------------------------------------------------------------------



       The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.




----------------------------------------------------------------------------------------------
                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------
                                                                AMOUNT DEDUCTED
                                                 ---------------------------------------------
                              WHEN CHARGE IS      MAXIMUM GUARANTEED
         CHARGE                  DEDUCTED               CHARGE             CURRENT CHARGE
----------------------------------------------------------------------------------------------

                           On Policy Issue Date
POLICY FEE                   and each Monthly             $6                     $6
                              Processing Day
----------------------------------------------------------------------------------------------
                           On Policy Issue Date   $0.0375 per $1,000   $0.0375 per $1,000 of
                             and each Monthly        of Specified     Specified Amount ($0.45
ADMINISTRATIVE CHARGE     Processing Day, during   Amount ($0.45 per    per $1,000 annually)
                           Policy Years 1 - 10     $1,000 annually)
----------------------------------------------------------------------------------------------
COST OF INSURANCE
CHARGE(4)
                           On Policy Issue Date   $0.06 - $83.33 per     $0.05 - $83.33 per
(Minimum and Maximum         and each Monthly        $1,000 of Net    $1,000 of Net Amount at
Charge)                       Processing Day        Amount at Risk              Risk
----------------------------------------------------------------------------------------------

Charge for a male
Insured, Attained Age      On Policy Issue Date   $0.1442 per $1,000   $0.1300 per $1,000 of
35 in the preferred          and each Monthly      of Net Amount at      Net Amount at Risk
non-tobacco rating            Processing Day        Risk ($1.73 per      ($1.56 per $1,000
class                                              $1,000 annually)          annually)
----------------------------------------------------------------------------------------------

MORTALITY AND EXPENSE             Daily            At an annual rate    At an annual rate of
RISK CHARGE                                        of 0.90% Variable   0.90% Variable Account
                                                     Account Value             Value
----------------------------------------------------------------------------------------------




--------------
(4) Cost of insurance charges vary based on the Insured's Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, we may provide you personalized illustrations of your future benefits under the Policy based upon the Insured#s issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.

----------------------------------------------------------------------------------------------
                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------
                                                                AMOUNT DEDUCTED
                                                 ---------------------------------------------
                              WHEN CHARGE IS      MAXIMUM GUARANTEED
         CHARGE                  DEDUCTED               CHARGE             CURRENT CHARGE
----------------------------------------------------------------------------------------------

                          On Policy Anniversary                        2.00% in Policy Years
LOAN INTEREST SPREAD          or earlier, as             2.00%          1-10 0.50% in Policy
                              applicable(5)                              Years 11 and later
----------------------------------------------------------------------------------------------
RIDER CHARGES:(6)
----------------------------------------------------------------------------------------------
Accidental Death
Benefit Rider
                           On Policy Issue Date    $0.04 - $0.15 per     $0.04 - $0.15 per
(Minimum and Maximum         and each Monthly     $1,000 of Coverage     $1,000 of Coverage
Charge)                       Processing Day
----------------------------------------------------------------------------------------------

                           On Policy Issue Date
Charge for a male            and each Monthly     $0.0658 per $1,000   $0.0658 per $1,000 of
Insured, Attained Age         Processing Day              of                  Coverage
25 in the standard non-                             Coverage ($0.79      ($0.79 per $1,000
tobacco rating class,                                 per $1,000             annually)
                                                       annually)
----------------------------------------------------------------------------------------------
                           On Policy Issue Date
Children's Insurance         and each Monthly      $0.75 per Unit of     $0.75 per Unit of
Rider                         Processing Day        Coverage ($9.00     Coverage ($9.00 per
                                                  per Unit annually)       Unit annually)
----------------------------------------------------------------------------------------------
Guaranteed Insurability
Rider
                           On Policy Issue Date    $0.07 - $0.17 per     $0.07 - $0.17 per
(Minimum and Maximum         and each Monthly          $1,000 of         $1,000 of Coverage
Charge)                       Processing Day           Coverage
----------------------------------------------------------------------------------------------

                           On Policy Issue Date
Charge for a female          and each Monthly     $0.0858 per $1,000   $0.0858 per $1,000 of
Insured, Attained Age         Processing Day              of            Coverage ($1.03 per
7, in the standard non-                             Coverage ($1.03       $1,000 annually)
tobacco rating class                                  per $1,000
                                                       annually)
----------------------------------------------------------------------------------------------

Other Insured Rider        On Policy Issue Date     $0.06  - $83.33     $0.06  - $83.33 per
                             and each Monthly        per $1,000 of       $1,000 of Coverage
                              Processing Day           Coverage
                        ----------------------------------------------------------------------
                           On Policy Issue Date
(Minimum and Maximum         and each Policy              $20                   $20
Charge)                        Anniversary
----------------------------------------------------------------------------------------------



--------------
(5) Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender or the insured's death. The loan interest spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your Loan Account. After the 10th Policy Year, the loan interest spread is 0.5%.

(6) Charges for the Accidental Death Benefit Rider, Children's Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, and Waiver of Premium Disability Rider vary based on the Insured's Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.

----------------------------------------------------------------------------------------------
                   PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
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                                                                AMOUNT DEDUCTED
                                                 ---------------------------------------------
                              WHEN CHARGE IS      MAXIMUM GUARANTEED
         CHARGE                  DEDUCTED               CHARGE             CURRENT CHARGE
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Charge for a female
Insured, Attained Age      On Policy Issue Date   $0.1042 per $1,000   $0.0908 per $1,000 of
30, in the Preferred         and each Monthly     of Coverage ($1.25    Coverage ($1.09 per
non-tobacco rating            Processing Day          per $1,000          $1,000 annually)
class                                                  annually)
                        ----------------------------------------------------------------------
                           On Policy Issue Date           $20                   $20
                             and each Policy
                               Anniversary
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Disability Waiver of
Monthly Deductions         On Policy Issue Date    2.20% - 24.20% of
Rider                        and each Monthly     Monthly Deductions     2.20% - 24.20% of
                              Processing Day           based on          Monthly Deductions
(Minimum and Maximum                              guaranteed maximum   based on current cost
Charge)                                            cost of insurance     of insurance rates
                                                         rates
----------------------------------------------------------------------------------------------
                                                   6% of the Monthly
Charge for a male          On Policy Issue Date    Deductions based
Insured, Attained Age        and each Monthly        on guaranteed         6% of Monthly
35, in the preferred          Processing Day        maximum cost of     Deductions based on
non-tobacco rating                                  insurance rates       current cost of
class                                                                     insurance rates
----------------------------------------------------------------------------------------------



The next table describes the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The following table describes the minimum and maximum fees and expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2006.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):



---------------------------------------------------------------------------------
                                                               MINIMUM   MAXIMUM
----------------------------------------------------------------------- ---------
 TOTAL ANNUAL FUND OPERATING EXPENSES                            0.46%     1.26%
----------------------------------------------------------------------- ---------




The expenses used to prepare this table were provided to the Company by the Funds. The expenses shown reflect the highest and lowest expenses incurred for the year ended December 31, 2006, rounded to the nearest one hundredth of one percent. Current or future expenses may be greater or less than those shown. With respect to the Conservative Allocation Fund, Moderate Allocation Fund and the Aggregation Allocation Fund, the expenses shown here also include expenses for the funds acquired by these "fund of funds" investment options.


In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Policy Value. For more information, please see each Fund's prospectus.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

CUNA MUTUAL LIFE INSURANCE COMPANY
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CUNA MUTUAL LIFE INSURANCE COMPANY

CUNA Mutual Life Insurance Company (also referred to herein as the "Company," "we," "us," and "our") is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202.

On July 1, 1990, we entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."

THE FIXED ACCOUNT

The Fixed Account is part of the Company's General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all assets contributed to the Fixed Account. The Company guarantees that all Policy Value allocated to the Fixed Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Fixed Account is not available in New Jersey.

LEGAL PROCEEDINGS

We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

THE SEPARATE ACCOUNT AND THE FUNDS
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We established the Separate Account on August 16, 1983. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We have the right to transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for mortality and expense charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment experience of the Separate Account or of any Subaccount. Policy Value varies daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Policy Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.

ULTRA SERIES FUND


MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Wellington Management Company, LLP serves as the investment subadviser for the Mid Cap Value Fund, the Mid Cap Growth Fund and the Small

Cap Value Fund. Shares of the Ultra Series Fund also are offered to CUNA Mutual Group affiliated separate accounts and qualified retirement plans.



CONSERVATIVE ALLOCATION FUND. This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.



MODERATE ALLOCATION FUND. This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.



AGGRESSIVE ALLOCATION FUND. This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs). The Fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the Fund's investment adviser.


MONEY MARKET FUND. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity.

BOND FUND. This Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

HIGH INCOME FUND. This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.


DIVERSIFIED INCOME FUND (FORMERLY BALANCED FUND). This Fund seeks a high total return through the combination of income and capital appreciation.



LARGE CAP VALUE FUND. This Fund seeks long-term growth of capital with income as a secondary consideration.



LARGE CAP GROWTH FUND.  This Fund seeks long-term capital appreciation.


MID CAP VALUE FUND.  This Fund seeks long-term capital appreciation.


MID CAP GROWTH FUND.  This Fund seeks long-term capital appreciation.



SMALL CAP VALUE FUND.  This Fund seeks long-term capital appreciation.



SMALL CAP GROWTH FUND.  This Fund seeks long-term capital appreciation.


INTERNATIONAL STOCK FUND.  This Fund seeks long-term growth of capital.

GLOBAL SECURITIES FUND.  This Fund seeks capital appreciation.

MORE INFORMATION ABOUT THE FUNDS

In addition to the Separate Account, Ultra Series Fund, may sell shares to pension and retirement plans qualifying under Section 401 of the Internal Revenue Code.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUNDS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by MEMBERS Capital Advisors, Inc. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even though the other Fund is managed by MEMBERS Capital Advisors, Inc. and has the same investment subadviser, the same investment objectives and policies, and a very similar name. Please note that during extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.

To reduce service expenses, the Company intends to send only one copy of its reports per household regardless of the number of Owners at the household. However, any Owner may obtain additional reports upon request to the Company.

The Company has entered into an agreement with MEMBERS Capital Advisors, Inc. under which the latter pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account

(and other separate accounts of the Company) in the Funds. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under the agreement by MEMBERS Capital Advisors, Inc. does not increase the fees or expenses paid by the Funds or their shareholders.

THE POLICY
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APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and submit it to an authorized sales representative. You must also pay an Initial Required Premium, as further described below, while the Insured is alive, on or before the Policy Issue Date. All Premiums after the Initial Required Premium must be paid to the Home Office.

Please note that certain provisions of your Policy may be different than the general description in this Prospectus and certain riders and options may not be available because of legal restrictions in your state. Contact the Home Office or see your Policy for specific variations since any such state variations will be included in your Policy or in riders or endorsements attached to your Policy.

CONDITIONS FOR POLICY ISSUE

The minimum Specified Amount for this Policy is $50,000 ($25,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of age. We require evidence of insurability satisfactory to us before issuing a Policy. In some cases, this evidence will include a medical examination.

POLICY ISSUE DATE

Full Insurance coverage under the Policy begins as of the Policy Issue Date. The Policy Issue Date is also used to determine Policy Anniversaries and Monthly Processing Days. If the Initial Required Premium is paid with the application, and, after underwriting is complete, the Policy is approved for issue as applied for, then the Policy Issue Date is the Valuation Day as of which the Policy is approved. If the Initial Required Premium does not accompany the application, or if the Policy is approved other than as applied for, then the Policy Issue Date is approximately ten days after the Valuation Day as of which the Policy is approved.

TEMPORARY INSURANCE AGREEMENT

If the Initial Required Premium is paid with the application, the Proposed Insured(s) will be covered prior to the Policy Issue Date under a Temporary Insurance Agreement. The coverage is limited to 50 percent of the amount of coverage applied for up to a maximum benefit of $150,000 per proposed insured. The details of the Temporary Insurance Agreement are found in the Temporary Insurance Agreement section of the application.

"RIGHT-TO-EXAMINE" PERIOD

You may cancel the Policy before the latest of the following three events:

       -  45 days after the date of the application.

       - 10 days after we have personally delivered or have sent the Policy and a notice of right of withdrawal to you by first class mail. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)

       - 10 days after you receive the Policy. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)

To cancel the Policy, you must mail or deliver the Policy to the sales representative who sold it or to our Home Office along with a Written Request to cancel. If you return the Policy, we will treat it as if it had not been issued. You will receive a refund equal to the Premiums paid, unless state law requires a different result.

FLEXIBILITY OF PREMIUMS

The Policy provides for a schedule of planned annual Premiums determined by you. You are not required, however, to pay Premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay Premiums after the Initial Required Premium at any time while the Policy is In Force.

If you want the Basic or Extended Guarantee to be in effect, the Initial Required Premium is at least one-sixth (1/6) of the Basic Guarantee Premium. If you do not choose to utilize the Basic Guarantee or Extended Guarantee, the Initial Required Premium is at least one-twelfth (1/12) of the Basic Guarantee Premium. The Basic Guarantee Premium is the sum of the expected first year charges plus the first year Surrender Charge and provides certain protections against Lapse. The Initial Required Premium for your policy is shown on the Policy's data page.

A higher level of Premium, the Extended Guarantee Premium, will fund the Policy at the Extended Guarantee Level which provides protection against Lapse. The Extended Guarantee Premium equals the current guideline level Premium as determined by the current Internal Revenue Code.

The Initial Required Premium, the Planned Premium, the Extended Guarantee Premium, and the Basic Guarantee Premium are shown on the data page of the Policy. We reserve the right to refuse any Premium payment that is less than $50.

The total of all Premiums paid may never exceed the maximum Premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a Premium is paid which would result in total Premiums exceeding the maximum Premium limitation, we will only accept that portion of the Premium which would make total Premiums equal the maximum. We will return any excess amount and will not accept further Premiums until the maximum Premium limitation increases.

We reserve the right to refuse any Premium or part of a Premium that would increase the Death Benefit by more than the amount of the Net Premium.

ALLOCATION OF NET PREMIUMS

You determine what percentages of the Net Premiums are allocated to each Subaccount and the Fixed Account. The minimum allocation is 1% of any Net Premium using only whole percentages. If the Initial Required Premium is received before we issue the Policy, it is held in a suspense account until the Policy Issue Date. On the Policy Issue Date, the Net Premium is allocated to the Subaccounts and the Fixed Account. Allocations are made by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocations are changed by the Owner.

LAPSE

Unless the Basic Guarantee or Extended Guarantee is in effect, your Accumulated Value on any Monthly Processing Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a Grace Period has begun under the Policy. If sufficient Net Premium is not paid during the Grace Period, the Policy will Lapse without value. The Net Premium required to terminate the Grace Period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the Grace Period. If the Insured dies during the Grace Period, unpaid Monthly Deductions are deducted from the Death Benefit Proceeds.

REINSTATEMENT

You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

       - The Owner makes a Written Request to reinstate the Policy within five years after the Lapse.

       -  The Insured meets the Company's insurability requirements;

       - The Owner pays a Net Premium in an amount sufficient to cover any unpaid Monthly Deductions and Surrender Charges that have been used to pay Monthly Deductions due prior to the end of the Grace Period, plus the anticipated amount of two Monthly Deductions; and.

       - You pay the amount of or reinstate any loan outstanding as of the date of Lapse.

A reinstatement becomes effective only after we approve it. Cost of insurance rates following reinstatement, if approved, will be based upon the risk classification of the reinstated policy.

PREMIUMS TO PREVENT LAPSE

If your Policy meets the Premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.

       a. BASIC GUARANTEE: The Basic Guarantee is in effect if the total of your Net Premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any partial withdrawals (including cash dividends) and loans taken to date, is at least equal to the Basic Guarantee Premium multiple. The Basic Guarantee Premium multiple is equal to the Basic Guarantee Premium multiplied by the number of years the Policy has been In Force as of that Monthly Processing Day. This Basic Guarantee will remain in effect as long as you meet the Premium requirements, and continues until the later of: (1) the Insured's Attained Age 65; or (2) 10 years after the Policy Issue Date. The Basic Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you change your Policy benefits or change how you fund your Policy, the Basic Guarantee Premium will change. The Basic Guarantee only applies for the first five Policy Years in some states, including Florida, Maryland, Massachusetts, New Jersey, Pennsylvania, and Texas.


       b. EXTENDED GUARANTEE: The Extended Guarantee is in effect if the total of your Net Premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any partial withdrawals (including cash dividends) and loans taken to date, is at least equal to the Extended Guarantee Premium multiple. The Extended Guarantee Premium multiple is equal to the Extended Guarantee Premium multiplied by the number of years the Policy has been In Force as of that Monthly Processing Day. This Extended Guarantee will remain in effect as long as you meet the Premium requirements, and will continue until the Insured's Attained Age 95. The Extended Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you make a change to your Policy benefits or change how you fund your Policy, the Extended Guarantee Premium will change. The Extended Guarantee may not be available in all states. It is currently not available in Florida, Maryland, Massachusetts, New Jersey, Pennsylvania, and Texas.


We will notify you if your accumulated Net Premiums, less withdrawals and loans, are no longer sufficient to keep the Basic Guarantee or Extended Guarantee in effect. If the Basic or Extended Guarantee ends, you will have 61 days (31 days for residents of Florida) to pay us sufficient Premium to reinstate it.

During the guarantee period, the Monthly Deduction is deducted and may result in a Surrender Value of less than zero at the end of the period. If your Surrender Value is equal to or less than zero at the end of the guarantee period, we will mail a notice informing you that a Grace Period has begun under your Policy.

DEATH BENEFIT PROCEEDS

Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured's death, we will pay the Death Benefit Proceeds to the Beneficiary. The Company waits to receive all required claim forms and information before processing the claim settlement, as requested by the beneficiary. If no Beneficiary survives the Insured, we will pay the Death Benefits Proceeds to you, if living, or to your estate.

We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options to which we consent.

We pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the Insured's death, as required by each state), until the date of payment. Interest is paid at an annual rate that we determine or as required by the state, whichever is greater.

During the Insured's lifetime, you may elect a settlement option for the payment of the Death Benefit Proceeds. To make such an election, we must receive the written consent of all Irrevocable Beneficiaries and assignees. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two Death Benefit Options. Your selection will affect the Death Benefit, the Monthly Deduction, and the Policy Value. Under either option, Death Benefit Proceeds are equal to:

       -  The Death Benefit as of the date of the Insured's death; plus
       -  Any Premiums received after date of death; minus
       -  Any partial withdrawals taken after the date of death; minus
       - Any insurance charges due if the Insured dies during a Grace Period; minus
       -  Any Loan Amount.

The Death Benefit, however, differs under the two options.

Under Option 1, the Death Benefit through Attained Age 95 is the greater of:

       -  The Specified Amount.
       - The Policy Value as of the Insured's date of death multiplied by the Death Benefit Percentage Factor.

Under Option 2, the Death Benefit is the greater of:

       - The Specified Amount plus the Policy Value as of the Insured's date of death.
       - The Policy Value as of the Insured's date of death multiplied by the Death Benefit Percentage Factor.

The Death Benefit Percentage Factor is the ratio of Death Benefit to Policy Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Percentage Factor varies by Attained Age. The Death Benefit Percentage Factor decreases as the Attained Age of the Insured increases.

CHANGE OF DEATH BENEFIT OPTION

You may change the Death Benefit Option at any time by Written Request. Changing the Death Benefit Option may have tax consequences. A change becomes effective as of the first Monthly Processing Day after the Company receives the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The written consent of all assignees and irrevocable beneficiaries must be obtained prior to the change. We reserve the right to require evidence of insurability.

If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy Value as of the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect how the Death Benefit is determined from that point on. The Death Benefit will vary with Policy Value from that point on, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies. No change from Death Benefit Option 1 to Death Benefit Option 2 is allowed if the resulting Specified Amount would be less than $40,000 ($20,000 if Issue Age is 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy Value as of the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect the determination of the Death Benefit from that point on. The Death Benefit as of the date of the change becomes the new Specified Amount and remains at that level, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased Death Benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.

A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy Value under option 1, but is constant under option 2, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

ACCELERATED BENEFIT OPTION

If you elect to receive an accelerated payment of the Death Benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy's eligible Death Benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. The eligible Death Benefit is the Death Benefit calculated without including Policy Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the Death Benefit and deduct interest on the amount paid. As a result, the Death Benefit Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:

       1) be In Force other than as extended term insurance; and

       2) have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received at the Home Office.

The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.

CHANGE OF SPECIFIED AMOUNT

A Written Request is needed to change the Specified Amount. Changing the Specified Amount is currently allowed at any time. We reserve the right to discontinue our current practice of allowing a change in Specified Amount during the first Policy Year. Changing the Specified Amount may have tax consequences. If more than one increase is requested in a Policy Year, we may charge $100 for each increase after the first. Changes are subject to the following conditions.

Decreases. After the decrease, the Specified Amount must be at least $40,000 ($20,000 for Issue Ages 65 and over). We reserve the right to require that the Specified Amount after any decrease be at least the minimum Specified Amount necessary to issue a new Policy. The decrease is effective as of the Monthly Processing Day coincident with or next following the day the request is received at the Home Office. The effective date of the decrease will be shown on an endorsement to the Policy. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced surrender charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The increase is effective as of the first Monthly Processing Day after the Company receives the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The effective date of the increase will be shown on an endorsement to the Policy.

Because the surrender charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable surrender charge. However, no additional Surrender Charges accrue for increases in Specified Amount due to a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the administrative charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing administrative charge. As with the surrender charge, an increase resulting from a change in Death Benefit Option 2 to Option 1, does not result in an increase in the administrative charge.

We reserve the right to require for a Specified Amount increase, the payment of additional Premiums in an amount equal to the Initial Required Premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a cost of insurance rate different than the cost of insurance rate charged on the original Specified Amount.

POLICY VALUES
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POLICY VALUE. The Policy Value is the sum of the Variable Account Value (itself the sum of the Subaccount Values), the Fixed Account Value and the Loan Account Value. As a result, Policy Value increases whenever:

       - Investment gains occur in any Subaccount.
       - Interest is credited to the Policy for amounts held in the Fixed
         Account.
       - Interest is credited to the Policy for any Loan Amounts held in the Loan Account.
       - Additional Net Premiums are paid.
       - Policy dividends are paid into the Subaccounts or Fixed Account.

Policy Value decreases whenever:

       - Investment losses occur in any Subaccount.
       - Monthly Deduction or service fees are paid.
       - A partial withdrawal is made.

Policy Value is unaffected when:

       - A Policy loan is either disbursed or repaid.
       - Policy Value is transferred between any Subaccount or the Fixed Account and the Loan Account, between Subaccounts or between the Subaccounts and the Fixed Account (exclusive of any transfer fee).

Policy Value is determined as of the end of each Valuation Period by adding the Variable Account Value, the Fixed Account Value and the Loan Account Value.

Fixed Account Value.  A Policy's Fixed Account Value is equal to:

       - aggregate Net Premium allocated to the Fixed Account; plus
       - Policy Value transferred to the Fixed Account; plus
       - interest credited to the Fixed Account; minus
       - any partial withdrawals (including any applicable surrender charges deducted); minus
       - any transfers of Policy Value from the Fixed Account (including any transfer fees); minus
       - the aggregated portion of monthly deductions made from the Fixed Account; less
       - the Fixed Account's portion of any Increase of Specified Amount Charge.

Variable Account Value. Variable Account Value is the sum of the Subaccount Values and therefore reflects the investment experience of the Subaccounts to which it is allocated.

The Subaccount Value of any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Subaccount Value is equal to that part of any Net Premium allocated to and any Policy Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Policy Value (including any transfer fees) from the Subaccount during the Valuation Period.

Net Premiums allocated to a Subaccount and Policy Value transferred to a Subaccount are converted into Accumulation Units. For each such allocation or transfer, the number of Accumulation Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount's Accumulation Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Policy Value transferred to a Subaccount increases the number of the Subaccount's Accumulation Units credited to the Policy as of the end of the Valuation Period for which they are credited.

Certain events reduce the number of Accumulation Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Subaccount Value from a Subaccount result in the cancellation of an appropriate number of Accumulation Units of that Subaccount, as do: (1) surrender of the Policy, (2) payment of the Death Benefit Proceeds, and (3) the deduction of that Subaccount's share of the monthly deduction or any applicable Increase of Specified Amount Charge. Accumulation Units are cancelled as of the end of the Valuation Period during which the transaction is executed or the Company receives notice regarding the event.

The value of an Accumulation Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

       (1) is (a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

       (2) is a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

       (3) is the number of Accumulation Units outstanding as of the end of the Valuation Period.

The Accumulation Unit Value may increase or decrease from one Valuation Period to the next as a result of investment experience. The Accumulation Unit Value varies between Subaccounts.

TRANSFER OF VALUES

You may make the following transfers of Policy Value: (1) between Subaccounts at anytime; (2) from a Subaccount to the Fixed Account at any time except for the six month period after a transfer out of the Fixed Account; and (3) from the Fixed Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary. Only one transfer of up to 25% of the Fixed Account Value is allowed each Policy Year. However, we currently waive these restrictions on transfers from the Fixed Account.

The first twelve transfers in a Policy Year are free. We may charge $10 for the thirteenth and each additional transfer in a Policy Year. We currently waive this fee. All transfers on the same Valuation Day are considered one transfer for purposes of the transfer fee.

A request to transfer Subaccount Values to other Subaccounts and/or Fixed Account or from the Fixed Account to one or more Subaccounts which is received before 3:00 p.m. Central Time will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.

We further reserve the right to restrict the ability to transfer Policy Value among Subaccounts and/or the Fixed Account if we believe such action is necessary to maintain the tax status of the Policies.

Transfers can be made by Written Request. The Written Request will take effect the day it is received at the Home Office if prior to 3:00 p.m. Central Time. Requests received after 3:00 p.m. Central Time will be processed the next Valuation Day.

Telephone and Facsimile Transfers. You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:

       -  Record calls requesting transfers.
       - Ask the caller questions in an attempt to determine if you are the caller.
       -  Transfer funds only to other Subaccounts and to the Fixed Account.
       -  Send a written confirmation of each transfer.

We also permit written transfer requests by facsimile provided that we have an original signed fax authorization from you. We reserve the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing our Home Office.

If we use reasonable procedures and believe the instructions to be genuine, you bear the loss if someone gives unauthorized or fraudulent telephone or facsimile transfer requests to us.

Additional Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners invested in the Subaccounts, not just those making the transfers.

In order to try to protect Owners and the Funds from potentially harmful trading activity, the Company has certain market timing policies and procedures (the "Market Timing Procedures").


Deterrence. The Company employs various means in an attempt to detect, deter, and prevent frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. The Company may vary the Market Timing Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, the Company will apply the Market Timing Procedures, including any variance in the Market Timing Procedures by Subaccount, uniformly to all Owners. The Company also coordinates with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Market Timing Procedures.


Please note that despite its best efforts, the Company may not be able to detect nor stop all harmful trading.

Detection. Once an Owner has been identified as a "market timer" under the Market Timing Procedures, the Company notifies the Owner that from that date forward, for three months from the date the Company mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by Written Request with an original signature conveyed through the U.S. mail or overnight delivery service.

In its sole discretion, the Company may revise the Market Timing Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). The Company also reserves the right, to the extent permitted by applicable law, to implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, the Company may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, the Company also reserves the right to defer the transfer privilege at any time that it is unable to purchase or redeem shares of the Funds.

The Company currently does not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than the Company's in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

The Company's ability to detect and deter such transfer activity is limited by its operational and technological systems, as well as by its ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite the Company's best efforts, it cannot guarantee that the Market Timing Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf the Company applies the Market Timing Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures the Company has adopted to discourage market timing and other programmed, large, frequent, or short-term transfers.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order the Company submits may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent the Company from implementing your request.

DOLLAR-COST AVERAGING

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Money Market subaccount and/or Fixed Account to other Subaccounts and/or Fixed Accounts. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per Accumulation Unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in a Subaccount and/or Fixed Account, the entire amount will be transferred. The amount transferred to a subaccount and/or a Fixed Account must be at least 1% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Policy Value in the Subaccount and/or Fixed Account is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Subaccount and/or Fixed Account has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the twelve free transfers in a Policy Year. We reserve the right to discontinue offering dollar-cost averaging at any time and for any reason. We reserve the right to discontinue offering automatic transfers at any time for any reason.

AUTOMATIC PERSONAL PORTFOLIO REBALANCING SERVICE

If elected at the time of the application or requested at any time by Written Request, you may instruct us to automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Policy Value between and among specified Subaccounts and/or Fixed Account in order to achieve a particular percentage allocation of Policy Value among the Subaccounts. The percentage allocations must be in whole percentages and must be at least 1% per allocation. You may start and stop automatic Policy Value rebalancing at any time and may specify any percentage allocation of Policy Value between or among as many Subaccounts and/or Fixed Account as are available at the time the rebalancing is elected. (If you elect automatic Policy Value rebalancing without specifying percentage allocation(s), we will allocate Policy Value in accordance with your currently effective Premium payment allocation schedule.) There is no additional charge for using

Policy Value rebalancing. If the Owner does not specify a frequency for rebalancing, we will rebalance quarterly. We reserve the right to discontinue offering automatic transfers at any time and for any reason.

OTHER TYPES OF AUTOMATIC TRANSFERS

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Policy Value from one Subaccount and/or Fixed Account to another. Such automatic transfer amounts may be requested on the following basis: (1) as a specified dollar amount; (2) as a specified number of Accumulation Units; (3) as a specified percent of Policy Value in a particular Subaccount and/or Fixed Account, or (4) in an amount equal to the excess of a Specified Amount of Policy Value in a particular Subaccount and/or Fixed Account.

The minimum automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount and/or Fixed Account from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount and/or Fixed Account must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Policy Value in the Subaccount and/or Fixed Account from which the transfers are being made is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Subaccount and/or Fixed Account from which transfers are being made has been insufficient to implement the automatic transfer instructions you have given us. We will notify you when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. We reserve the right to discontinue offering automatic transfers at any time and for any reason.

SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender. You may surrender the Policy for its Surrender Value. A Policy surrender may have adverse tax consequences. You must obtain the written consent of all assignees or Irrevocable Beneficiaries before a surrender. We may require the return of the Policy.

Surrender of the Policy will take effect the day a Written Request is received at the Home Office if prior to 3:00 p.m. Central Time. Requests received after 3:00 p.m. Central Time will be processed the next Valuation Day. The Policy and all insurance terminate upon surrender.

Partial Withdrawal. You may make partial withdrawals by Written Request. A partial withdrawal may have adverse tax consequences. Written consent of all assignees or irrevocable beneficiaries must be obtained prior to any partial withdrawal. An amount up to the Surrender Value, less two months of insurance charges, may be taken as a partial withdrawal. Partial withdrawals will take effect the day a Written Request is received at the Home Office if prior to 3:00 p.m. Central Time. Requested received after 3:00 p.m. Central Time will be processed on the next Valuation Day. A partial withdrawal request for the Surrender Value is considered a surrender of the Policy.

You may specify the accounts from which the partial withdrawal will be deducted. If any account value is insufficient, or if you do not specify the accounts, the amount will be deducted pro rata from the remaining accounts.

If Death Benefit Option 1 is in effect at the time of a partial withdrawal, the Specified Amount will be reduced by the amount of the partial withdrawal, including the amount of the service fee. If Death Benefit Option 2 is in effect at the time of a partial withdrawal, Specified Amount will not change. We reserve the right to decline a partial withdrawal request if the Specified Amount after the partial withdrawal would be below the minimum Specified Amount necessary to issue a new Policy. If the Death Benefit derived from application of the Death Benefit Percentage Factor applies, the Death Benefit decreases by more than the amount withdrawn causing the Net Amount at Risk and the monthly Cost of Insurance to diminish.

Cash dividend payments are included as partial withdrawals when determining whether the Basic and Extended Premium Guarantees are in effect.

Currently there are no limitations on partial withdrawals, however, the Company reserves the right to limit the number of partial withdrawals to two per Policy Year. Payment is generally made within seven days of the surrender or partial withdrawal date.

MATURITY

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Surrender Value as of that date, unless the Maturity Date has been extended, as allowed by state law. The tax consequences associated with continuing the Policy beyond the Insured's 100th birthday are uncertain and you should consult a tax adviser.

PAYMENT OF BENEFITS/SETTLEMENT OPTIONS

There are several options for receiving Death Benefit Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. For more information concerning the options listed below, please contact the Home Office:

       - Interest Option
       - Installment Option
       - Life Income -- Guaranteed Period Certain
       - Joint and Survivor Life

Your beneficiary may elect to deposit the Death Benefit Proceeds into an interest bearing account maintained by a financial institution and retained by us in our General Account. In that case, we will provide your beneficiary with a checkbook to access those Death Benefit Proceeds, and your beneficiary will receive any interest earned on the Death Benefit Proceeds. Please note that the Death Benefit Proceeds deposited into the account, as well as any interest earned, will not be federally insured by the Federal Deposit Insurance Corporation or any other governmental agency, but will be backed by the full faith and credit of the Company. This option is not available in all states. For more information concerning this settlement option, please contact the Home Office.

SUSPENSION OF PAYMENTS

For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or Partial Withdrawal, or take a Policy loan when:

       1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.

       2. During periods when trading on the Exchange is restricted as determined by the SEC.

       3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

       4. During any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Fixed Account, the payment of full or Partial Withdrawal proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.

POLICY LOANS

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 90% of the Cash Value of the Policy (100% of the Cash Value for residents of Florida and Texas) as of the date of the loan.

Interest. We charge interest on amounts that you borrow. The interest rate charged is a maximum of 6% and is an effective annual rate compounded annually on the Policy Anniversary. Interest is charged in arrears from the date of the loan and is due from you on each Policy Anniversary for the prior Policy Year. If you do not pay the interest when due, the amount of the interest is added to the outstanding Loan Amount. Thus, unpaid interest is charged interest during the ensuing Policy Year. For Policies in the 11th Policy Year or later, we charge a preferred effective annual interest rate up to 4.5% on amounts borrowed. We may charge interest at lower rates from time to time.

We credit Loan Account Value with interest at an effective annual rate of 4%. On each Policy Anniversary, interest earned on Loan Account Value since the preceding Anniversary is transferred to the Subaccounts and the Fixed Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. When we make a loan to you, we transfer an amount of Policy Value sufficient to secure the loan out of the Subaccounts and the Fixed Account and into the Loan Account. You may specify how this transferred Policy Value is allocated from among the Subaccount Values and the Fixed Account Value. If you do not specify the allocation, we make the allocation based on the proportion that each Subaccount Value and the Fixed Account Value bear to the Policy Value as of the date that the transfer is made. If unpaid interest is due from you on a Policy Anniversary it is added to the Loan Amount. Policy Value in the amount of the interest also is transferred to the Loan Account as of that Anniversary. The Policy Value transferred in connection with unpaid interest is allocated on the same basis as other Policy Value transferred to the Loan Account.

Loan Account Value is recalculated when interest is added to the Loan Amount, a loan repayment is made, or a new loan is made under Policy.

Non-Payment Of Policy Loans. If Loan Account Value exceeds Cash Value, then you must make either a loan repayment or a Net Premium payment sufficient to raise the Cash Value or lower the Loan Account Value so that Cash Value exceeds the Loan Account Value. We will send you and any assignee of record a notice indicating the amount that must be paid. If payment is not received at the Home Office within 30 days of the notice being mailed, the Grace Period will begin. (See "Lapse") If the Grace Period expires without the payment being made, then the Policy Lapses.

Loan Repayment. You may repay a loan or repay any part of a loan at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as Premiums. Upon repayment of any part of a loan, Loan Account Value in an amount equal to the payment is transferred to the Subaccounts and the Fixed Account will take effect the day it is received at the Home Office if prior to 3:00 p.m. Central Time. Loan repayments received after 3:00 p.m. Central Time will be processed the next Valuation Day. Unless you specify otherwise, the amount transferred is allocated among or between the Subaccounts and the Fixed Account in accordance with your allocation instructions for Net Premium Payments in effect at that time.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Subaccounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Surrender Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax and a 10% federal penalty tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a modified endowment contract ("MEC") under federal tax law, loans may be currently taxable and subject to a 10% federal penalty tax.

CHARGES AND DEDUCTIONS
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PREMIUM EXPENSE CHARGE. We deduct from Premiums the Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the data page of the Policy.

MONTHLY DEDUCTION. The Monthly Deduction due on each Monthly Processing Day is the sum of:

       -  The cost of insurance charge for that month; plus
       -  The Policy Fee; plus
       -  The Administrative Fee; plus
       -  The cost of any additional benefits provided by rider, if any.

The Monthly Deduction is allocated to all subaccounts and fixed account values on a pro rata basis is collected by liquidating the number of Accumulation Units (or fraction of Accumulation Units) in Subaccounts (and/or withdrawing values from the Fixed Account) in an amount equal to the Monthly Deduction.

Cost of Insurance Charge. This charge compensates the Company for the expense of underwriting the Death Benefit. The cost of insurance ("COI") rate for the Policy is determined by the Insured's Attained Age, gender, duration, Net Amount at Risk, tobacco status, and rating class. COI rates depend on our expectations as to future mortality experience. Higher rates are charged if we determine that for some reason the Insured is a higher mortality risk. The Tobacco User and Non-Tobacco User rates are further classified as either preferred or standard based on underwriting guidelines and principles.

The COI rate also varies based on the Specified Amount of each Policy. There are four Specified Amount rate bands. Band 1 is for Specified Amounts of less than $100,000; Band 2 is for Specified Amounts of at least $100,000 but less than $250,000; Band 3 is for Specified Amounts of at least $250,000 but less than $1 million; and band 4 is for Specified Amounts of $1 million or more. Generally, the COI rate for a higher band is less than that of lower bands for the same age, gender, and underwriting class. The monthly COI rate will not exceed the rates shown in the Policy. However, we may charge less than these rates. While not guaranteeing to do so, we currently intend to charge less than the guaranteed maximum insurance rates after the 10th Policy Year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables.

The COI is determined by multiplying the COI rate by the Net Amount At Risk for a Policy. Under Death Benefit Option 2, the Net Amount At Risk is always the Specified Amount. Under Death Benefit Option 1, the Net Amount At Risk is the Specified Amount less the Policy Value. Therefore, under Death Benefit Option 1, all of the factors that affect Policy Value affect the Net Amount at Risk. For a Policy where there has been an increase in Specified Amount, there is a Net Amount At Risk associated with the initial Specified Amount and a Net Amount At Risk associated with the increase. The COI rate applicable to the Net Amount At Risk associated with initial Specified Amount is usually less than the rate for the Net Amount at Risk attributable to the increase. The Net Amount At Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount At Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 Death Benefit, Policy Value is first used to offset the initial Specified Amount, and any Policy Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

Policy Fee. The Policy Fee is $6 per month. It is a fee we charge to compensate for some of the administrative expenses associated with the Policy. The fee cannot be increased.

Administrative Charge. We assess a monthly administrative charge at an annual rate of $0.45 per thousand dollars of Specified Amount per Policy Year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. The charge increases if the Specified Amount increases, in proportion to the amount of increase. The charge does not decrease in the event of a Specified Amount decrease. This charge is only charged during the first 10 Policy Years of the Policy or, on an increase in Specified Amount, during the first 10 Policy Years after the increase. An administrative charge of $300 may be assessed if an Owner elects to receive an accelerated Death Benefit.

The administrative charge, together with the policy fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy. These charges, which are outlined in the fee table above, will vary for each Policy Owner.

MORTALITY AND EXPENSE RISK CHARGE. We daily deduct a mortality and expense risk charge of .00246575% of the Policy's Variable Account Value, which is equal on an annual basis to 0.9%. The mortality risk assumed by us is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense to us of administering the Policy will exceed what we expected when setting the other charges under the Policy. If proceeds from this charge are not needed to cover mortality and expense risks, we may use proceeds to finance distribution of the Policies or for any other lawful purpose.

SURRENDER CHARGES. To reimburse us for sales expenses and Policy issue expenses, including but not limited to sales representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct surrender charges from the proceeds in the event of a complete surrender of the Policy during the first 9 Policy Years or the first 9 years following an increase in Specified Amount. If the Policy is not surrendered in the first 9 Policy Years or the first 9 years following an increase in Specified Amount, there is no charge. A chart showing the percentage of surrender charges remaining at the beginning of Policy Years 2 through 9 (or the same number of years following an increase in Specified Amount) is shown below.

The surrender charges vary by the age of Insured, gender, and rating class and are shown on the specifications page of your Policy. For a 35-year-old male Non-Tobacco User, the initial surrender charges would be $7.71 per $1,000 of the Specified Amount. For more information on how these charges vary, please contact the Home Office.

The surrender charges decrease annually after the first year. The percentage of the surrender charges remaining in each Policy Year is:


                           PERCENTAGE OF
POLICY YEAR         SURRENDER CHARGES REMAINING
-----------         ---------------------------


     2                           95%
     3                           90%
     4                           85%
     5                           75%
     6                           65%
     7                           50%
     8                           35%
     9                           20%
     10+                          0%


TRANSFER FEE. Currently, we allow an unlimited number of transfers in each Policy Year without charge. After twelve transfers in any given Policy Year, we may deduct $10 per transfer from the amount transferred.

DUPLICATE POLICY CHARGE. You can obtain a summary of your policy at no charge. There will be a $30 charge for a duplicate policy. In addition, a Written Request is needed to request a duplicate policy.

FEDERAL AND STATE INCOME TAXES. Other than the premium expense charge, no charges are currently made against the Separate Account and/or Fixed Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Fixed Account to pay such taxes.

INCREASE OF SPECIFIED AMOUNT CHARGE. We may assess a $100 charge for each increase in Specified Amount after the first in a Policy Year. This charge compensates the Company for administrative expenses associated with underwriting the increase in Specified Amount.

We currently intend to waive certain fees as stated above. We, however, reserve the right to reinstate the fees and charges in the future.

FUND EXPENSES. Expenses of the Funds, including fees and charges, are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus.

Please note that the Funds and their investment adviser are affiliated with the Company. In addition, as discussed under "The Separate Account and the Funds" above, the Funds pay the Company for providing certain administrative services.

DISTRIBUTION OF THE POLICIES
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We have entered into a distribution agreement with our affiliate, CUNA Brokerage Services, Inc. ("CUNA Brokerage"), for the distribution and sale of the Policies. CUNA Brokerage, located at 2000 Heritage Way, Waverly, Iowa 50677, sells the Policies through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers ("selling firms") that may sell the Policies through their sales representatives.

COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE AND ITS SALES PERSONNEL

We pay commissions to CUNA Brokerage for the sale of the Policies by its sales representatives as well as selling firms. The maximum gross dealer concession payable for sales by CUNA Brokerage's sales representatives are: 100% of Premiums up to the target Premium and 6% of Premiums above that amount paid in the first Policy Year; 3.3% of Premium in Policy Years 2 through 10; and 1.25% of Premium paid thereafter. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Sales representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year. The investment adviser for, or another affiliate of one or more of the Funds also may, from time to time, make payments to CUNA Brokerage for services.

We also pay for CUNA Brokerage's operating and other expenses, including the following sales expenses: (1) sales representative training allowances, (2) compensation and bonuses for CUNA Brokerage's management team, (3) advertising expenses, and (4) all other expenses of distributing the Policies. CUNA Brokerage pays its sales representatives a portion of the commissions received for their sales of Policies. Sales representatives and their managers may also be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with CUNA Brokerage. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, CUNA Brokerage's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help sales representatives and/or their managers qualify for such benefits. CUNA Brokerage's sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

COMPENSATION ARRANGEMENTS FOR SELLING FIRMS AND THEIR SALES PERSONNEL

The maximum gross dealer concession payable for sales by selling firm's sales representatives are: 100% of Premiums up to the target Premium and 6% of Premiums above that amount paid in the first Policy Year; 3.3% of Premium in Policy Years 2 through 10; and 1.25% of Premium paid thereafter. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Sales representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year.

We and/or CUNA Brokerage may pay certain selling firms additional amounts for:
(1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their sales representatives, and (3) other expenses incurred by them. We and/or CUNA Brokerage may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. During the last fiscal year, in conjunction with CUNA Brokerage, the Company paid one selling firm $10,000 in addition to sales commissions.

A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. These programs also may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

SOURCE OF COMPENSATION

Commissions and other incentives or payments described above are not charged directly to Owners or to the Separate Account. We recoup commissions and other sales expenses through fees and charges deducted under the Policy.

OTHER POLICY BENEFITS AND PROVISIONS
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OWNER, BENEFICIARY

You are the person who purchases the Policy and is named in the application. You may or may not be the Insured.

You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Assignees and Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

RIGHT TO CONVERT

You may convert this Policy to a fixed policy during the first 24 months after the Policy Issue Date. It may be converted to a fixed policy by transferring, without charge, the value in the Subaccounts to the Fixed Account unless state law requires or allows otherwise. If you do so, future payments will be allocated to the Fixed Account, unless you specify otherwise. The conversion will become effective when we receive your Written Request.

TRANSFER OF OWNERSHIP

You may transfer ownership of the Policy. A transfer of ownership may have tax consequences. The written consent of all assignees and Irrevocable Beneficiaries must be obtained before the transfer. A Written Request must be in writing and filed at the Home Office. The transfer will take effect as of the date the notice was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.

We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before receiving the Written Request for transfer.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

We reserve the right, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in our sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

VOTING RIGHTS

We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which we have not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which we have received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that it is allowed to vote the shares in our own right, it may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Policy Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from owners in favor of changes initiated by owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

RIDERS AND ENDORSEMENTS
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A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We reserve the right to stop offering the riders mentioned below and to offer additional riders.

Children's Insurance. The rider provides level term insurance to Children of the Insured up to the earlier of age 23 of the child or age 65 for the Insured. The Death Benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies before termination of this rider, the coverage on each child becomes paid-up term insurance to age 23. On the Policy Anniversary following each Insured child's 23rd birthday or at age 65 of the Insured, if sooner, each child may convert this rider to a new Policy without evidence of insurability.

Guaranteed Insurability. This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard or preferred risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

Accidental Death Benefit. This rider provides for the payment of an additional Death Benefit on the life of the Insured should death occur due to accidental bodily injury occurring before age 70. The Premium for the Accidental Death Benefit is payable to age 70.

Other Insured. This rider provides additional level term insurance. The "other Insured" could be the Insured (except in states where it is not allowed by law) or could be another person within the immediate family of the Insured. The Death Benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the Death Benefit. The rider may be issued until the Policy Anniversary following the Insured's 75th Birthday.

Disability Waiver of Monthly Deductions. This rider provides that, during the Insured's total disability, we will waive Monthly Deductions for administrative and life insurance costs or Basic Guarantee Premium, if greater. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

Executive Benefits Plan Endorsement. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the Surrender Charges on the Policy to which it is attached subject to the following conditions:

       1. The Policy is surrendered and the proceeds are used to fund a new Policy provided through CUNA Mutual Life Insurance Company or an affiliate.

       2. The Policy is owned by a business or trust.

       3. The new Policy is owned by the same entity.

       4. The Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended).

       5. The Insured under the new contract is also a selected manager or highly compensated employee.

       6. We receive an application for the new Policy (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Policy Years, we reserve the right to charge a fee to offset expenses incurred where allowed by state law. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

FEDERAL INCOME TAX CONSIDERATIONS
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INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of Premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account through the Eligible Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit due to a requested increase in the specified amount. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment
Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than Death Benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the 10th Policy Anniversary is less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate Premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's Death Benefit Option or face amount, the conversion or exchange of a Policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign
Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Option. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See "Accelerated Death Benefit" for more information regarding the Endorsement.)

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy In Force beyond the Insured's 100th year.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount At Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "Economic Benefit" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the Death Benefit over the Policy Value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2006, the maximum estate tax rate is 46% and the estate tax exemption is $2,000,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

BUSINESS USES OF THE POLICY

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies.   If a Policy is
owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

THE COMPANY'S TAXES

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium expense charges). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

FINANCIAL STATEMENTS
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The Company's financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information ("SAI"). The Company's financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Home Office.

GLOSSARY
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ACCUMULATION UNIT
A unit of measurement used to calculate Subaccount Value.

ATTAINED AGE
The Insured's age on the most recent Policy Anniversary.

BASIC GUARANTEE
Our guarantee that the Policy will not Lapse prior to the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

BASIC GUARANTEE PREMIUM
The amount of Premium each Policy Year necessary to keep the Basic Guarantee in effect.

BENEFICIARY
The person(s) you select to receive the Death Benefit Proceeds under this Policy. You may designate primary, contingent and irrevocable Beneficiaries.

CASH VALUE
The Policy Value minus any applicable surrender charge.

COMPANY (WE, US, OUR)
CUNA Mutual Life Insurance Company.

CONTINGENT BENEFICIARY
The person(s) you select to receive the Death Benefit Proceeds upon the death of the Insured if the primary Beneficiary is not living.

DEATH BENEFIT
The amount we pay to the Beneficiary under a Death Benefit Option before adjustments if the Insured dies while the Policy is In Force before the Maturity Date.

DEATH BENEFIT OPTION
One of two options that you may select for computation of the Death Benefit.

DEATH BENEFIT PROCEEDS
The amount we pay to the Beneficiary when we receive proof of the Insured's death. It equals the Death Benefit on the date of the Insured's death with the following adjustments: (1) plus any Premium received after the date of death,
(2) less the amount of any partial withdrawals made after the date of death, (3) less unpaid Monthly Deduction if death occurred during the Grace Period, and (4) less any Loan Amount.

EXTENDED GUARANTEE
Our guarantee that the Policy will not Lapse prior to the Insured's Attained Age 95.

EXTENDED GUARANTEE PREMIUM
The amount of Premium each Policy Year necessary to keep the Extended Guarantee in effect.

FIXED ACCOUNT
Part of the Company's General Account to which Net Premium may be allocated or Policy Value transferred.

FIXED ACCOUNT VALUE
Policy Value in the Fixed Account.

FUND
Each investment portfolio of Ultra Series Fund or any other open-end management investment company or unit investment trust in which a Subaccount invests.

GENERAL ACCOUNT
The assets of the Company other than those allocated to the Separate Account or another separate account of the Company.

GRACE PERIOD
The 61-day period during which you may pay Premiums to cover overdue (and other specified) Monthly Deductions and thereby prevent the Policy from Lapsing.

HOME OFFICE
The Company's office at 2000 Heritage Way, Waverly, Iowa 50677-9202.

IN FORCE
Status of the Policy after the Policy Issue Date and prior to its termination by Lapse, Surrender or Maturity.

INITIAL REQUIRED PREMIUM
The amount required on or prior to the Policy Issue Date. The Initial Required Premium is shown on the data page of your policy.

INSURED
The person whose life is insured by this Policy.

IRREVOCABLE BENEFICIARY
A Beneficiary who has certain rights that you can change only with his or her consent.

LAPSE
Termination of the Policy at the expiration of the Grace Period while the Insured is still living before the Maturity Date.

LOAN ACCOUNT
A portion of the Company's General Account to which Variable Account Value or Fixed Account Value is transferred to provide collateral for any loan taken under the Policy.

LOAN ACCOUNT VALUE
Policy Value in the Loan Account.

LOAN AMOUNT
At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On a Policy Anniversary, the Loan Amount equals the Loan Account.

MATURITY DATE
The Policy Anniversary when the Insured reaches Attained Age 95 (unless extended). This Policy terminates and life insurance coverage ends on the Maturity Date.

MONTHLY DEDUCTION
The amount we deduct from the Policy Value each month. It includes the cost of insurance charge, the monthly administration charge, the monthly policy fee, and the cost of any riders.

MONTHLY PROCESSING DAY
The day each month as of which we determine the Monthly Deduction and deduct it from Policy Value. It is the same date each month as the Policy Issue Date. If the Monthly Processing Day is not a Valuation Day, then it is the next Valuation Day.

NET AMOUNT AT RISK
As of any Monthly Processing Day, the Death Benefit (discounted for the upcoming month) less the Policy Value (after deduction of the Monthly Deduction).

NET PREMIUM
Any Premium less the Premium expense charge.

OWNER (YOU, YOUR)
The person entitled to exercise all rights as Owner of the Policy.

PLANNED PREMIUM
The Premium payment selected by the Owner as a level amount that he or she plans to pay on a monthly, quarterly, semi-annual or annual basis over the life of the Policy.

POLICY ANNIVERSARY
The same date in each Policy Year as the Policy Issue Date.

POLICY ISSUE DATE
The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy Years, and Policy anniversaries from the Policy Issue Date.

POLICY VALUE
The sum of the Variable Account Value, the Fixed Account Value and the Loan Account Value.

POLICY YEAR
A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

PREMIUM
Any payment you make under the Policy other than a loan repayment.

RIGHT-TO-EXAMINE PERIOD
The period when you may return the Policy and receive a refund. The length of the period varies by state. Your Policy's cover page shows the Right-to-Examine Period.

SEPARATE ACCOUNT
CUNA Mutual Life Variable Account. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

SPECIFIED AMOUNT
The dollar amount selected by the Owner and shown on the Policy data page that is used to determine the Death Benefit.

SUBACCOUNT
A subdivision of the Separate Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT VALUE
The Policy Value in a Subaccount.

SURRENDER VALUE
The Cash Value less any Loan Amount.

VALUATION DAY
For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT VALUE
The sum of all Subaccount Values.

WRITTEN REQUEST
A written notice or request in a form satisfactory to the Company and received at the Home Office and bearing the manually executed signature of the Owner. A Written Request includes a telephone or fax request made pursuant to the terms of a manually executed telephone or fax authorization on file at the Home Office.

YOU (YOUR)
The Owner.

                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS





POLICY INFORMATION.........................................................     1
            The Policy.....................................................     1
            Our Right to Contest the Policy................................     1
            Misstatement of Age or Sex.....................................     1
            Suicide Exclusion..............................................     1
            Collateral Assignments.........................................     1
            Dividends......................................................     2
            Additional Information on Underwriting and Charges.............     2
            Additional Information on Benefits and Settlement Options......     2
ILLUSTRATIONS..............................................................     3
OTHER INFORMATION..........................................................     3
            Registration Statement.........................................     3
            Distribution of the Policies...................................     3
            Records........................................................     5
            State Regulation...............................................     5
            Experts........................................................     5
            Information about the Company..................................     5
            The Fixed Account..............................................     5
            Additional Information about the Separate Account and the
               Funds.......................................................     5
FINANCIAL STATEMENTS.......................................................     7
Appendix A -- First Year Surrender Charges per 1,000 of Specified Amount...   A-1
Appendix B -- Death Benefit Percentage Factor..............................   B-1

To learn more about the Policy, you should read the Statement of Additional Information ("SAI") dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, net cash Surrender Values, and Policy Values, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at our Home Office, 2000 Heritage Way, Waverly, Iowa 50677-9202.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090.

                      MEMBERS(R) VARIABLE UNIVERSAL LIFE II

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                                  (REGISTRANT)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500


                       STATEMENT OF ADDITIONAL INFORMATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding the MEMBERS Variable Universal Life II flexible premium variable life insurance policy (the "Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Separate Account (the "Separate Account"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2007 and the prospectus for the Ultra Series Fund. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. This SAI does not include information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.



The date of this Statement of Additional Information is May 1, 2007.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

Policy Information....................................................1

   The Policy.........................................................1
   Our Right to Contest the Policy....................................1
   Misstatement of Age or Sex.........................................1
   Suicide Exclusion..................................................1
   Collateral Assignments.............................................1
   Dividends..........................................................2
   Additional Information on Underwriting and Charges.................2
   Additional Information on Benefits and Settlement Options..........2

Illustrations.........................................................3

Other Information.....................................................3


   Registration Statement.............................................3
   Distribution of the Policies.......................................3
   Records............................................................5
   State Regulation...................................................5
   Experts............................................................5
   Information about the Company......................................5
   The Fixed Account..................................................5
   Additional Information about the Separate Account and the Funds....5


Financial Statements..................................................7

Appendix A -- First Year Surrender Charges per 1,000 of Specified
  Amount............................................................A-1
Appendix B -- Death Benefit Percentage Factor.......................B-1

POLICY INFORMATION
                                   THE POLICY
The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

                         OUR RIGHT TO CONTEST THE POLICY
We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

                           MISSTATEMENT OF AGE OR SEX
For a Policy based on male or female cost of insurance rates (see data page for basis), if the Insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

     a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the Insured's correct age and gender.

     b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age and gender beginning on the next Monthly Processing Day.

For a Policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the Insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

     a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the Insured's correct age.

     b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age beginning on the next Monthly Processing Day.

                                SUICIDE EXCLUSION
If the Insured commits suicide, while sane or insane, within two years of the Policy Issue Date or date of reinstatement, our liability is limited to an amount equal to the Policy Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

                             COLLATERAL ASSIGNMENTS
You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership. A collateral assignment may have tax consequences.

                                    DIVIDENDS
While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

         a)   Paid into the Subaccounts and the Fixed Account as Net Premiums;
                  or
         b)   Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Fixed Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.70% of the Policy Value at the end of the Policy year. For each Policy year 21 and after we project annual dividends equal to 1.10% of the Policy Value at the end of the Policy Year. These dividends are not guaranteed.

               ADDITIONAL INFORMATION ON UNDERWRITING AND CHARGES
We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

   [ ] The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

   [ ] Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

   [ ] Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

   [ ] Premium classes with sub-standard and flat extra charges may be available for those Insured's who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally the company will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges

            ADDITIONAL INFORMATION ON BENEFITS AND SETTLEMENT OPTIONS
Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

         1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than an effective annual rate of 4%. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, or the total amount deposited is less than $2,500, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

         2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period not less than 5 or more than 30 years. If the original payee dies before payments have been made for the chosen number of years; a.) payments will be continued for the remainder of the period to the successor payee; or b.) the present value of

         3) the remaining payments, computed at the interest rate used to create the Option 2 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.)

         4) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 0, 10, or 20 years may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee or the successor payee may receive the present value of the remaining payments computed at the interest rate for this option. Dividends, if any, will be payable as determined by us.

         5) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. Dividends, if any, will be payable as determined by us.

Not all Settlement Options are available. See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25. The minimum amount that can be applied under settlement option is $25,000.

Even if the death benefit under the Policy is excludible from income, payments under Settlement Options may not excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured's issue age and premium class, the Death Benefit option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy Year.

OTHER INFORMATION
                             REGISTRATION STATEMENT
A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

                          DISTRIBUTION OF THE POLICIES
INFORMATION ABOUT THE DISTRIBUTOR. CUNA Brokerage Services, Inc. ("CUNA Brokerage") is responsible for distributing the Policies pursuant to a distribution agreement with us. CUNA Brokerage serves as principal underwriter for the Policies. CUNA Brokerage, a Wisconsin corporation organized in 1983 and an indirect, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by CUNA Mutual, is located at 2000 Heritage Way, Waverly, Iowa 50677. CUNA Brokerage is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

CONTINUOUS OFFERING. We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

DESCRIPTION OF SELLING NETWORK. CUNA Brokerage offers the Policies through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services up to the amounts disclosed in the prospectus. All sales representatives who sell the Policy are licensed as insurance agents and appointed by CUNA.

COMPENSATION RECEIVED. CUNA Brokerage received sales compensation with respect to the Policies in the following amounts during the periods indicated:


                                                        Aggregate Amount of Commissions Retained by CUNA
                   Aggregate Amount of Commissions   Brokerage After Payments to its Registered Persons and
  Fiscal year          Paid to CUNA Brokerage*                        Other Broker-Dealers

      2004                   $2,543,353                                       None

      2005                   $1,777,299                                       None

      2006                   $1,195,897                                       None

* Includes sales compensation paid to registered persons of CUNA Brokerage.

CUNA Brokerage passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with CUNA Brokerage, the Company pays the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We may also pay for CUNA Brokerage' operating and other expenses.

COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE SALES PERSONNEL. Because sales representatives of CUNA Brokerage are also insurance agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, CUNA Brokerage sales representatives who meet certain our productivity, persistency and length of service standards may be eligible for additional compensation.


ADDITIONAL COMPENSATION PAID TO SELLING FIRMS. We may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their sales representatives, and (3) other expenses incurred by them. We may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


DISTRIBUTOR'S RECEIPT OF 12B-1 FEES. Though no longer an investment option under the Policies, the Franklin Templeton Developing Markets Securities Fund -- Class 2 Shares has adopted a distribution plan in connection with its class of shares sold to the Separate Account to support its Policies and pays CUNA Brokerage for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with CUNA Brokerage. These distribution plans have been adopted pursuant to Rule 12b-1 under the 1940 Act, that permits mutual funds to pay fees out of their assets to broker-dealers that sell fund shares. The distribution plan's fees are in consideration of distribution services and expenses incurred in the performance of CUNA Brokerage' obligations under an agreement with the distributor of the Franklin Templeton Developing Markets Securities Fund -- Class 2 Shares. Under the distribution plan, 0.25% is paid to CUNA Brokerage for its distribution-related services and expenses under this agreement. The Adviser for the Franklin Templeton Developing Markets Securities Fund may, from time to time use its own resources as may be permitted by regulations, to make payments for distribution services to CUNA

Brokerage, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

SOURCE OF REVENUE FOR SALES COMPENSATION. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

                                     RECORDS
We will maintain all records relating to the Separate Account and the Fixed Account at our Home Office.

                                STATE REGULATION
We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                     EXPERTS
The financial statements of the Subaccounts comprising the CUNA Mutual Life Variable Account included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given their authority as experts in accounting and auditing.


The financial statements of CUNA Mutual Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given their authority as experts in accounting and auditing.



                          INFORMATION ABOUT THE COMPANY
The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, we changed our name to "Century Life of America." On January 1, 1997, we changed our name to "CUNA Mutual Life Insurance Company."

The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of our directors are also directors of CUNA Mutual and many of our senior executive officers hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective owners retain their voting rights.

CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation also owns CUNA Brokerage Services, Inc. The Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors, Inc. (the investment adviser to the Ultra Series Fund).

Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this Prospectus.

                                THE FIXED ACCOUNT
The Fixed Account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

         ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE FUNDS
The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Policy Value to the Subaccount investing in that Fund.

Shares of the Funds, other than Ultra Series Fund, may be sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus and Statement of Additional Information.

Currently, Ultra Series Fund sells shares in "mixed funding" arrangements and directly to qualified pension and retirement plans sponsored by CUNA Mutual Group.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
          STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

---------------------------------------------------------------------------------------------------------------------------------
                                          MONEY                               STRATEGIC                            OPPENHEIMER
                                          MARKET              BOND              INCOME          HIGH INCOME        HIGH INCOME
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
 Money Market Fund, 5,739,701
 shares at net asset value of $1.00
 per share (cost $5,739,701).......  $      5,739,701   $             --   $             --   $             --   $             --
INVESTMENTS IN ULTRA SERIES FUND:
 Bond Fund, 1,114,942 shares at net
 asset value of $10.11 per share
 (cost $11,597,656)................                --         11,269,445                 --                 --                 --
INVESTMENTS IN MFS VARIABLE
 INSURANCE TRUST:
 Strategic Income Series, 58,066
 shares at net asset value of
 $10.67 per share (cost
 $591,300).........................                --                 --            619,566                 --                 --
INVESTMENTS IN ULTRA SERIES FUND:
 High Income Fund, 167,523 shares
 at net asset value of $10.18 per
 share (cost $1,726,285)...........                --                 --                 --          1,705,457                 --
INVESTMENTS IN OPPENHEIMER VARIABLE
 ACCOUNTS TRUST:
 High Income Fund/VA, 71,808 shares
 at net asset value of $8.55 per
 share (cost $586,373).............                --                 --                 --                 --            613,960
                                     ----------------   ----------------   ----------------   ----------------   ----------------
     Total assets..................  $      5,739,701   $     11,269,445   $        619,566   $      1,705,457   $        613,960
                                     ----------------   ----------------   ----------------   ----------------   ----------------
LIABILITIES:
Accrued adverse mortality and
 expense charges...................             4,104              8,097                444              1,212                440
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Total liabilities...............             4,104              8,097                444              1,212                440
                                     ----------------   ----------------   ----------------   ----------------   ----------------
                                     $      5,735,597   $     11,261,348   $        619,122   $      1,704,245   $        613,520
                                     ================   ================   ================   ================   ================
NET ASSETS:
 Net Assets: Type 1................  $      1,799,518   $      6,145,849   $        607,540                 --                 --
 Outstanding units: Type 1 (note
   5)..............................            78,596            163,228             35,341                 --                 --
 Unit Value -- Type 1..............  $          22.89   $          37.65   $          17.19                 --                 --
                                     ================   ================   ================   ================   ================
 Net Assets: Type 2................  $      3,936,079   $      5,115,499   $         11,582   $      1,704,245   $        613,520
 Outstanding units: Type 2 (note
   5)..............................           343,762            377,249                801            131,951             44,985
 Unit Value -- Type 2..............  $          11.45   $          13.56   $          14.46   $          12.92   $          13.64
                                     ================   ================   ================   ================   ================
   Total net assets................  $      5,735,597   $     11,261,348   $        619,122   $      1,704,245   $        613,520
                                     ================   ================   ================   ================   ================

                See accompanying Notes to Financial Statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
    STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------------
                                                           LARGE CAP          LARGE CAP           MID CAP            MID CAP
                                         BALANCED            VALUE              GROWTH             VALUE              GROWTH
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
 Balanced Fund, 4,053,837 shares at
 net asset value of $18.46 per
 share (cost $68,126,919)..........  $     74,844,262   $             --   $             --   $             --   $             --
INVESTMENTS IN ULTRA SERIES FUND:
 Large Cap Value Fund 3,086,665
 shares at net asset value of
 $35.14 per share (cost
 $77,232,834)......................                --        108,454,843                 --                 --                 --
INVESTMENTS IN ULTRA SERIES FUND:
 Large Cap Growth Fund 2,050,566
 shares at net asset value of
 $21.47 per share (cost
 $38,193,951)......................                --                 --         44,026,150                 --                 --
INVESTMENTS IN ULTRA SERIES FUND:
 Mid Cap Value Fund, 438,110 shares
 at net asset value of $17.54 per
 share (cost $6,553,685)...........                --                 --                 --          7,686,355                 --
INVESTMENTS IN ULTRA SERIES FUND:
 Mid Cap Growth Fund, 2,782,718
 shares at net asset value of $5.89
 per share (cost $15,927,104)......                --                 --                 --                 --         16,387,947
                                     ----------------   ----------------   ----------------   ----------------   ----------------
     Total assets..................  $     74,844,262   $    108,454,843   $     44,026,150   $      7,686,355   $     16,387,947
                                     ----------------   ----------------   ----------------   ----------------   ----------------
LIABILITIES:
Accrued adverse mortality and
 expense charges...................            53,653             77,970             31,732              6,245             11,831
                                     ----------------   ----------------   ----------------   ----------------   ----------------
   Total liabilities...............            53,653             77,970             31,732              6,245             11,831
                                     ----------------   ----------------   ----------------   ----------------   ----------------
                                     $     74,790,609   $    108,376,873   $     43,994,418   $      7,680,110   $     16,376,116
                                     ================   ================   ================   ================   ================
NET ASSETS:
 Net Assets: Type 1................  $     63,829,425   $     93,468,738   $     34,069,468                 --   $     10,761,250
 Outstanding units: Type 1 (note
   5)..............................         1,064,658            953,597          1,135,155                 --            639,107
 Unit Value -- Type 1..............  $          59.96   $          98.02   $          30.02                 --   $          16.84
                                     ================   ================   ================   ================   ================
 Net Assets: Type 2................  $     10,961,184   $     14,908,135   $      9,924,950   $      7,680,110   $      5,614,866
 Outstanding units: Type 2 (note
   5)..............................           893,332          1,237,190          1,007,609            352,740            333,424
 Unit Value -- Type 2..............  $          12.27   $          12.05   $           9.85   $          21.77   $          16.84
                                     ================   ================   ================   ================   ================
   Total net assets................  $     74,790,609   $    108,376,873   $     43,994,418   $      7,680,110   $     16,376,116
                                     ================   ================   ================   ================   ================


                See accompanying Notes to Financial Statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
    STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006 (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------------
                                                                                               T. ROWE PRICE
                                                             GLOBAL         INTERNATIONAL      INTERNATIONAL        DEVELOPING
                                                           SECURITIES           STOCK              STOCK             MARKETS
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
INVESTMENTS IN ULTRA SERIES FUND:
 Global Securities Fund 68,180 shares at net asset
 value of $14.36 per share (cost $822,413)............  $        979,274                 --                --                  --
INVESTMENTS IN ULTRA SERIES FUND:
 International Stock Fund 195,135 shares at net asset
 value of $13.78 per share (cost $2,220,327)..........                --          2,689,242                --                  --
INVESTMENTS IN T. ROWE PRICE INTERNATIONAL SERIES,
 INC.:
 International Stock Portfolio, 601,704 shares at net
 asset value of $17.97 per share (cost
 $8,431,381.6)........................................                --                 --        10,812,619                  --
INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS SERIES FUND:
 Developing Markets Securities Series, 6,528 shares at
 net asset value of $13.79 per share (cost $34,539)...                --                 --                --              90,022
                                                        ----------------   ----------------   ----------------   ----------------
     Total assets.....................................  $        979,274   $      2,689,242   $    10,812,619    $         90,022
                                                        ----------------   ----------------   ----------------   ----------------
LIABILITIES:
Accrued adverse mortality and expense charges.........               696              1,893             7,628                  63
                                                        ----------------   ----------------   ----------------   ----------------
   Total liabilities..................................               696              1,893             7,628                  63
                                                        ----------------   ----------------   ----------------   ----------------
                                                        $        978,578   $      2,687,349   $    10,804,991    $         89,959
                                                        ================   ================   ================   ================
NET ASSETS:
 Net Assets: Type 1...................................                --                 --        10,117,233                  --
 Outstanding units: Type 1 (note 5)...................                --                 --           537,209                  --
 Unit Value -- Type 1.................................                --                 --   $         18.83                  --
                                                        ================   ================   ================   ================
 Net Assets: Type 2...................................  $        978,578   $      2,687,349   $       687,758    $         89,959
 Outstanding units: Type 2 (note 5)...................            45,212            121,173            60,330               4,681
 Unit Value -- Type 2.................................  $          21.64   $          22.18   $         11.40    $          19.22
                                                        ================   ================   ================   ================
   Total net assets...................................  $        978,578   $      2,687,349   $    10,804,991    $         89,959
                                                        ================   ================   ================   ================


                See accompanying Notes to Financial Statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

---------------------------------------------------------------------------------------------------------------------------------
                                          MONEY                               STRATEGIC                            OPPENHEIMER
                                          MARKET              BOND              INCOME          HIGH INCOME        HIGH INCOME
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income...................  $        236,338   $        496,680   $         32,125   $        115,192   $         47,254
 Adverse mortality and expense
   charges (note 3)................           (47,925)           (99,042)            (5,498)           (13,235)            (5,615)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
 Net investment income (loss)......           188,413            397,638             26,627            101,957             41,639
                                     ----------------   ----------------   ----------------   ----------------   ----------------
REALIZED GAIN(LOSS) ON INVESTMENTS:
 Realized gain(loss) on sale of
   fund shares.....................                --            (19,195)             1,201                836                274
 Realized gain distributions.......                --                 --              4,296              1,547                 --
                                     ----------------   ----------------   ----------------   ----------------   ----------------
 Net realized gain (loss) on
   investments.....................                --            (19,195)             5,497              2,383                274
NET CHANGE IN UNREALIZED
 APPRECIATION OR (DEPRECIATION) ON
 INVESTMENTS:......................                --            (39,440)             1,941             16,503              8,360
                                     ----------------   ----------------   ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................           188,413            339,003             34,065            120,843             50,273
                                     ================   ================   ================   ================   ================

---------------------------------------------------------------------------------------------------------------------------------
                                                           LARGE CAP          LARGE CAP           MID CAP            MID CAP
                                         BALANCED            VALUE              GROWTH             VALUE              GROWTH
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income.................  $      1,916,109   $      1,919,167   $        159,273   $         74,599   $             --
 Adverse mortality and expense
   charges (note 3)................          (665,957)          (914,525)          (389,038)           (74,907)          (140,594)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
 Net investment income (loss)......         1,250,152          1,004,642           (229,765)              (308)          (140,594)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
REALIZED GAIN(LOSS) ON INVESTMENTS:
 Realized gain(loss) on sale of
   fund shares.....................         1,929,386          3,293,463            497,723            517,257            525,939
 Realized gain distributions.......         8,207,669          6,624,611                 --            954,837          3,585,743
                                     ----------------   ----------------   ----------------   ----------------   ----------------
 Net realized gain (loss) on
   investments.....................        10,137,055          9,918,074            497,723          1,472,094          4,111,682
NET CHANGE IN UNREALIZED
 APPRECIATION OR (DEPRECIATION) ON
 INVESTMENTS:......................        (5,007,690)         7,395,469          2,627,928           (238,676)        (2,397,549)
                                     ----------------   ----------------   ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $      6,379,517   $     18,318,185   $      2,895,886   $      1,233,110   $      1,573,539
                                     ================   ================   ================   ================   ================

                See accompanying Notes to Financial Statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
    STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006 (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------------
                                                                                               T. ROWE PRICE
                                                             GLOBAL         INTERNATIONAL      INTERNATIONAL        DEVELOPING
                                                           SECURITIES           STOCK              STOCK             MARKETS
                                                           SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income......................................  $         30,969   $         34,973   $       119,014    $          1,082
 Adverse mortality and expense charges (note 3).......            (7,080)           (19,718)          (88,144)               (828)
                                                        ----------------   ----------------   ----------------   ----------------
 Net investment income (loss).........................            23,889             15,255            30,870                 254
                                                        ----------------   ----------------   ----------------   ----------------
REALIZED GAIN (LOSS) ON INVESTMENTS:
 Realized gain (loss) on sale of fund shares..........            18,081             35,203           285,521              17,384
 Realized gain distributions..........................            15,121            241,416            35,704                  --
                                                        ----------------   ----------------   ----------------   ----------------
 Net realized gain (loss) on investments..............            33,202            276,619           321,225              17,384
NET CHANGE IN UNREALIZED APPRECIATION OR
 (DEPRECIATION) ON INVESTMENTS:.......................            69,487            169,681         1,300,606               3,499
                                                        ----------------   ----------------   ----------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...........................................  $        126,578   $        461,555   $     1,652,701    $         21,137
                                                        ================   ================   ================   ================


                See accompanying Notes to Financial Statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------
                                                MONEY MARKET SUBACCOUNT                     BOND SUBACCOUNT
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2006   DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)..........  $        188,413    $        111,969    $        397,638    $        348,099
 Net realized gain (loss) on
   investments.........................                --                  --             (19,195)               (793)
 Net change in unrealized appreciation
   or (depreciation) on investments....                --                  --             (39,440)           (172,537)
                                         ----------------    ----------------    ----------------    ----------------
   Net increase(decrease) in net assets
     from operations...................           188,413             111,969             339,003             174,769
                                         ----------------    ----------------    ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners..............................           470,304           4,660,934             801,986             986,525
 Transfers between subaccounts
   (including fixed accounts), net.....           414,009          (1,514,355)            417,930            (435,152)
 Transfers for contract benefits and
   terminations........................        (1,116,495)         (2,189,530)           (828,415)           (451,605)
 Contract charges and fees.............          (344,933)           (322,892)           (552,995)           (561,928)
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from contract
     transactions......................          (577,115)            634,157            (161,494)           (462,160)
                                         ----------------    ----------------    ----------------    ----------------
 Total increase (decrease) in net
   assets..............................          (388,702)            746,126             177,509            (287,391)
NET ASSETS:
 Beginning of period...................         6,124,299           5,378,173          11,083,839          11,371,230
                                         ----------------    ----------------    ----------------    ----------------
 Ending of period......................  $      5,735,597    $      6,124,299    $     11,261,348    $     11,083,839
                                         ================    ================    ================    ================

----------------------------------------------------------------------------------------------------------------------
                                              STRATEGIC INCOME SUBACCOUNT               HIGH INCOME SUBACCOUNT
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2006   DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)..........  $         26,627    $         37,588    $        101,957    $         65,683
 Net realized gain (loss) on
   investments.........................             5,497               4,488               2,383               2,882
 Net change in unrealized appreciation
   or (depreciation) on investments....             1,941             (35,999)             16,503             (46,842)
                                         ----------------    ----------------    ----------------    ----------------
   Net increase(decrease) in net assets
     from operations...................            34,065               6,077             120,843              21,723
                                         ----------------    ----------------    ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners..............................               385                  --             235,614             304,305
 Transfers between subaccounts
   (including fixed accounts), net.....            (1,399)             (5,057)            211,735             (22,649)
 Transfers for contract benefits and
   terminations........................           (12,770)             (8,680)            (29,811)             (9,076)
 Contract charges and fees.............           (21,747)            (24,448)            (71,938)            (53,722)
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from contract
     transactions......................           (35,531)            (38,185)            345,600             218,858
                                         ----------------    ----------------    ----------------    ----------------
 Total increase (decrease) in net
   assets..............................            (1,466)            (32,108)            466,443             240,581
NET ASSETS:
 Beginning of period...................           620,588             652,696           1,237,802          997,221.00
                                         ----------------    ----------------    ----------------    ----------------
 Ending of period......................  $        619,122    $        620,588    $      1,704,245    $      1,237,802
                                         ================    ================    ================    ================

                See accompanying Notes to Financial Statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

----------------------------------------------------------------------------------------------------------------------
                                          OPPENHEIMER HIGH INCOME SUBACCOUNT              BALANCED SUBACCOUNT
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2006   DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)..........  $         41,639    $         35,948    $      1,250,152    $      1,032,271
 Net realized gain (loss) on
   investments.........................               274               1,225          10,137,055           1,005,100
 Net change in unrealized appreciation
   or (depreciation) on investments....             8,360             (28,610)         (5,007,690)            189,493
                                         ----------------    ----------------    ----------------    ----------------
   Net increase(decrease) in net assets
     from operations...................            50,273               8,563           6,379,517           2,226,864
                                         ----------------    ----------------    ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners..............................                --                  --           5,552,114           5,903,237
 Transfers between subaccounts
   (including fixed accounts), net.....           (27,155)            (16,298)           (965,322)            363,589
 Transfers for contract benefits and
   terminations........................           (20,462)             (9,626)         (7,360,055)         (4,770,144)
 Contract charges and fees.............           (20,328)            (21,934)         (4,593,883)         (4,658,716)
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from contract
     transactions......................           (67,945)            (47,858)         (7,367,146)         (3,162,034)
                                         ----------------    ----------------    ----------------    ----------------
 Total increase (decrease) in net
   assets..............................           (17,672)            (39,295)           (987,629)           (935,170)
NET ASSETS:
 Beginning of period...................           631,192             670,487          75,778,238          76,713,408
                                         ----------------    ----------------    ----------------    ----------------
 Ending of period......................  $        613,520    $        631,192    $     74,790,609    $     75,778,238
                                         ================    ================    ================    ================

----------------------------------------------------------------------------------------------------------------------
                                              LARGE CAP VALUE SUBACCOUNT              LARGE CAP GROWTH SUBACCOUNT
                                            YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                         DECEMBER 31, 2006   DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2005
----------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss)..........  $      1,004,642    $        810,399    $       (229,765)   $          7,090
 Net realized gain (loss) on
   investments.........................         9,918,074           1,800,779             497,723             251,790
 Net change in unrealized appreciation
   or (depreciation) on investments....         7,395,469           1,780,077           2,627,928             399,718
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from operations............        18,318,185           4,391,255           2,895,886             658,598
                                         ----------------    ----------------    ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners..............................         7,030,168           7,117,829           3,920,972           4,119,622
 Transfers between subaccounts
   (including fixed accounts), net.....        (1,343,259)            572,893            (544,695)           (499,859)
 Transfers for contract benefits and
   terminations........................        (8,236,912)         (6,318,366)         (4,317,775)         (2,892,946)
 Contract charges and fees.............        (4,988,668)         (5,013,300)         (2,336,334)         (2,439,654)
                                         ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from contract
     transactions......................        (7,538,671)         (3,640,944)         (3,277,832)         (1,712,837)
                                         ----------------    ----------------    ----------------    ----------------
 Total increase (decrease) in net
   assets..............................        10,779,514             750,311            (381,946)         (1,054,239)
NET ASSETS:
 Beginning of period...................        97,597,359          96,847,048          44,376,364          45,430,603
                                         ----------------    ----------------    ----------------    ----------------
 Ending of period......................  $    108,376,873    $     97,597,359    $     43,994,418    $     44,376,364
                                         ================    ================    ================    ================

                See accompanying Notes to Financial Statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------
                                            MID CAP VALUE SUBACCOUNT                MID CAP GROWTH SUBACCOUNT
                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                      DECEMBER 31, 2006   DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
 OPERATIONS:
 Net investment income (loss).......  $           (308)   $        (18,628)   $       (140,594)   $       (130,036)
 Net realized gain (loss) on
   investments......................         1,472,094             503,862           4,111,682           1,710,416
 Net change in unrealized
   appreciation or (depreciation) on
   investments......................          (238,676)            174,478          (2,397,549)           (433,916)
                                      ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from operations.........         1,233,110             659,712           1,573,539           1,146,464
                                      ----------------    ----------------    ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners...........................           851,628             978,912           1,702,020           1,832,782
 Transfers between subaccounts
   (including fixed accounts),
   net..............................        (1,235,756)             21,751            (258,652)            226,786
 Transfers for contract benefits and
   terminations.....................          (284,751)           (267,106)         (1,436,232)           (982,112)
 Contract charges and fees..........          (505,406)           (464,839)           (969,685)           (929,421)
                                      ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from contract
     transactions...................        (1,174,285)            268,718            (962,549)            148,035
                                      ----------------    ----------------    ----------------    ----------------
 Total increase (decrease) in net
   assets...........................            58,825             928,430             610,990           1,294,499
NET ASSETS:
 Beginning of period................         7,621,285           6,692,855          15,765,126          14,470,627
                                      ----------------    ----------------    ----------------    ----------------
 Ending of period...................  $      7,680,110    $      7,621,285    $     16,376,116    $     15,765,126
                                      ================    ================    ================    ================


-------------------------------------------------------------------------------------------------------------------
                                          GLOBAL SECURITIES SUBACCOUNT           INTERNATIONAL STOCK SUBACCOUNT
                                         YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                      DECEMBER 31, 2006   DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
 OPERATIONS:
 Net investment income (loss).......  $         23,889    $           (268)   $         15,255    $          7,404
 Net realized gain (loss) on
   investments......................            33,202              28,807             276,619             140,300
 Net change in unrealized
   appreciation or (depreciation) on
   investments......................            69,487              38,731             169,681              72,684
                                      ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from operations.........           126,578              67,270             461,555             220,388
                                      ----------------    ----------------    ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners...........................           254,829             253,365             409,863             309,352
 Transfers between subaccounts
   (including fixed accounts),
   net..............................            92,480              42,727             283,742             214,982
 Transfers for contract benefits and
   terminations.....................           (26,013)            (18,917)            (80,785)            (18,441)
 Contract charges and fees..........           (59,780)            (39,511)           (138,096)            (85,720)
                                      ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from contract
     transactions...................           261,516             237,664             474,724             420,173
                                      ----------------    ----------------    ----------------    ----------------
 Total increase (decrease) in net
   assets...........................           388,094             304,934             936,279             640,561
NET ASSETS:
 Beginning of period................           590,484             285,550           1,751,070           1,110,509
                                      ----------------    ----------------    ----------------    ----------------
 Ending of period...................  $        978,578    $        590,484    $      2,687,349    $      1,751,070
                                      ================    ================    ================    ================


                See accompanying Notes to Financial Statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)


-------------------------------------------------------------------------------------------------------------------
                                          T. ROWE PRICE INTERNATIONAL
                                                STOCK SUBACCOUNT                  DEVELOPING MARKETS SUBACCOUNT
                                        YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                     DECEMBER 31, 2006    DECEMBER 31, 2005   DECEMBER 31, 2006   DECEMBER 31, 2005
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM
 OPERATIONS:
 Net investment income (loss)......  $         30,870     $         61,815    $            254    $            397
 Net realized gain (loss) on
   investments.....................           321,225               55,488              17,384              17,519
 Net change in unrealized
   appreciation or (depreciation)
   on investments..................         1,300,606            1,107,150               3,499               4,654
                                     ----------------     ----------------    ----------------    ----------------
     Net increase (decrease) in net
       assets from operations......         1,652,701            1,224,453              21,137              22,570
                                     ----------------     ----------------    ----------------    ----------------
CONTRACT TRANSACTIONS:
 Payments received from contract
   owners..........................           677,132              613,204                  --                  --
 Transfers between subaccounts
   (including fixed accounts),
   net.............................           783,795              223,990              (2,968)            (25,539)
 Transfers for contract benefits
   and terminations................        (1,174,710)            (615,400)            (20,825)             (5,692)
 Contract charges and fees.........          (438,928)            (423,708)             (7,124)             (8,801)
                                     ----------------     ----------------    ----------------    ----------------
   Net increase (decrease) in net
     assets from contract
     transactions..................          (152,711)            (201,914)            (30,917)            (40,032)
                                     ----------------     ----------------    ----------------    ----------------
 Total increase (decrease) in net
   assets..........................         1,499,990            1,022,539              (9,780)            (17,462)
NET ASSETS:
 Beginning of period...............         9,305,001            8,282,462              99,739             117,201
                                     ----------------     ----------------    ----------------    ----------------
 Ending of period..................  $     10,804,991     $      9,305,001    $         89,959    $         99,739
                                     ================     ================    ================    ================


                See accompanying Notes to Financial Statements.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

     The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Life Insurance Company (the Company) to receive and invest net premiums paid under flexible premium variable life insurance policies.

     Although the assets of the Account are the property of the Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which the Company may conduct.

     The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in the Company's general account to cover death benefits in excess of the accumulated value.

     The Account currently sells two variable products: MEMBERS(R) Variable Universal Life (Type 1) and MEMBERS(R) Variable Universal Life II (Type 2).

     The accompanying financial statements include only the policyholder deposits applicable to the variable portions of the policies and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

     Investments


     The Account currently is divided into fourteen subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund (the term fund is used to mean an investment portfolio, i.e., Ultra Series Fund (Class Z shares), T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Accounts Trust, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests). The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.


     The Account invests in shares of certain funds within the Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.


     Ultra Series Fund currently has ten funds available as investment options under the policies. MFS(R) Variable Insurance Trust(SM), T. Rowe Price International Series, Inc., Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust each have one fund available as an investment option. T. Rowe Price International Series, Inc., Ultra Series Funds, MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies.


     MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     of the Ultra Series Fund. The Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society (CMIS). CMIS is joined in an agreement of permanent affiliation with the Company, and the companies have a common management team and board of directors.

     T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Strategic Income Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).

     Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Franklin Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.

(2) SIGNIFICANT ACCOUNTING POLICIES

     Investment Valuation

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Transactions are recorded on a trade date basis. Realized gains and losses from security transactions are reported on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

     Federal Income Taxes

     The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent the earnings are credited under the contracts. Accordingly, no charge for income tax is currently recorded to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) FEES AND CHARGES

     Policy Charges

     In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each policy.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     ADMINISTRATIVE FEE: The Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, the Company may assess each policy a monthly administrative fee. This fee on an annual basis is $0.45 per $1,000 of specified amount for the first 10 policy years.

     DEFERRED CONTINGENT SALES AND ADMINISTRATIVE CHARGES: For the Type 1 product, the sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in the general account of the Company in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by transfer allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with the Company crediting additional amounts at its discretion.

     For Type 2 product, a surrender charge is deducted to reimburse the Company for sales expenses and policy issue expenses, including but not limited to sales representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. The surrender charges are deducted from the proceeds in the event of a complete surrender of the policy during the first nine policy years or the first nine years following an increase in specified amount. If the policy is not surrendered in the first nine policy years or the first nine years following an increase in specified amount, there is no charge.

     POLICY FEE: The Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee in the amount of $6 per month ($3 per month for issue ages 0-19 for the Type I product only) to recover these expenses.

     COST OF INSURANCE AND ADDITIONAL BENEFITS PROVIDED: The Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option, the specified amount, and the cash value, as described in the Account's prospectus. Several riders are available on the contracts that provide additional benefits, including Children's Insurance, Guaranteed Insurability, Accidental Death Benefit, Other Insured term rider, and Disability Waiver of Deductions or Premium. These charges are deducted each month and can vary based on the amount of additional benefit selected, age of the insured (or other insured) and amount of other policy deductions in the case of the Waiver benefit. The prospectus and contract describe these charges in more detail.

     Account Charges

     MORTALITY AND EXPENSE CHARGE: The Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges will be deducted by the Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

-------------------------------------------------------------------------------------------------
                                                                 PURCHASES            SALES
-------------------------------------------------------------------------------------------------
Money Market Fund...........................................  $      2,365,902   $      2,755,089
Bond Fund...................................................         1,641,154          1,405,032
Strategic Income Series.....................................            36,387             41,010
High Income Fund............................................           555,098            105,697
Oppenheimer High Income Fund................................            47,293             73,626
Balanced Fund...............................................        12,721,326         10,633,795
Large Cap Value Fund........................................        11,397,684         11,302,403
Large Cap Growth Fund.......................................         1,716,467          5,225,826
Mid Cap Value Fund..........................................         1,743,065          1,962,230
Mid Cap Growth Fund.........................................         5,058,071          2,575,381
Global Securities Fund......................................           424,578            123,775
International Stock Fund....................................           898,384            166,373
T. Rowe International Stock Portfolio.......................         1,681,032          1,766,333
Developing Markets Fund.....................................             1,075             31,749

(5) CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding for the years ended December 31, 2006 and 2005 were as follows:

-------------------------------------------------------------------------------------------------------------------------
                                              MONEY MARKET                    BOND                  STRATEGIC INCOME
                                               SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                        -------------------------   -------------------------   -------------------------
                                          TYPE 1        TYPE 2        TYPE 1        TYPE 2        TYPE 1        TYPE 2
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31,
 2004.................................      104,841       286,019       170,125       405,821        39,725           960
Units sold............................      202,996       123,805        28,641       181,529            40            --
Units repurchased.....................     (162,238)     (146,839)      (23,661)     (231,006)       (2,369)          (45)
                                        -----------   -----------   -----------   -----------   -----------   -----------
Units outstanding at December 31,
 2005.................................      145,599       262,985       175,105       356,344        37,396           915
Units sold............................       22,327       196,634        23,392       204,942            23
Units repurchased.....................      (89,330)     (115,857)      (35,269)     (184,037)       (2,078)         (114)
                                        -----------   -----------   -----------   -----------   -----------   -----------
Units outstanding at December 31,
 2006.................................       78,596       343,762       163,228       377,249        35,341           801
                                        ===========   ===========   ===========   ===========   ===========   ===========

--------------------------------------  -------------------------
                                               HIGH INCOME
                                               SUBACCOUNT
                                        -------------------------
                                          TYPE 1*       TYPE 2
--------------------------------------
Units outstanding at December 31,
 2004.................................                     84,911
Units sold............................                     80,356
Units repurchased.....................                    (61,529)
                                                      -----------
Units outstanding at December 31,
 2005.................................                    103,738
Units sold............................                    112,794
Units repurchased.....................                    (84,581)
                                                      -----------
Units outstanding at December 31,
 2006.................................                    131,951
                                                      ===========

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

-------------------------------------------------------------------------------------------------------------------------
                                               OPPENHEIMER
                                               HIGH INCOME                  BALANCED                 LARGE CAP VALUE
                                               SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                        -------------------------   -------------------------   -------------------------
                                          TYPE 1*       TYPE 2        TYPE 1        TYPE 2        TYPE 1        TYPE 2
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31,
 2004.................................                     54,063     1,259,227       864,203     1,077,378     1,285,715
Units sold............................                         --       116,409       330,638        97,141       515,223
Units repurchased.....................                     (3,871)     (186,215)     (274,849)     (152,903)     (433,161)
                                                      -----------   -----------   -----------   -----------   -----------
Units outstanding at December 31,
 2005.................................                     50,192     1,189,421       919,992     1,021,616     1,367,777
Units sold............................                         --       112,809       321,395        93,237       490,495
Units repurchased.....................                     (5,207)     (237,572)     (348,055)     (161,256)     (621,082)
                                                      -----------   -----------   -----------   -----------   -----------
Units outstanding at December 31,
 2006.................................                     44,985     1,064,658       893,332       953,597     1,237,190
                                                      ===========   ===========   ===========   ===========   ===========

--------------------------------------  -------------------------

                                            LARGE CAP GROWTH
                                               SUBACCOUNT
                                        -------------------------
                                          TYPE 1        TYPE 2
--------------------------------------
Units outstanding at December 31,
 2004.................................    1,326,336       964,128
Units sold............................      135,010       412,050
Units repurchased.....................     (203,615)     (391,533)
                                        -----------   -----------
Units outstanding at December 31,
 2005.................................    1,257,731       984,645
Units sold............................      128,581       418,829
Units repurchased.....................     (251,157)     (395,865)
                                        -----------   -----------
Units outstanding at December 31,
 2006.................................    1,135,155     1,007,609
                                        ===========   ===========

-------------------------------------------------------------------------------------------------------------------------
                                              MID CAP VALUE              MID CAP GROWTH             GLOBAL SECURITIES
                                               SUBACCOUNT                  SUBACCOUNT                  SUBACCOUNT
                                        -------------------------   -------------------------   -------------------------
                                          TYPE 1*       TYPE 2        TYPE 1        TYPE 2        TYPE 1*       TYPE 2
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at December 31,
 2004.................................                    389,629       746,450       276,103                      17,338
Units sold............................                    149,270       105,058       172,163                      45,035
Units repurchased.....................                   (133,112)     (135,655)     (130,554)                    (30,633)
                                                      -----------   -----------   -----------                 -----------
Units outstanding at December 31,
 2005.................................                    405,787       715,853       317,712                      31,740
Units sold............................                    158,833       118,659       186,094                      55,034
Units repurchased.....................                   (211,880)     (195,405)     (170,382)                    (41,562)
                                                      -----------   -----------   -----------                 -----------
Units outstanding at December 31,
 2006.................................                    352,740       639,107       333,424                      45,212
                                                      ===========   ===========   ===========                 ===========

--------------------------------------  -------------------------
                                           INTERNATIONAL STOCK
                                               SUBACCOUNT
                                        -------------------------
                                          TYPE 1*       TYPE 2
--------------------------------------
Units outstanding at December 31,
 2004.................................                     71,192
Units sold............................                     88,942
Units repurchased.....................                    (62,939)
                                                      -----------
Units outstanding at December 31,
 2005.................................                     97,195
Units sold............................                     89,200
Units repurchased.....................                    (65,222)
                                                      -----------
Units outstanding at December 31,
 2006.................................                    121,173
                                                      ===========

                                              T. ROWE PRICE                DEVELOPING
                                           INTERNATIONAL STOCK               MARKETS
                                               SUBACCOUNT                  SUBACCOUNT
-------------------------------------------------------------------------------
                                        -------------------------   -------------------------
                                          TYPE 1        TYPE 2        TYPE 1*       TYPE 2
---------------------------------------------------------------------------------------------
Units outstanding at December 31,
 2004.................................      547,365        82,099                       9,779
Units sold............................       89,258            --                          --
Units repurchased.....................      (95,911)      (11,826)                     (3,190)
                                        -----------   -----------                 -----------
Units outstanding at December 31,
 2005.................................      540,712        70,273                       6,589
Units sold............................      141,259            --                          --
Units repurchased.....................     (144,762)       (9,943)                     (1,908)
                                        -----------   -----------                 -----------
Units outstanding at December 31,
 2006.................................      537,209        60,330                       4,681
                                        ===========   ===========                 ===========


--------------------------------------

--------------------------------------
Units outstanding at December 31,
 2004.................................
Units sold............................
Units repurchased.....................
Units outstanding at December 31,
 2005.................................
Units sold............................
Units repurchased.....................
Units outstanding at December 31,
 2006.................................


* This subaccount not available in this product type.

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6) FINANCIAL HIGHLIGHTS

     The Account sells two variable products as listed in Note 1.

     The following table displays the financial information for each subaccount offered by the two products in the Account.


---------------------------------------------------------------------------------------------------------------------------------
                                                                       MONEY MARKET SUBACCOUNT
                                          2006               2005               2004               2003               2002
                                    ----------------   ----------------   ----------------   ----------------   -----------------
                                    TYPE 1    TYPE 2   TYPE 1    TYPE 2   TYPE 1    TYPE 2   TYPE 1    TYPE 2   TYPE 1    TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
 Beginning of period..............  $22.10    $11.05   $21.69    $10.85   $21.69    $10.85   $21.72    $10.87   $21.60    $ 10.80
 End of period....................  $22.89    $11.45   $22.10    $11.05   $21.69    $10.85   $21.69    $10.85   $21.72    $ 10.87
Net Assets at end of period
 (000's)..........................  $1,800    $3,936   $3,218    $2,906   $2,275    $3,103   $2,463    $2,628   $3,455    $ 3,159
Units outstanding at end of period
 (000's)..........................      79      344       146      263       105      286       114      242       159        291
Total return(1)...................   3.57%    3.62%     1.89%    1.84%     0.05%    0.00%    (0.14%)   (0.18%)   0.56%      0.65%
Investment income ratio(2)........   4.38%    4.38%     2.77%    2.77%     0.91%    0.91%     0.76%    0.76%     1.50%      1.50%
Expense ratio(3)..................   0.90%    0.90%     0.90%    0.90%     0.90%    0.90%     0.90%    0.90%     0.90%      0.90%



---------------------------------------------------------------------------------------------------------------------------------
                                                                           BOND SUBACCOUNT
                                          2006               2005               2004               2003               2002
                                    ----------------   ----------------   ----------------   ----------------   -----------------
                                    TYPE 1    TYPE 2   TYPE 1    TYPE 2   TYPE 1    TYPE 2   TYPE 1    TYPE 2   TYPE 1    TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
 Beginning of period..............  $36.53    $13.15   $35.95    $12.95   $35.10    $12.64   $34.37    $12.38   $31.94    $ 11.51
 End of period....................  $37.65    $13.56   $36.53    $13.15   $35.95    $12.95   $35.10    $12.64   $34.37    $ 12.38
Net Assets at end of period
 (000's)..........................  $6,146    $5,115   $6,398    $4,686   $6,116    $5,255   $6,406    $4,593   $6,679    $ 3,037
Units outstanding at end of period
 (000's)..........................     163      377       175      356       170      406       183      363       194        245
Total return(1)...................   3.07%    3.12%     1.61%    1.54%     2.42%    2.45%     2.12%    2.10%     7.61%      7.56%
Investment income ratio(2)........   4.49%    4.49%     3.87%    3.87%     4.23%    4.23%     4.59%    4.59%     4.93%      4.93%
Expense ratio(3)..................   0.90%    0.90%     0.90%    0.90%     0.90%    0.90%     0.90%    0.90%     0.90%      0.90%



---------------------------------------------------------------------------------------------------------------------------------
                                                                     STRATEGIC INCOME SUBACCOUNT
                                          2006               2005               2004               2003               2002
                                    ----------------   ----------------   ----------------   ----------------   -----------------
                                    TYPE 1    TYPE 2   TYPE 1    TYPE 2   TYPE 1    TYPE 2   TYPE 1    TYPE 2   TYPE 1    TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
 Beginning of period..............  $16.26    $13.68   $16.10    $13.54   $15.08    $12.69   $13.79    $11.60   $12.83    $ 10.79
 End of period....................  $17.19    $14.46   $16.26    $13.68   $16.10    $13.54   $15.08    $12.69   $13.79    $ 11.60
Net Assets at end of period
 (000's)..........................  $  608    $  12    $  608    $  13    $  640    $  13    $  631    $  13    $  622    $    13
Units outstanding at end of period
 (000's)..........................      35        1        37        1        40        1        42        1        45          1
Total return(1)...................   5.72%    5.70%     0.99%    1.03%     6.76%    6.70%     9.35%    9.40%     7.48%      7.51%
Investment income ratio(2)........   5.24%    5.24%     6.81%    6.81%     5.16%    5.16%     5.19%    5.19%     3.82%      3.82%
Expense ratio(3)..................   0.90%    0.90%     0.90%    0.90%     0.90%    0.90%     0.90%    0.90%     0.90%      0.90%

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------------
                                                                       HIGH INCOME SUBACCOUNT
                                         2006               2005               2004               2003
                                   ----------------   ----------------   ----------------   -----------------
                                   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2+
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
 Beginning of period.............            $11.93             $11.74             $10.88             $10.00
 End of period...................            $12.92             $11.93             $11.74             $10.88
Net Assets at end of period
 (000's).........................            $1,704             $1,238             $ 997              $  414
Units outstanding at end of
 period (000's)..................              132                104                 85                  38
Total return(1)..................            8.30%              1.62%              7.90%               8.80%
Investment income ratio(2).......            7.68%              6.75%              8.89%              10.92%
Expense ratio(3).................            0.90%              0.90%              0.90%               0.90%



---------------------------------------------------------------------------------------------------------------------------------
                                                                 OPPENHEIMER HIGH INCOME SUBACCOUNT
                                          2006               2005               2004               2003               2002
                                    ----------------   ----------------   ----------------   ----------------   -----------------
                                    TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2   TYPE 1*   TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
 Beginning of period..............            $12.58             $12.40             $11.48             $9.35              $  9.66
 End of period....................            $13.64             $12.58             $12.40             $11.48             $  9.35
Net Assets at end of period
 (000's)..........................            $ 614              $ 631              $ 670              $ 781              $   641
Units outstanding at end of period
 (000's)..........................               45                 50                 54                 68                   69
Total return(1)...................            8.43%              1.45%              8.01%              22.78%              (3.21%)
Investment income ratio(2)........            7.55%              6.50%              6.26%              7.20%                9.17%
Expense ratio(3)..................            0.90%              0.90%              0.90%              0.90%                0.90%



---------------------------------------------------------------------------------------------------------------------------------
                                                                       BALANCED SUBACCOUNT
                                       2006                2005                2004                2003               2002
                                 -----------------   -----------------   -----------------   ----------------   -----------------
                                 TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2   TYPE 1    TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
 Beginning of period...........  $55.01    $11.25    $53.42    $10.93    $49.75    $10.18    $42.97    $8.79    $48.80    $  9.98
 End of period.................  $59.96    $12.27    $55.01    $11.25    $53.42    $10.93    $49.75    $10.18   $42.97    $  8.79
Net Assets at end of period
 (000's).......................  $63,829   $10,961   $65,428   $10,350   $67,268   $9,445    $67,334   $8,209   $60,515   $ 5,927
Units outstanding at end of
 period (000's)................   1,065       893     1,189       920     1,259       864     1,353      806     1,408        674
Total return(1)................   9.00%     9.07%     2.98%     2.93%     7.38%     7.37%    15.78%    15.81%   (11.95%)  (11.92%)
Investment income ratio(2).....   2.58%     2.58%     2.26%     2.26%     2.30%     2.30%     2.65%    2.65%     3.07%      3.07%
Expense ratio(3)...............   0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%    0.90%     0.90%      0.90%



---------------------------------------------------------------------------------------------------------------------------------
                                                                    LARGE CAP VALUE SUBACCOUNT
                                       2006                2005                2004                2003               2002
                                 -----------------   -----------------   -----------------   ----------------   -----------------
                                 TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2   TYPE 1    TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
 Beginning of period...........  $82.03    $10.08    $78.39    $ 9.64    $70.35    $ 8.65    $56.39    $6.93    $72.53    $  8.91
 End of period.................  $98.02    $12.05    $82.03    $10.08    $78.39    $ 9.64    $70.35    $8.65    $56.39    $  6.93
Net Assets at end of period
 (000's).......................  $93,469   $14,908   $83,810   $13,787   $84,453   $12,394   $79,537   $9,765   $65,752   $ 6,402
Units outstanding at end of
 period (000's)................     954     1,237     1,022     1,368     1,077     1,286     1,131    1,129     1,166        924
Total return(1)................  19.49%    19.54%     4.64%     4.56%    11.43%    11.45%    24.76%    24.82%   (22.25%)  (22.22%)
Investment income ratio(2).....   1.87%     1.87%     1.74%     1.74%     1.60%     1.60%     1.65%    1.65%     1.37%      1.37%
Expense ratio(3)...............   0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%    0.90%     0.90%      0.90%

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


---------------------------------------------------------------------------------------------------------------------------------
                                                                  LARGE CAP GROWTH SUBACCOUNT
                                     2006               2005               2004                2003                  2002
                               ----------------   ----------------   ----------------   ------------------   --------------------
                               TYPE 1    TYPE 2   TYPE 1    TYPE 2   TYPE 1    TYPE 2    TYPE 1    TYPE 2     TYPE 1      TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
 Beginning of period.........  $28.07    $9.21    $27.66    $9.07    $25.62    $8.40    $ 20.01    $ 6.57    $   29.45   $   9.66
 End of period...............  $30.02    $9.85    $28.07    $9.21    $27.66    $9.07    $ 25.62    $ 8.40    $   20.01   $   6.57
Net Assets at end of period
 (000's).....................  $34,069   $9,925   $35,308   $9,069   $36,686   $8,745   $35,591    $6,677    $  28,075   $  4,082
Units outstanding at end of
 period (000's)..............   1,135    1,008     1,258      985     1,326      964      1,389       795        1,403        621
Total return(1)..............   6.95%    6.95%     1.48%    1.54%     7.96%    7.98%     28.04%    27.85%      (32.05%)   (31.99%)
Investment income ratio(2)...   0.37%    0.37%     0.92%    0.92%     0.73%    0.73%      0.50%     0.50%        0.24%      0.24%
Expense ratio(3).............   0.90%    0.90%     0.90%    0.90%     0.90%    0.90%      0.90%     0.90%        0.90%      0.90%



---------------------------------------------------------------------------------------------------------------------------------
                                                                   MID CAP VALUE SUBACCOUNT
                                    2006                2005                2004                2003                 2002
                              -----------------   -----------------   -----------------   -----------------   -------------------
                              TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*     TYPE 2
---------------------------------------------------------------------------------------------------------------------------------
Unit Value:
 Beginning of period........            $18.78              $17.18              $14.96              $11.50               $  14.05
 End of period..............            $21.77              $18.78              $17.18              $14.96               $  11.50
Net Assets at end of period
 (000's)....................            $7,680              $7,621              $6,693              $4,978               $  3,271
Units outstanding at end of
 period (000's).............               353                 406                 390                 333                    284
Total return(1).............            15.92%               9.31%              14.84%              30.09%                (18.15%)
Investment income
 ratio(2)...................             0.89%               0.63%               1.07%               0.53%                  0.62%
Expense ratio(3)............             0.90%               0.90%               0.90%               0.90%                  0.90%


-------------------------------------------------------------------------------------------------------------
                                                             MID CAP GROWTH SUBACCOUNT
                                             2006                2005                2004             2003
                                       -----------------   -----------------   -----------------   ----------
                                       TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2     TYPE 1*+
-------------------------------------------------------------------------------------------------------------
Unit Value:
 Beginning of period.................  $15.25    $15.25    $14.15    $14.15    $12.59    $12.59     $ 10.00
 End of period.......................  $16.84    $16.84    $15.25    $15.25    $14.15    $14.15     $ 12.59
Net Assets at end of period
 (000's).............................  $10,761   $5,615    $10,920   $4,845    $10,564   $3,907     $ 9,492
Units outstanding at end of period
 (000's).............................     639       333       716       318       746       276         754
Total return(1)......................  10.43%    10.43%     7.77%     7.77%    12.39%    12.39%      25.90%
Investment income ratio(2)...........   0.00%     0.00%     0.00%     0.00%     0.03%     0.03%       0.00%
Expense ratio(3).....................   0.90%     0.90%     0.90%     0.90%     0.90%     0.90%       0.90%

-------------------------------------  ------------------------------
                                         MID CAP GROWTH SUBACCOUNT
                                          2003
                                       ----------
                                       TYPE 2**+
-------------------------------------
Unit Value:
 Beginning of period.................   $ 10.00
 End of period.......................   $ 12.59
Net Assets at end of period
 (000's).............................   $ 2,694
Units outstanding at end of period
 (000's).............................       214
Total return(1)......................    25.90%
Investment income ratio(2)...........     0.00%
Expense ratio(3).....................     0.90%

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

---------------------------------------------------------------------------------------------------------
                                                         GLOBAL SECURITIES SUBACCOUNT
                                            2006                2005                2004           2003
                                      -----------------   -----------------   -----------------   -------
                                      TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*
---------------------------------------------------------------------------------------------------------
Unit value:
 Beginning of period................            $18.60              $16.47              $14.03
 End of period......................            $21.64              $18.60              $16.47
Net assets at end of period
 (000s).............................            $  979              $  590              $  286
Units outstanding at end of period
 (000s).............................                45                  32                  17
Total return(1).....................            16.34%              12.93%              17.39%
Investment income ratio(2)..........             3.84%               0.82%               0.41%
Expense ratio(3)....................             0.90%               0.90%               0.90%

------------------------------------  --------------------------------
                                        GLOBAL SECURITIES SUBACCOUNT
                                         2003
                                      ----------
                                      TYPE 2**+
------------------------------------
Unit value:
 Beginning of period................   $ 10.00
 End of period......................   $ 14.03
Net assets at end of period
 (000s).............................   $    53
Units outstanding at end of period
 (000s).............................         4
Total return(1).....................    40.30%
Investment income ratio(2)..........     1.55%
Expense ratio(3)....................     0.90%


---------------------------------------------------------------------------------------------------------
                                                        INTERNATIONAL STOCK SUBACCOUNT
                                            2006                2005                2004           2003
                                      -----------------   -----------------   -----------------   -------
                                      TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*
---------------------------------------------------------------------------------------------------------
Unit value:
 Beginning of period................            $18.02              $15.60              $13.06
 End of period......................            $22.18              $18.02              $15.60
Net assets at end of period
 (000s).............................            $2,687              $1,751              $1,111
Units outstanding at end of period
 (000s).............................               121                  97                  71
Total return(1).....................            23.09%              15.51%              19.45%
Investment income ratio(2)..........             1.56%               1.41%               1.76%
Expense ratio(3)....................             0.90%               0.90%               0.90%

------------------------------------  --------------------------------
                                       INTERNATIONAL STOCK SUBACCOUNT
                                         2003
                                      ----------
                                      TYPE 2**+
------------------------------------
Unit value:
 Beginning of period................   $ 10.00
 End of period......................   $ 13.06
Net assets at end of period
 (000s).............................   $   441
Units outstanding at end of period
 (000s).............................        34
Total return(1).....................    30.60%
Investment income ratio(2)..........     1.08%
Expense ratio(3)....................     0.90%



------------------------------------------------------------------------------------------------------------------------------------
                                                            T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT
                                       2006                2005                2004                2003                 2002
                                 -----------------   -----------------   -----------------   -----------------   -------------------
                                 TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2    TYPE 1    TYPE 2     TYPE 1     TYPE 2
------------------------------------------------------------------------------------------------------------------------------------
Unit value:
 Beginning of period...........  $15.95    $ 9.66    $13.87    $ 8.40    $12.30    $ 7.45    $ 9.51    $ 5.76    $  11.74  $   7.11
 End of period.................  $18.83    $11.40    $15.95    $ 9.66    $13.87    $ 8.40    $12.30    $ 7.45    $   9.51  $   5.76
Net assets at end of period
 (000s)........................  $10,117   $  688    $8,626    $  679    $7,593    $  690    $6,786    $  711    $  5,232  $    674
Units outstanding at end of
 period (000s).................     537        60       541        70       547        82       552        95         550       117
Total return(1)................  18.06%    18.01%    15.00%    15.00%    12.76%    12.75%    29.34%    29.34%     (18.99%)  (18.99%)
Investment income ratio(2).....   1.20%     1.20%     1.63%     1.63%     1.13%     1.13%     1.29%     1.29%       0.96%     0.96%
Expense ratio(3)...............   0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%     0.90%       0.90%     0.90%



----------------------------------------------------------------------------------------------------------------------------------
                                                                   DEVELOPING MARKETS SUBACCOUNT
                                       2006                2005                2004                2003                2002
                                 -----------------   -----------------   -----------------   -----------------   -----------------
                                 TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2
----------------------------------------------------------------------------------------------------------------------------------
Unit Value:
 Beginning of period...........            $15.14              $11.98              $ 9.70              $ 6.39              $  6.46
 End of period.................            $19.22              $15.14              $11.98              $ 9.70              $  6.39
Net Assets at end of period
 (000's).......................            $   90              $  100              $  117              $  133              $   133
Units outstanding at end of
 period (000's)................                 5                   7                  10                  14                   21
Total return(1)................            26.95%              26.38%              23.51%              51.80%               (1.08%)
Investment income ratio(2).....             1.18%               1.31%               1.84%               1.15%                1.48%
Expense ratio(3)...............             0.90%               0.90%               0.90%               0.90%                0.90%

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(1) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation, if any, indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.


(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

*  This subaccount not available in this product type.

** This investment option was eliminated on May 2, 2003.

+ The VUL products added this investment option on May 1, 2003, with all subaccounts starting with a $10.00 unit price.
------------------------


(7) RECENT ACCOUNTING PRONOUNCEMENTS



     In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("Fin 48"), which is effective for fiscal years beginning after December 15, 2006. FIN 48 clarifies the accounting for income taxes recognized in the financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This interpretation prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expects to take on a tax return. The Company will adopt FIN 48 for the year ending December 31, 2007. Management is currently evaluating the impact, if any, on the Company's financial statements of implementing FIN 48.



     In September 2006, FASB issued Statement of Accounting Standards No. 157, Fair Value Measurements ("SFAS No. 157"). This standard expands the disclosure that is required for the use of fair value to measure assets and liabilities. The new disclosure will focus on the inputs used to measure fair value and the effect, if any, on the measurements on earnings (or changes in net assets) for the period. SFAS 157 is effective for the Company for the year ending December 31, 2008. Management is currently evaluating the impact, if any, on the Company's financial statements of adopting SFAS 157.



(8) REORGANIZATION



     CMIS and its wholly owned subsidiaries currently domiciled in Wisconsin have received permission from the Wisconsin Insurance Department to redomicile to Iowa during 2007, subject to final approval by the CMIS's policyholders. Once approval is received from the CMIS's policyholders, CMIS and its Wisconsin domiciled subsidiaries will apply to domicile in Iowa. No objections have been received from Iowa and approval to redomesticate is expected in 2007.



     CMIS and the Company have been joined in a permanent affiliation agreement since 1990. CMIS and the Company plan to apply to the Iowa Insurance Department to merge the two companies with CMIS as the surviving company. If the Board of Directors and the policyholders of both companies and the Iowa Insurance Department approve the merger, CMIS and the Company plan to complete the merger by December 31, 2007.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors of CUNA Mutual Life Insurance Company and Contract


Owners of CUNA Mutual Life Variable Account:



We have audited the accompanying statement of assets and liabilities of the Money Market, Bond, Strategic Income, High Income, Oppenheimer High Income, Balanced, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Global Securities, International Stock, T. Rowe Price International Stock, and Developing Markets Subaccounts (the "Subaccounts") comprising CUNA Mutual Life Variable Account (the "Account") of CUNA Mutual Life Insurance Company as of December 31, 2006, the related statements of operations for the year then ended and the statements of changes in net assets for the two years then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Subaccounts of the CUNA Mutual Life Variable Account of CUNA Mutual Life Insurance Company as of December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets for the two years ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP


Chicago, Illinois


March 16, 2007

CUNA MUTUAL LIFE INSURANCE
COMPANY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005 AND FOR THE
THREE YEARS ENDED DECEMBER 31, 2006
AND INDEPENDENT AUDITORS' REPORT

                                                             DELOITTE LETTERHEAD

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
CUNA Mutual Life Insurance Company:

We have audited the accompanying consolidated balance sheets of CUNA Mutual Life Insurance Company and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of operations, comprehensive income, changes in policyholders' surplus, and cash flows for the three years ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of CUNA Mutual Life Insurance Company and subsidiaries at December 31, 2006 and 2005, and the results of their operations and their cash flows for the three years ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

-s- DELOITTE & TOUCHE LLP
Chicago, Illinois
March 9, 2007

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2006 and 2005
(000s omitted)

----------------------------------------------------------------------------------------
ASSETS                                                      2006              2005
----------------------------------------------------------------------------------------
Debt securities, available for sale at fair value      $    2,560,669    $     2,806,985
Equity securities, available for sale at fair value           195,033            160,002
Equity in unconsolidated affiliate                             29,020             24,637
Mortgage loans                                                241,688            185,248
Real estate, at cost less accumulated depreciation
   (2006 - $36,244; 2005 - $33,452)                            35,004             36,027
Policy loans                                                   90,038             92,563
Short-term investments                                        134,365            153,794
Other invested assets                                          28,816             29,343
Cash and cash equivalents                                      33,567             17,440
----------------------------------------------------------------------------------------
Total cash and investments                                  3,348,200          3,506,039
Accrued investment income                                      30,654             35,084
Reinsurance recoverables                                      750,217            762,122
Deferred policy acquisition costs                             316,314            269,927
Office properties, equipment and computer software
   at cost less accumulated depreciation (2006 -
   $41,848; 2005 - $42,798)                                    20,873             10,509
Receivables from affiliates                                     2,969              9,093
Income taxes receivable                                         1,866                  -
Other assets and receivables                                   40,117             40,194
Separate account assets                                     4,772,487          4,273,164
----------------------------------------------------------------------------------------
Total assets                                           $    9,283,697    $     8,906,132
----------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets, continued
December 31, 2006 and 2005
(000s omitted)

--------------------------------------------------------------------------------------------
LIABILITIES AND POLICYHOLDERS' SURPLUS                          2006              2005
--------------------------------------------------------------------------------------------
Policyholder account balances                               $  2,688,732      $  2,896,610
Insurance reserves - life and health                           1,031,141           919,686
Unearned revenues                                                 42,555            31,671
Dividends payable to policyholders                                12,929            12,755
Income taxes payable                                                   -            11,746
Deferred income tax liability                                     23,329            16,110
Accrued postretirement benefit liability                          29,787            29,535
Accrued pension liability                                          6,375            11,336
Notes payable                                                        810               866
Payables to affiliates                                            50,574            32,562
Accounts payable and other liabilities                           142,344           202,805
Separate account liabilities                                   4,772,487         4,273,164
--------------------------------------------------------------------------------------------
Total liabilities                                              8,801,063         8,438,846
--------------------------------------------------------------------------------------------
Accumulated other comprehensive income, net                       23,646            24,580
Retained earnings                                                458,988           442,706
--------------------------------------------------------------------------------------------
Total policyholders' surplus                                     482,634           467,286
--------------------------------------------------------------------------------------------
Total liabilities and policyholders' surplus                $  9,283,697      $  8,906,132
--------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2006, 2005 and 2004
(000s omitted)

------------------------------------------------------------------------------------------------
                                                  2006              2005              2004
------------------------------------------------------------------------------------------------
Revenues:
   Life and health premiums                   $    233,806      $    231,541      $    183,618
   Net investment income                           174,792           163,619           157,434
   Net realized investment gains                    11,495            13,237            18,266
   Contract charges                                 67,691            77,478            76,099
   Other income                                     13,531            12,394            11,588
------------------------------------------------------------------------------------------------
Total revenues                                     501,315           498,269           447,005
------------------------------------------------------------------------------------------------
Benefits and expenses:
   Life and health insurance claims and
      benefits                                     202,902           199,773           152,181
   Interest credited to policyholder
      account balances                              84,901            89,539            93,044
   Policyholder dividends                           25,466            24,999            25,369
   Operating and other expenses                    178,777           142,388           125,262
------------------------------------------------------------------------------------------------
Total benefits and expenses                        492,046           456,699           395,856
------------------------------------------------------------------------------------------------
Income before income taxes and equity in
   income of unconsolidated affiliate                9,269            41,570            51,149
Income tax (benefit) expense                        (5,069)            6,281            13,973
------------------------------------------------------------------------------------------------
Income before equity in income of
   unconsolidated affiliate                         14,338            35,289            37,176
Equity in income of unconsolidated
   affiliate, net of tax (2006 - $1,047;
   2005 -$1,692; 2004 - $1,722)                      1,944             3,142             3,198
------------------------------------------------------------------------------------------------
Net income                                    $     16,282      $     38,431      $     40,374
------------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2006, 2005 and 2004
(000s omitted)

------------------------------------------------------------------------------------------------
                                                  2006              2005              2004
------------------------------------------------------------------------------------------------
Net income                                    $     16,282      $     38,431      $     40,374
Other comprehensive income (loss), net of
   tax:
   Unrealized net gains (losses) on
      investment securities:
      Unrealized net holding gains (losses)
         arising during period                     (34,742)          (41,165)           15,726
      Applicable income tax on above                14,820            14,408            (5,504)
      Reclassification adjustment for net
         (losses) gains included in net
         income                                     30,602            (9,320)          (15,836)
      Applicable income tax on above               (13,054)            3,262             5,543
------------------------------------------------------------------------------------------------
   Net unrealized gains (losses)                    (2,374)          (32,815)              (71)
------------------------------------------------------------------------------------------------
   Minimum pension liability                         2,215            (2,465)                -
   Applicable income tax on above                     (775)              863                 -
------------------------------------------------------------------------------------------------
   Minimum pension liability, net of tax             1,440            (1,602)                -
------------------------------------------------------------------------------------------------
Other comprehensive income (loss) subtotal            (934)          (34,417)              (71)
------------------------------------------------------------------------------------------------
Comprehensive income                          $     15,348      $      4,014      $     40,303
------------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements Changes in Policyholders'
Surplus Years Ended December 31, 2006, 2005 and 2004
(000s omitted)

------------------------------------------------------------------------------------------
                                                2006           2005           2004
------------------------------------------------------------------------------------------
Retained earnings:
   Balance at beginning of year             $    442,706   $    404,275   $    363,901
   Net income                                     16,282         38,431         40,374
------------------------------------------------------------------------------------------
   Balance at end of year                        458,988        442,706        404,275
------------------------------------------------------------------------------------------
Accumulated other comprehensive income:
   Unrealized investment gains:
      Balance at beginning of year                26,182         58,997         59,068
      Unrealized gains (losses) on
         investment securities, net of tax
         (2006 - $1,279; 2005 - $17,670;
         2004 - $39)                              (2,374)       (32,815)           (71)
------------------------------------------------------------------------------------------
      Balance at end of year                      23,808         26,182         58,997
------------------------------------------------------------------------------------------
   Minimum pension liability:
      Balance at beginning of year                (1,602)             -              -
      Change in minimum pension liability,
         net of tax (2006 - ($775);
         $2005 - $863)                             1,440         (1,602)             -
------------------------------------------------------------------------------------------
      Balance at end of year                        (162)        (1,602)             -
------------------------------------------------------------------------------------------
Accumulated other comprehensive income            23,646         24,580         58,997
------------------------------------------------------------------------------------------
Total policyholders' surplus                $    482,634   $    467,286   $    463,272
------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2006, 2005 and 2004
(000s omitted)

------------------------------------------------------------------------------------------
                                                2006           2005           2004
------------------------------------------------------------------------------------------
Cash flows from operating activities:
   Net income                               $     16,282   $     38,431   $     40,374
      Adjustments to reconcile net income
         to net cash provided by operating
         activities:
      Amortization of deferred policy
         acquisition costs                        38,050         44,456         33,396
      Policy acquisition costs deferred          (86,980)       (50,348)       (53,717)
      Depreciation of office properties,
         equipment and computer software           2,536          2,784          5,880
      Net realized investment gains              (11,495)       (13,237)       (18,266)
      Policyholder assessments on
         investment-type contracts               (37,348)       (22,520)       (22,435)
      Interest credited to policyholder
         account balances                         84,901         89,539         93,044
      Amortization of bond premium and
         discount                                  7,095          8,380         10,720
      Other investment income                      2,076          3,148         (2,712)
      Equity in income of unconsolidated
         affiliate                                (1,944)        (3,142)        (3,198)
   Changes in other assets and
      liabilities:
      Accrued investment income                    4,430           (823)         2,498
      Other assets and receivables                (4,665)        (8,885)        (7,077)
      Insurance reserves                         111,455         97,256         57,602
      Unearned revenues                           10,480         (1,190)        (1,258)
      Deferred income taxes                        6,935         (3,434)         7,430
      Accrued income taxes                       (13,612)           684          8,927
      Other liabilities                           16,015         17,429           (983)
------------------------------------------------------------------------------------------
Net cash provided by operating activities   $    144,211   $    198,528   $    150,225
------------------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2006, 2005 and 2004
(000s omitted)

---------------------------------------------------------------------------------------------
                                                   2006           2005           2004
---------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Purchases of investments:
      Debt securities                          $ (1,211,244)  $ (1,635,439)  $ (1,331,845)
      Equity securities                            (100,131)       (27,121)       (74,966)
      Mortgage loans                                (82,838)        (8,603)        (3,499)
      Real estate                                    (1,749)           777         (1,410)
      Short-term investments                        (85,396)       (15,291)       (67,827)
      Other invested assets                         (89,910)       (74,472)       (48,125)
   Proceeds on sale or maturity of
      investments:
      Debt securities                             1,442,602      1,596,298      1,139,746
      Equity securities                              87,189         74,731         18,670
      Mortgage loans                                 26,398         34,556         34,250
      Real estate                                         -              -            367
      Short-term investments                         49,998         14,562         70,288
      Other invested assets                          78,501        113,193         35,875
   Purchases of office properties, equipment
      and computer software                         (12,900)        (1,947)          (416)
   Change in policy loans, net                        2,525          2,011          2,695
---------------------------------------------------------------------------------------------
Net cash provided by (used in) investing
   activities                                       103,045         73,255       (226,197)
---------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Deposits to policyholder account balances        319,210        203,445        418,562
   Withdrawals from policyholder account
      balances                                     (550,283)      (467,058)      (391,270)
   Changes in notes payable                             (56)        (5,055)       (10,056)
---------------------------------------------------------------------------------------------
Net cash (used in) provided by financing
   activities                                      (231,129)      (268,668)        17,236
---------------------------------------------------------------------------------------------
Change in cash and cash equivalents                  16,127          3,115        (58,736)
Cash and cash equivalents at beginning of
   year                                              17,440         14,325         73,061
---------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year       $     33,567   $     17,440   $     14,325
---------------------------------------------------------------------------------------------
Supplemental disclosure of cash information:
   Cash paid during the year for income
      taxes, net of refunds                    $      1,608   $      9,031   $     (2,383)
---------------------------------------------------------------------------------------------


See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

    1.   NATURE OF BUSINESS

        CUNA Mutual Life Insurance Company ("CMLIC" or the "Company"), a mutual life insurance company domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital Advisors, Inc., a registered investment advisor and 100% of CMIA of Wisconsin, Inc., an insurance agency and holding company. CMIA of Wisconsin, Inc. owns 100% of League Insurance Agency.

        The Company is authorized to sell insurance in the District of Columbia and all states except New York. No single jurisdiction has a significant concentration of business. Annuity premiums and deposits represented approximately 88.7% of total direct premiums and deposits in 2006 and 87.9% in 2005.

    2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

               BASIS OF PRESENTATION

        The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CMLIC and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Certain amounts applicable to prior years have been reclassified to conform to the current year presentation.

               USE OF ESTIMATES

        The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, deferred policy acquisition costs and insurance reserves are most affected by the use of estimates and assumptions.

               INVESTMENTS OTHER THAN INVESTMENT IN UNCONSOLIDATED AFFILIATE

        Investments in debt securities, including bonds and redeemable preferred stocks, are classified as available for sale and are carried at fair value. For mortgage-backed and other structured securities, income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Such adjustments are reflected in net investment income. Prepayment assumptions for loan-backed bonds and structured securities are obtained from industry survey values or internal estimates.

        Investments in equity securities, including common stocks and nonredeemable preferred stocks, are classified as available for sale and are reported at fair value.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        Unrealized gains and losses on investments in debt and equity securities, net of deferred federal income taxes, are included in accumulated other comprehensive income as a separate component of policyholders' surplus unless designated as a hedged item.

        Debt and equity securities are considered impaired, and their cost basis is written down to fair value with the impairment loss being included in net realized investment gains when management expects a decline in value to persist and its cost may not be recoverable (i.e., the decline is other than temporary). In determining whether an unrealized loss is expected to be temporary, the Company considers duration of impairment, financial position of the issuer, and the intent and ability of the Company to hold the investment until the fair value has recovered.

        Mortgage loans held for investment are carried at their aggregate unpaid principal balance, net of valuation allowances. Valuation allowances are provided when a mortgage loan becomes impaired. Impairment is determined when it becomes probable the Company will be unable to collect the total contractual amounts due. Impairments are recorded in net realized investment gains and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. Mortgage loan valuation allowances are insignificant.

        Investments in real estate are carried at cost net of accumulated depreciation. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment gains. There were no impairments in 2006 or 2005.

        Policy loans are reported at their unpaid principal balance.

        Short-term investments, including the reinvestment of cash collateral received for securities lending transactions and debt securities with maturities from date of purchase under one year, are reported at amortized cost, which approximates fair value.

        Other invested assets include investments in limited partnerships and derivatives. Investments in limited partnerships are accounted for using the equity method. Derivatives are carried at fair value and changes in fair value are reported in net investment income.

        Interest income is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income reflects amortization of premiums and accrual of discounts on an effective-yield basis, based upon expected cash flows. Other sources of investment income include real estate investments and derivative activity. Realized gains and losses on the sale of investments are determined based upon the specific identification method and are recorded on the trade date.

               DERIVATIVE FINANCIAL INSTRUMENTS

        The Company uses derivative instruments, such as foreign currency futures, currency forwards, interest rate swaps and caps, total return swaps, cross currency swaps, forwards, bond and stock index futures, and purchased and written options to help maximize risk adjusted investment returns; reduce interest rate risks of long term assets; manage exposure

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors.

        The Company uses foreign currency futures and forwards to hedge the fair value risk in some of its debt securities denominated in foreign currencies. Unrealized foreign exchange gains and losses on these debt securities are reclassified from accumulated other comprehensive income to realized investment gains and losses in accordance with the provisions of hedge accounting rules.

        All derivatives are recorded in the consolidated balance sheets at estimated fair value. Derivatives embedded within non-derivative instruments must be separated from the host instrument when the embedded derivative is not clearly and closely related to the host instrument. Embedded derivative instruments subject to bifurcation are also accounted for at estimated fair value.

        When derivatives meet specific criteria, the Company may classify derivatives as fair value or cash flow hedges. At inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. Quarterly, the Company measures the hedge's effectiveness and records any ineffectiveness in realized investment gains and losses.

        Fair Value Hedges:   the Company designates certain of its foreign
        currency futures and forward contracts as fair value hedges when the hedging instrument is highly effective in offsetting the risk of changes in the fair value of the hedged item. The changes in fair value of the hedging instruments used in fair value hedges are recorded in realized investment gains and losses. The changes in fair value of the hedged item, attributable to the risk being hedged, are also recorded in realized investment gains and losses.

        Cash Flow Hedge:   the Company designates its cross currency swaps as
        foreign currency cash flow hedges when the hedging instrument is highly effective in offsetting the hedged risk of variability in cash flows that could affect net income. The changes in fair value of the cross currency swaps are recorded in accumulated other comprehensive income. Amounts are reclassified to net investment income when the hedged transaction affects net investment income.

        Non-Hedge Derivatives:   changes in fair value, income and expense
        associated with derivatives that are not classified as fair value or cash flow hedges are recorded in realized investment gains and losses.

               EQUITY IN UNCONSOLIDATED AFFILIATE

        Equity in unconsolidated affiliate represents CMLIC's 50% ownership of the common stock of MEMBERS Capital Advisors, Inc. and is accounted for using the equity method. The Company has concluded that it does not have a controlling interest or exercise significant influence over MEMBERS Capital Advisors, Inc.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

               CASH AND CASH EQUIVALENTS

        Cash and cash equivalents include deposits in financial institutions, U.S. Treasury bills, money market instruments, and commercial paper with maturities from date of purchase under 90 days, which are not otherwise restricted.

               OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

        Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years, while for office properties it is generally twenty years. The following table is a summary of office properties, equipment and computer software.

           ----------------------------------------------------------------------------------
                                                                  2006           2005
           ----------------------------------------------------------------------------------
           Office properties, equipment and computer
              software
              Office properties                               $     18,092   $     17,733
              Equipment                                             30,364         22,939
              Computer software                                     14,265         12,635
           ----------------------------------------------------------------------------------
              Total office properties, equipment and
                 computer software                                  62,721         53,307
           Accumulated depreciation                                (41,848)       (42,798)
           Net office properties, equipment and computer
              software                                        $     20,873   $     10,509
           ----------------------------------------------------------------------------------

               DEFERRED POLICY ACQUISITION COSTS

        The costs of acquiring business that vary with, and are primarily related to, the production of new and renewal business have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and similar selling expenses, premium taxes, sales costs, and certain policy issuance and underwriting costs. For investment contracts (primarily deferred annuities) and universal life-type products, deferred policy acquisition costs are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment, and expense margins. Deferred policy acquisition costs on participating insurance contracts are amortized over the life of the book of participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized. For other term life and whole life insurance products, deferred policy acquisition costs are amortized in relation to expected premiums. For universal life-type, investment and participating insurance contracts, the deferred policy acquisition cost asset is adjusted for the impact on estimated gross profits or gross margins of net unrealized gains and losses on investment securities. The Company includes anticipated investment income in its periodic evaluation of whether deferred policy acquisition costs can be recovered from future profits. If such costs

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        are deemed to be not recoverable, the adjustment is recorded in the current period results of operations.

               DEFERRED SALES INDUCEMENTS

        The costs related to sales inducements offered on sales to new policyholders are deferred and recorded in other assets. These costs are primarily related to deferred annuities and in the form of additional credits to the policyholder's account balance or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. Deferred sales inducements are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment and expense margins.

               SEPARATE ACCOUNTS

        The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the separate accounts. Separate account assets are carried at fair value. Separate account liabilities primarily represent the contract holders' claims to the related assets.

        Separate account contract fee income consists of charges for maintenance, administration, cost of insurance and surrender of the contract prior to the contractually specified dates and are reflected in contract charges. Investment income and realized and unrealized investment gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contract holders and therefore, are not included in the Company's consolidated statements of operations. Deposits to the separate accounts are not included in consolidated cash flows. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

        Substantially all of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

        Absent any contract provisions wherein the Company guarantees either a minimum return or account value upon death, partial withdrawal or specified contract anniversary date, variable annuity and variable life insurance contract holders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives.

               POLICYHOLDER ACCOUNT BALANCES

        The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 2.8% to 6.3% in 2006 and 2.45% to 6.44% in 2005.
        Future minimum guaranteed interest rates during the life of the contracts vary from 1.5% to 4.5%.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

               INSURANCE RESERVES

        For traditional participating products, future policy benefit reserves are computed using the net level premium method. Mortality and interest rates used are those guaranteed in calculating the cash surrender values. Mortality rates are based on statutory valuation tables and interest rates vary from 2.25% to 6.0%.

        For other term life and whole life products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals, and expenses. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate assumptions range from 5.5% to 8.0%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption when deemed necessary.

        For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 4.0% to 9.5%.

        The Company offers various death benefit guarantees to variable annuity contract holders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. Liabilities for variable contract death benefit guarantees are included in policyholder account balances.

        The liability for death benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for those guarantees requires the projection of future separate account fund performance, mortality; persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance. Liabilities for these guarantees are immaterial to the Company.

               REVENUE, BENEFIT, AND EXPENSE RECOGNITION

        Term life and whole life insurance premiums are recognized as premium income when due. Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). Related policy benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

        Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenue for investment contracts consists of net investment income as well as policy fees assessed against the policyholder account balance

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        such as administration and surrender charges, which are recorded as contract charges in the accompanying consolidated financial statements. Expenses consist of interest credited to contracts, benefits incurred in the period in excess of related policyholder account balances and policy maintenance costs.

        Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated financial statements, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance, and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in the period in excess of related policyholder account balances.

        Profits from investment contract and universal life-type policies are recognized in relation to the expected gross profit stream of the product (fees, charges, and investment income reduced by related expenses).

        The Company incurs costs on the reimbursement to credit unions for certain expenses that arise due to the production of new and renewal business. These costs are administrative expenses incurred directly by the credit unions. The Company paid $21,629, $23,890 and $25,770 for the periods ended December 31, 2006, 2005 and 2004, respectively. These expenses are deferred and amortized in deferred acquisition costs.

               INCOME TAXES

        The provision for income taxes includes amounts currently payable and deferred income taxes, which result from differences between financial reporting and tax bases of assets and liabilities. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted.

        The Company is subject to tax-related audits in the normal course of operations. These audits may result in additional tax liabilities. The Company accounts for such contingent liabilities in accordance with Statement of Financial Accounting Standards No. 5, Accounting for Contingencies. Management believes it has appropriately provided for taxes for all years. Significant management judgment and varying factors are required to determine the provision for tax contingencies. Examples of factors include: (i) the expiration of various statutes of limitations, (ii) changes in tax laws and regulations, (iii) issuance of tax rulings, and (iv) settlements with tax authorities. Changes in any one of these factors may result in adjustments to established reserves. Once established, reserves are adjusted when there is more information available or when an event occurs necessitating a change to the reserves.

               BENEFIT PLANS

        The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Calculations of benefit obligations for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Postretirement benefits are generally funded on a pay-

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        as-you-go basis. The cost of benefits provided to former or inactive employees after employment but before retirement are recognized during an employee's service years if certain requirements are met.

               REINSURANCE

        Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the underlying direct policies ceded and the terms of the reinsurance contracts. Premiums, claims and benefits ceded to other companies have been reported net in the consolidated statements of operations. Reinsurance recoverables are recorded for the portion of benefits paid that are reinsured and for insurance reserves reinsured and a prepaid reinsurance asset is recorded for unearned premiums that relate to policies that have been reinsured.

               FOREIGN EXCHANGE

        The Company's financial statements are impacted by changes in foreign currency exchange rates on investment holdings denominated in foreign currency. The foreign exchange impact of investment holdings classified as available for sale are included with unrealized investment gains in accumulated other comprehensive income as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as net realized gains in the Company's consolidated statements of operations.

               FAIR VALUE OF FINANCIAL INSTRUMENTS

        Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from the disclosure requirements. In addition, the tax ramifications of the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

        The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

        Cash and Cash Equivalents, Short-term Investments, and Accrued
        Investment Income:   the carrying amounts for these instruments
        approximate their fair values due to their short term nature.

        Policy Loans:   the carrying amounts for policy loans approximate fair
        value due to their short term nature.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        Debt and Equity Securities:   fair values for debt securities are based
        on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of equity securities are based on quoted market prices.

        Mortgage Loans:   the fair values for mortgage loans are estimated using
        discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

        Derivative Financial Instruments:   the fair value of derivatives is
        based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment, or upon broker quotes. Fair values for derivatives traded on an exchange are based on quoted market prices.

        Investment-Type Contracts: the fair value of the Company's liabilities under investment-type insurance contracts such as annuities and other policyholder deposit contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments.

        Notes Payable:   Notes payable are discounted using cash flow techniques
        as described for mortgage loans, or, in the case of short-term notes with a variable interest rate, the carrying amount is a reasonable estimate of fair value.

               EMERGING ACCOUNTING MATTERS

        In 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 155, "Accounting for Certain Hybrid Financial Instruments, an Amendment of FASB Statements No. 133 and 140" ("SFAS 155"), effective for fiscal years beginning after September 15, 2006. SFAS 155 addresses the accounting for hybrid instruments containing embedded derivatives that, under the provisions of SFAS No. 133, are required to be measured at fair value and bifurcated from the host contract. SFAS No. 155 allows entities to make an irrevocable election to measure such a hybrid instrument at fair value in its entirety, with changes in fair value of the contract recognized in earnings. In addition, SFAS No. 155 clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS No. 133 and establishes a requirement to evaluate interests in securitized financial assets to identify interests that are derivatives or that contain embedded derivatives. The Company is currently evaluating the new statement and is unable to determine the impact on its consolidated balance sheet or statement of operations at this time.

        In 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"). SFAS No. 157 provides consistent guidance for using fair value to measure assets and liabilities. SFAS No. 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        circumstances. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the new statement and is not yet able to determine the impact on its consolidated balance sheet and statement of operations at this time.

        In 2006, FASB issued SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- An Amendment of FASB Statements No. 87, 88, 106, and 132(R) ("SFAS no. 158"). SFAS No. 158
        requires an employer to recognize in its balance sheet an asset for a plan's over funded status or a liability for a plan's under funded status, measure a plan's assets and its obligations that determine its funded status as of the end of the employer's fiscal year, and recognize changes in the funded status of a defined benefit postretirement plan in the year in which the changes occur. Those changes will be reported in other comprehensive income. The requirement to recognize the funded status of a benefit plan and the disclosure requirements are effective as of the end of the fiscal year ending after June 15, 2007 for companies whose equity is not publicly traded. The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The estimated impact on accumulated other comprehensive income as a result of implementation is $15 million.

        In 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"), effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of this statement, except for the provisions relating to the valuation of debt and equity securities, apply only to entities that elect the fair value option. The Company is currently evaluating the new statement and is unable to determine the impact on its consolidated balance sheet or statement of operations at this time.

        In June 2006, the FASB issued FASB Interpretation No. ("FIN 48") 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109. FIN 48 clarifies that recognition for uncertain tax positions should be based on a more-likely-than-not threshold that the tax position will be sustained. The tax position is measured as the amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. The effective date for the Company is January 1, 2007 with the cumulative effect to be reported as an adjustment to beginning retained earnings in its first report for 2007. The Company is currently evaluating the new interpretation and is not yet able to determine the impact on its consolidated financial statements upon implementation.

        The American Institute of Certified Public Accountants issued Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts which is effective January 1, 2007. The new guidance defines an exchange or modification of an existing insurance contract to be either substantially changed or substantially unchanged. If it is substantially unchanged, it should be considered a continuation of the existing contract. If it is substantially changed, the existing balances for unamortized deferred policy acquisition costs, unearned revenue liabilities and deferred sales inducement assets should be eliminated and costs associated

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        with the replacement contract should be considered for deferral in accordance with existing guidance. The Company is currently evaluating the new statement and is unable to determine the impact on its consolidated balance sheet or statement of operations at this time.

    3.   INVESTMENTS

               DEBT SECURITIES

        The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2006 and 2005 are as follows:

           ---------------------------------------------------------------------------------------------
                                      Amortized              Gross Unrealized               Estimated
           December 31, 2006            Cost              Gains            Losses          Fair Value
           ---------------------------------------------------------------------------------------------
           U.S. government and
              agencies              $     73,973      $         79      $     (1,058)     $     72,994
           States and political
              subdivisions                 1,366                14               (15)            1,365
           Foreign government
              securities                  66,066             1,540            (2,104)           65,502
           Domestic corporate
              securities               1,108,172            13,682            (7,245)        1,114,609
           Mortgage-backed
              securities                 677,076             4,238            (5,979)          675,335
           Other structured
              securities                 471,610             1,622            (2,280)          470,952
           Foreign corporate
              securities                 156,558             4,576            (1,222)          159,912
           ---------------------------------------------------------------------------------------------
           Total debt securities    $  2,554,821      $     25,751      $    (19,903)     $  2,560,669
           ---------------------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

           ---------------------------------------------------------------------------------------------
                                      Amortized              Gross Unrealized               Estimated
           December 31, 2005            Cost              Gains            Losses          Fair Value
           ---------------------------------------------------------------------------------------------
           U.S. government and
              agencies              $    135,777      $        231      $     (1,333)     $    134,675
           States and political
              subdivisions                 5,381                 9               (22)            5,368
           Foreign government
              securities                 268,281            17,067              (720)          284,628
           Domestic corporate
              securities               1,164,631            14,052            (8,885)        1,169,798
           Mortgage-backed
              securities                 672,841             4,122            (6,772)          670,191
           Other structured
              securities                 466,996             3,746            (2,913)          467,829
           Foreign corporate
              securities                  74,433               835              (772)           74,496
           ---------------------------------------------------------------------------------------------
           Total debt securities    $  2,788,340      $     40,062      $    (21,417)     $  2,806,985
           ---------------------------------------------------------------------------------------------

        The amortized cost and estimated fair values of investments in debt securities at December 31, 2006, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

           -------------------------------------------------------------------------------------
                                                                  Amortized         Estimated
                                                                    Cost           Fair Value
           -------------------------------------------------------------------------------------
           Due in one year or less                              $     65,875      $     65,732
           Due after one year through five years                     542,897           548,983
           Due after five years through ten years                    628,694           632,077
           Due after ten years                                       168,669           167,590
           Mortgage-backed securities                                677,076           675,335
           Structured securities                                     471,610           470,952
           -------------------------------------------------------------------------------------
           Total debt securities                                $  2,554,821      $  2,560,669
           -------------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

               EQUITY SECURITIES

        The cost, gross unrealized gains and losses, and estimated fair value of investments in equity securities at December 31 are as follows:

           ------------------------------------------------------------------------------------
                                                       Gross Unrealized            Estimated
                                       Cost          Gains          Losses        Fair Value
           ------------------------------------------------------------------------------------
                   2006            $    159,493   $     36,053   $       (513)   $    195,033
                   2005                 135,031         25,701           (730)        160,002
           ------------------------------------------------------------------------------------

               MORTGAGE LOANS

        The Company's mortgage portfolio consists mainly of commercial mortgage loans made to customers throughout the United States. All outstanding commercial mortgage loans are secured by completed income-producing properties. At December 31, 2006 the commercial mortgage portfolio had an average remaining life of 6.0 years, with all principal in the total mortgage portfolio due prior to 2027. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. At December 31, 2006, the company held 18.0% in Washington, which is the highest concentration in one state. Loans of no more than 7% of the aggregate mortgage loan portfolio balance are made to any one borrower.

               NET INVESTMENT INCOME

        Sources of net investment income for the years ended December 31 are summarized as follows:

           -----------------------------------------------------------------------------------
                                                     2006           2005            2004
           -----------------------------------------------------------------------------------
           Gross investment income:
              Debt securities                    $    151,212   $    133,157    $    126,975
              Equity securities                         7,566          5,425           3,753
              Mortgage loans                           16,649         16,988          20,467
              Real estate                               9,501          9,854           9,888
              Policy loans                              6,153          6,224           6,433
              Derivative financial instruments            183           (116)         (1,667)
              Short-term and other                     (1,256)         2,175           1,295
           -----------------------------------------------------------------------------------
                                                      190,008        173,707         167,144
           Investment expenses                        (15,216)       (10,088)         (9,710)
           -----------------------------------------------------------------------------------
           Net investment income                 $    174,792   $    163,619    $    157,434
           -----------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

               NET REALIZED INVESTMENT GAINS (LOSSES)

        Sources of realized gains (losses) for the years ended December 31 are summarized as follows:

           -----------------------------------------------------------------------------------
                                                     2006           2005            2004
           -----------------------------------------------------------------------------------
           Debt securities:
              Gross gains on sales                $    30,738   $     14,545    $     20,039
              Gross losses on sales                   (22,556)       (19,438)         (7,945)
              Other                                     1,261             94           5,797
              Impairment losses                        (2,968)        (1,277)         (3,378)
           Equity securities:
              Gross gains on sales                     12,495         17,434           3,447
              Gross losses on sales                      (954)          (985)           (755)
              Other                                         4              -               -
              Impairment losses                           (25)        (1,029)           (645)
           Mortgage loans                                   -            (77)              -
           Derivative financial instruments           (12,516)         3,970             352
           Other                                        6,016              -           1,354
           -----------------------------------------------------------------------------------
           Net realized investment gains          $    11,495   $     13,237    $     18,266
           -----------------------------------------------------------------------------------

        Proceeds from the sale of debt securities were $1,138,811, $1,050,070 and $658,214, in 2006, 2005 and 2004, respectively. Proceeds from the sale of equity securities were $83,449, $74,410, and $17,959 in 2006, 2005 and 2004, respectively.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

               NET UNREALIZED INVESTMENT GAINS (LOSSES)

        The components of net unrealized investment gains (losses) included in accumulated other comprehensive income (loss) at December 31 were as follows:

           -----------------------------------------------------------------------------------
                                                     2006           2005            2004
           -----------------------------------------------------------------------------------
           Debt securities                       $      5,847   $     18,644    $     66,256
           Equity securities                           35,540         24,971          32,096
           Short-term investments                           -              -             (34)
           Deferred policy acquisition cost
              adjustments                              (7,498)        (4,956)        (12,220)
           Other                                        2,320          1,690           4,644
           Deferred income taxes                      (12,401)       (14,167)        (31,745)
           -----------------------------------------------------------------------------------
           Net unrealized investment gains       $     23,808   $     26,182    $     58,997
           -----------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The amortized cost and associated unrealized investment losses for investments in debt and equity securities for which the fair value had temporarily declined and remained below cost as of December 31, 2006 were as follows:

           -----------------------------------------------------------------------------------
                                                             Unrealized Loss
                                           Unrealized Loss    Period Twelve         Total
                                            Period Under        Months or         December
                                            Twelve Months        Greater          31, 2006
           -----------------------------------------------------------------------------------
           Amortized cost of debt
              securities with unrealized
              investment losses:
              U.S. government and
                 agencies                   $     20,169      $     44,753       $    64,922
              States and political
                 subdivisions                     38,541                 -            38,541
              Foreign government
                 securities                            -             1,103             1,103
              Domestic corporate
                 securities                      329,282           126,563           455,845
              Mortgage-backed securities         205,164           205,318           410,482
              Other structured securities        102,675            69,287           171,962
              Foreign corporate
                 securities                       34,858             9,985            44,843
           -----------------------------------------------------------------------------------
              Total amortized cost of
                 debt securities with
                 unrealized investment
                 losses                     $    730,689      $    457,009       $ 1,187,698
           -----------------------------------------------------------------------------------
           Unrealized investment losses
              on debt securities:
              U.S. government and
                 agencies                   $        172      $        886       $     1,058
              States and political
                 subdivisions                          -                15                15
              Foreign government
                 securities                        2,104                 -             2,104
              Domestic corporate
                 securities                        3,011             4,234             7,245
              Mortgage-backed securities           1,465             4,514             5,979
              Other structured securities            970             1,310             2,280
              Foreign corporate
                 securities                          985               237             1,222
           -----------------------------------------------------------------------------------
              Total unrealized investment
                 losses losses on debt
                 securities                 $      8,707      $     11,196       $    19,903
           -----------------------------------------------------------------------------------
           Cost of equity securities with
              unrealized investment
              losses                        $      5,060      $     23,387       $    28,447
           Unrealized investment losses
              on equity securities                   214               299               513
           -----------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The amortized cost and associated unrealized investment losses for investments in debt and equity securities for which the fair value had temporarily declined and remained below cost as of December 31, 2005 were as follows:

           -----------------------------------------------------------------------------------
                                                             Unrealized Loss
                                           Unrealized Loss    Period Twelve         Total
                                            Period Under        Months or       December 31,
                                            Twelve Months        Greater            2005
           -----------------------------------------------------------------------------------
           Amortized cost of debt
              securities with unrealized
              investment losses:
              U.S. government and
                 agencies                   $     59,549      $     50,800      $    110,349
              States and political
                 subdivisions                      5,114            10,028            15,142
              Foreign government
                 securities                       11,250                 -            11,250
              Domestic corporate
                 securities                      502,115            39,327           541,442
              Mortgage-backed                    323,214            71,567           394,781
              Structured securities              167,459            44,261           211,720
              Foreign corporate
                 securities                       47,980             1,565            49,545
           -----------------------------------------------------------------------------------
              Total amortized cost of
                 debt securities with
                 unrealized investment
                 losses                     $  1,116,681      $    217,548      $  1,334,229
           -----------------------------------------------------------------------------------
           Unrealized investment losses
              on debt securities:
              U.S. government and
                 agencies                   $        422      $        911      $      1,333
              States and political
                 subdivisions                         35                77               112
              Foreign government
                 securities                          348                 -               348
              Domestic corporate
                 securities                        8,209               958             9,167
              Mortgage-backed                      4,550             2,222             6,772
              Structured Securities                2,080               833             2,913
              Foreign corporate
                 securities                          725                47               772
           -----------------------------------------------------------------------------------
              Total unrealized investment
                 losses losses on debt
                 securities                 $     16,369      $      5,048      $     21,417
           -----------------------------------------------------------------------------------
           Cost of equity securities with
              unrealized investment
              losses                        $     23,669      $      5,212      $     28,881
           Unrealized investment losses
              on equity securities                   532               198               730
           -----------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        At December 31, 2006, the Company owned 387 debt securities with a fair value of $1,167,792 in an unrealized investment loss position. Of these, 129, with a fair value of $445,812 have been in an unrealized loss position for twelve or more months. The $11,196 unrealized loss for debt securities with a loss period twelve months or greater represents a 2.5 percent price impairment. The price impairment on the remaining 258 debt securities is less than 1.2 percent. Out of the $1,167,792 representing the fair value of debt securities in an unrealized loss position, $1,064,254 relates to investment grade securities. The unrealized losses can be attributed primarily to interest rate and credit quality spread changes since the securities were first acquired and the Company believes they are temporary. In determining whether these unrealized losses are expected to be temporary, the Company considers duration of impairment, financial position of the issuer, and the intent and ability of the Company to hold the investment until the market price has recovered.

        At December 31, 2006, the Company had 14 stocks with a fair value of $27,934 in an unrealized loss position. Of these, 2 have been in an unrealized position for more than twelve months. The Company believes that the unrealized losses related to the stocks are temporary. In general, in determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

        The Company may choose to no longer hold a debt security or equity until recovery in reaction to substantive changes in the relevant industry conditions, or substantive changes in the financial condition or performance of the issuer.

               SECURITIES LENDING AGREEMENTS

        The Company is party to securities lending agreements. Unrelated parties borrow debt securities from the Company and must deposit cash or short-term investments as collateral equal to a minimum of 102% of the fair value of the loaned securities. The security custodian monitors the collateral position daily. The Company remains the beneficial owner and the loaned securities are included with debt securities. At December 31, 2006 and 2005, the fair value of securities loaned by the Company totaled $86,668 and $140,813, respectively.

        The amount of collateral received is invested in short-term securities and is included in the consolidated balance sheets as short-term investments with a corresponding liability included in accounts payable and other liabilities. The cash flow changes related to securities lending activities are included in the investing section of the Statements of Cash Flow. The fair value of collateral held was $88,551 and $143,961 at December 31, 2006 and 2005, respectively.

               DERIVATIVE FINANCIAL INSTRUMENTS

        Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; to reduce interest rate risks of long-term assets; to manage exposure to various credit, currency, and market risks; and to manage exposure to various equity and fixed income market sectors.

        Futures Contracts: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        a futures contract is entered, a margin account is established with the broker based on the requirements of the futures exchange.

        The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated to the foreign currency risk of British pound, Canadian dollar and Euro denominated long-term bonds are classified as foreign currency fair value hedges. The Company measures the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is therefore excluded from the assessment of hedge effectiveness. Based on this measurement of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were highly effective. If the foreign currency futures were not deemed highly effective, the change in fair value of the foreign currency futures would be recorded in net realized investment gains with no offset from the hedged item.

        Currency Forwards: Currency forward contracts are a commitment to purchase or deliver currency in the future at a predetermined price and time. The Company utilizes short positions in foreign currency forwards to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency forwards designated as hedging the foreign currency risk of Mexican Peso denominated long-term bonds are classified as foreign currency fair value hedges. The Company measures the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is excluded from the assessment of hedge effectiveness. Based on this measurement of effectiveness, the foreign currency fair value hedges using short foreign currency forward contracts were highly effective. If the foreign currency forwards were not deemed highly effective, hedge accounting would be discontinued and the change in fair value of the foreign currency forwards would be recorded in net realized investment gains with no offset from the hedged item.

        Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date.

        Total return swaps: The Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Consistent with its asset allocation strategy, the Company entered into commercial mortgage backed security swaps to gain additional exposure to the investment grade commercial mortgage backed securities market and high yield swaps to gain additional

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        exposure to the high yield bond market. Generally, no cash is exchanged at the outset of a total return swap contract and no principal payments are made by either party. Normally, a single net payment is made by one of the counterparties at each due date.

        Cross Currency Swaps: Under cross currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between functional currency (US Dollar) fixed or floating rate and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (US Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The Company designates the cross currency swaps as foreign currency cash flow hedges when the swaps are deemed highly effective. No portion of the foreign currency cash flow hedges was ineffective or excluded from the assessment of hedge effectiveness in 2006 or 2005. If the cross currency swaps were not deemed highly effective, the change in fair value of the cross currency swaps would be recorded in net realized investment gains.

        Options: Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

        The Company issues equity-indexed annuity contracts that guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in investment grade fixed income securities and is intended to cover the minimum guaranteed value due to the customer at the end of the term. A portion of the premium is used to purchase over-the-counter call options to hedge the growth in interest credited to the customer as a direct result of the increases in the related indices.

        The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and have little or no counterparty risk.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The following tables provide a summary of the carrying value, notional amount and fair value of derivative financial instruments held at December 31, 2006 and 2005:

           ---------------------------------------------------------------------------------------------
                                      Carrying          Notional                  Fair Value
             December 31, 2006          Value            Amount            Assets          Liabilities
           ---------------------------------------------------------------------------------------------
           Futures contracts        $        350      $     93,039      $        460      $        110
           Currency forwards                  (2)              472                 -                 2
           Interest rate and
              total return swaps               -                 -                 -                 -
           Cross currency swaps              128            19,338               214                86
           Purchased option
              contracts                   18,135           139,597            18,135                 -
           Written option
              contracts                  (11,602)         (148,023)                -            11,602
           ---------------------------------------------------------------------------------------------
           Total derivative
              financial
              instruments           $      7,009      $    104,423      $     18,809      $     11,800
           ---------------------------------------------------------------------------------------------

                                      Carrying          Notional                 Fair Value
             December 31, 2005          Value            Amount            Assets        Liabilities
           ------------------------------------------------------------------------------------------
           Futures contracts        $        692      $    310,777      $        964     $        272
           Currency Forwards                   -                 -                 -                -
           Interest rate and
              total return swaps             555           140,000               635               80
           Cross currency swaps                -                 -                 -                -
           Purchased option
              contracts                    3,165            15,385             3,165                -
           Written option
              contracts                   (2,915)          (15,385)                -            2,915
           ------------------------------------------------------------------------------------------
           Total derivative
              financial
              instruments           $      1,497      $    450,777      $      4,764     $      3,267
           ------------------------------------------------------------------------------------------

               EQUITY IN UNCONSOLIDATED AFFILIATE

        CMLIC owns 50% of the common stock of MEMBERS Capital Advisors, Inc. ("MCA"), a registered investment advisor. At December 31, 2006, MCA had assets of $71,453 and liabilities of $13,412 at December 31, 2005, MCA had assets of $58,348 and liabilities of $9,074. MCA had net income of $5,981 in 2006, $9,667 in 2005, and $9,839 in 2004.

               ASSETS DESIGNATED

        Iowa law requires that assets equal to a life insurer's legal reserve must be designated for the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        present value of all outstanding policies and contracts involving life contingencies. At December 31, 2006 and 2005, bonds and notes, mortgage loans and policy loans with a carrying value of $2,690,867 and $2,597,246, respectively, were designated for Iowa and various other regulatory authorities as required by law.

               ASSET RESTRICTIONS

        Certain policyholder account balances are legally part of the Company's separate accounts. However, the assets supporting them are reported in the consolidated balance sheets with the general account assets because the company retains the risk of investment gains and losses. Debt securities with a fair value of $81,340 and $314,318 as of December 31, 2006 and 2005, respectively, are available only to satisfy obligations to these contract holders.

        The Company entered into an advances, collateral pledge and security agreement with the Federal Home Loan Bank of Des Moines ("FHLB"). As a condition of the agreement, the Company must purchase FHLB common stock and is allowed to borrow up to a multiple of that stock ownership and post collateral to secure any advances. The Company has pledged debt securities with a fair value of $53,701 and $17,674 to collateralize advances made under the agreement as of December 31, 2006 and 2005, respectively

    4.   INCOME TAX

        The Company files a consolidated life-non-life federal income tax return with its wholly-owned subsidiaries. The Company has entered into a tax sharing agreement with its subsidiaries. The agreement provides that the allocation of tax expense is based on each subsidiaries contribution to consolidated federal income tax liability. The agreement is substantially in accordance with Reg. Section sec.1.1552-1(a)(1) and 1.1502-33(d)(3). The agreement departs from Reg. Section sec.1552-1(a)(1) and 1.1502-33(d)(3) in that loss subsidiaries are reimbursed regardless of the utilization of the loss in the current year.

        Income tax expense attributable to income from operations for the years ended December 31 is as follows:

           -----------------------------------------------------------------------------------------------------
                                                                  2006              2005              2004
           -----------------------------------------------------------------------------------------------------
           Current tax (benefit) expense                        $(12,004)          $ 9,715          $  6,543
           Deferred tax expense (benefit)                          6,935            (3,434)            7,430
           -----------------------------------------------------------------------------------------------------
           Total income tax (benefit) expense                   $ (5,069)          $ 6,281          $ 13,973
           -----------------------------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        Income tax expense for the years ended December 31 differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before income taxes and equity in net income of unconsolidated affiliate due to the items listed in the following reconciliation:

           ------------------------------------------------------------------------------------------------------
                                                                   2006              2005              2004
           ------------------------------------------------------------------------------------------------------
           Tax expense computed at federal corporate tax
              rate                                                $ 3,244           $14,549          $ 17,902
           Meals and entertainment                                     67                75                71
           Adjustment to deferred tax accounts                          -            (4,668)            1,553
           Tax-exempt interest                                        (36)              (24)              (64)
           Dividends-received deduction                            (2,825)           (1,715)           (1,055)
           Income tax benefit related to prior years               (5,274)           (1,731)             (213)
           Other, net                                                (245)             (205)           (4,221)
           ------------------------------------------------------------------------------------------------------
           Total income tax (benefit) expense                     $(5,069)          $ 6,281          $ 13,973
           ------------------------------------------------------------------------------------------------------

        The Company conducted a detailed analysis of its deferred tax assets and liabilities. The analysis resulted in a tax benefit of $4,668 in 2005 and a tax expense of $1,553 in 2004.

        Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31 are as follows:

           -------------------------------------------------------------------------------------
                                                                    2006              2005
           -------------------------------------------------------------------------------------
           Deferred tax assets:
              Investments                                       $      1,724      $      3,189
              Insurance reserves                                      56,941            50,358
              Dividends payable to policyholders                       2,135             2,210
              Unearned revenue                                        11,405             8,524
              Pension and other employer benefits                     11,451            11,779
              Fixed assets and real estate                             3,080             3,270
              Loss carryforwards                                       6,774             4,581
              Accrued expenses                                         2,445             1,812
              Other                                                       15                 -
           -------------------------------------------------------------------------------------
           Gross deferred tax assets                                  95,970            85,723
           Deferred tax liabilities:
              Deferred policy acquisition costs                       85,167            77,960
              Unrealized gains                                        12,485            14,167
              Deferred and uncollected premiums                          764               661
              Intangible assets                                        9,996               270
              Net income of investees                                 10,064             8,530
              Other                                                      823               245
           -------------------------------------------------------------------------------------
           Gross deferred tax liabilities                            119,299           101,833
           -------------------------------------------------------------------------------------
           Net deferred income tax liability                    $    (23,329)     $    (16,110)
           -------------------------------------------------------------------------------------

        Management believes that all gross deferred tax assets at December 31, 2006 and 2005 are fully realizable and, consequently, no valuation allowance has been established.

    5.   RELATED-PARTY TRANSACTIONS

        The Company and CUNA Mutual Insurance Society ("CUNA Mutual"), a Wisconsin life and health insurer, entered into an agreement of permanent affiliation (the Agreement) effective in 1990. The terms of the Agreement include provisions for reinsurance of each company's future individual life business; the joint development of business plans and distribution systems for the sale of individual insurance and financial services products within the credit union market; and provision for the sharing of certain resources and facilities. Because of the affiliation, certain expenses of the Company are paid by CUNA Mutual and vice-versa. These expenditures are periodically reimbursed, generally monthly. Details related to reinsurance agreements between the companies are described in note 6.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        In the normal course of business, various transactions are made between the Company and other related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies.

        The Company and CUNA Mutual are parties to agreements with MEMBERS Capital Advisors, Inc. ("MCA") for investment advisory services. MCA, 50% of which is owned by the Company and 50% owned by CUNA Mutual, manages substantially all of the Company's invested assets in accordance with policies, directives, and guidelines established by the Company. The Company incurred MCA investment management fees totaling $7,494, $2,794, and $2,199 in 2006, 2005 and 2004, respectively. CUNA Mutual and its subsidiaries incurred MCA investment management fees totaling $7,287, $2,716, and $2,150 for 2006, 2005 and 2004, respectively.
        Settlements generally occur monthly.

        The Company invests in mutual funds and a private investment fund managed by MCA. The carrying value of these investments was $63,264 and $86,453 at December 31, 2006 and 2005, respectively. During 2006, Company sold a portion of the mutual fund shares and received shares of stock previously held by the funds in lieu of cash, recording a realized investment gain $7,780 on the disposition.

        CUNA Brokerage Services, Inc. ("CBSI"), a subsidiary of CUNA Mutual, is a broker dealer representing the Company in the sale of certain variable annuity, variable universal life and other products which require a broker dealer. Under a cost sharing agreement, CBSI reimburses the Company for various services, office space, equipment and other items incurred on behalf of CBSI. CMLIC received $6,703 in 2006, $6,498 in 2005, and $5,901 in 2004 related to the cost sharing agreement. CBSI also reimburses the Company for commissions CMLIC pays its representatives for CBSI related business. CMLIC received reimbursements for total commissions from CBSI of $42,829 in 2006, $47,974 in 2005, and $47,565 in 2004. Settlements generally occur monthly.

    6.   REINSURANCE

        The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, to diversify its risk and limit its overall financial exposure, and to comply with the affiliation agreement with CUNA Mutual. The Company has the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

        On November 14, 2006, CUNA Mutual and MEMBERS Life Insurance Company ("MEMBERS"), a subsidiary of CUNA Mutual commuted a reinsurance agreement effective back to January 1, 2006. CUNA Mutual and MEMBERS then ceded 50% of the

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        business related to the Agreement to the Company. The Company recorded the following related to the commutation:

           ------------------------------------------------------------------------------
                                                                               At
           Financial statement line item increase                       December 31, 2006
           ------------------------------------------------------------------------------
           Deferred policy acquisition costs                              $      27,421
           Insurance reserves - life and health                                  26,576
           Intercompany receivable                                                  539
           ------------------------------------------------------------------------------

           --------------------------------------------------------------------------------
                                                                        For the year ending
                                                                         December 31, 2006
           --------------------------------------------------------------------------------
           Life and health premiums                                        $       9,761
           Life and health insurance claims and benefits                           5,277
           Policy acquisition costs deferred                                      30,731
           Deferred policy acquisition costs amortized                             3,310
           --------------------------------------------------------------------------------

        As noted in Note 5, the Company and CUNA Mutual have a permanent affiliation agreement including a reinsurance agreement. The Company assumes 50% of jointly developed and marketed products from CUNA Mutual and the Company cedes 50% of their jointly developed and marketed product to CUNA Mutual.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The effects of reinsurance on premiums and on claims and benefits, including reinsurance with affiliates, for the years ended December 31 are as follows:

           -----------------------------------------------------------------------------------
                                                     2006           2005            2004
           -----------------------------------------------------------------------------------
           Premiums:
              Direct                             $    117,351   $    132,659    $     91,450
              Assumed from affiliates                 139,692        120,012         109,910
              Ceded to affiliates                      (8,024)        (7,118)         (6,537)
              Ceded to non-affiliates                 (15,213)       (14,012)        (11,205)
           -----------------------------------------------------------------------------------
           Net premiums                          $    233,806   $    231,541    $    183,618
           -----------------------------------------------------------------------------------
           Claims and benefits:
              Direct                             $    157,916   $    162,324    $    117,947
              Assumed from affiliates                  65,080         53,658          48,223
              Ceded to affiliates                      (7,918)        (6,826)         (7,592)
              Ceded to non-affiliates                 (12,176)        (9,383)         (6,397)
           -----------------------------------------------------------------------------------
           Net claims and benefits               $    202,902   $    199,773    $    152,181
           -----------------------------------------------------------------------------------

        At December 31, 2006 and 2005, reinsurance recoverables on insurance reserves and unearned premiums of $750,217 and $762,122, respectively, were reported as assets of which $713,543 and $734,458 were recoverable from CUNA Mutual and one of its subsidiaries.

    7.   DEFERRED POLICY ACQUISITION COSTS

        A summary of policy acquisition costs deferred and amortized is shown in the following table:

           -----------------------------------------------------------------------------------
                                                     2006           2005            2004
           -----------------------------------------------------------------------------------
           Balance at beginning of year          $    269,927   $    256,771    $    234,429
           Policy acquisition costs deferred           86,980         50,348          53,717
           Policy acquisition costs amortized         (38,050)       (44,456)        (33,395)
           Effect of net unrealized gains on
              securities                               (2,543)         7,264           2,020
           -----------------------------------------------------------------------------------
           Balance at end of year                $    316,314   $    269,927    $    256,771
           -----------------------------------------------------------------------------------

    8.   BENEFIT PLANS

        The Company has a noncontributory defined benefit pension plan covering substantially all regular full time employees and agents. Retirement benefits are based on compensation and years of service. Certain employees are also eligible for a non-qualified defined benefit plans.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. Substantially all of the benefit plan assets shown in the table below, $68,463 in 2006 and $68,350 in 2005 are invested in the Ultra Series Fund, a family of mutual funds which is managed by MCA.

        The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits.

        The following table summarizes information about the plans at December
        31:

           --------------------------------------------------------------------------------------
                                                                         Other Postretirement
                                              Pension Benefits                 Benefits
                                              2006        2005         2006            2005
           --------------------------------------------------------------------------------------
           Fair value of plan assets at
              December 31                   $  79,727   $ 70,096     $      -        $      -
           Benefit obligation at December
              31                             (105,191)   (96,027)     (34,052)        (33,980)
           --------------------------------------------------------------------------------------
           Funded status at December 31     $ (25,464)  $(25,931)    $(34,052)       $(33,980)
           --------------------------------------------------------------------------------------
           Liability recognized in the
              consolidated balance sheet    $   6,375   $ 11,336     $ 29,787        $ 29,535
           --------------------------------------------------------------------------------------

        The accumulated benefit obligations for the pension plan were $85,544 and $81,661 at December 31, 2006 and 2005 respectively.

        The following tables provide information for the plans for the years ended December 31:

           ------------------------------------------------------------------------------------
                                                      2006           2005            2004
           ------------------------------------------------------------------------------------
           Pension benefits:
              Employer contributions              $      8,731   $         17     $     4,256
              Benefit payments                           7,225          4,164           5,491
              Net periodic benefit cost                  6,064          3,983           4,414
           ------------------------------------------------------------------------------------
           Other postretirement benefits:
              Employer contributions              $      2,364   $      1,776     $     1,432
              Benefit payments                           2,364          1,776           1,432
              Net periodic benefit cost                  2,329          2,112           2,245
           ------------------------------------------------------------------------------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        In the table below, information is presented as of December 31 for those pension plans for which the accumulated benefit obligation exceeds the fair value of plan assets.

           ----------------------------------------------------------------------------------
                                                                   2006            2005
           ----------------------------------------------------------------------------------
           Projected benefit obligation                        $    105,191    $     96,027
           Accumulated benefit obligation                            85,544          81,661
           Fair value of plan assets
           Equity securities                                         53,227          45,177
              Debt securities                                        22,766          23,173
              All other                                               3,734           1,746
           ----------------------------------------------------------------------------------
           Fair value of plan assets                           $     79,727    $     70,096
           ----------------------------------------------------------------------------------

        The actuarial assumptions used to develop the components of pension and other postretirement benefit expense for the years ended December 31 were as follows:

           ------------------------------------------------------------------------------------
                                                       2006          2005            2004
           ------------------------------------------------------------------------------------
           Discount rate                                   5.6%          5.6%            6.0%
           Expected long-term rate of return on
              plan assets                                  8.0%          8.0%            8.0%
           Assumed rate of compensation increase           4.7%          4.7%            4.7%
           ------------------------------------------------------------------------------------

        The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation are 11.5% reduced over a period of 20 years to 3.5% for both 2006 and 2005. The discount rate used in determining the accumulated postretirement benefit obligation is 5.6% for both 2006 and 2005.

               CASH FLOWS

        The "Medicare Prescription Drug, Improvement and Modernization Act of 2003" introduced a prescription drug benefit under Medicare Part D as well as a federal subsidy to sponsors of postretirement health benefit plans that provide an actuarially equivalent drug benefit. Beginning in 2005, the effects of this subsidy are reflected in the measurement of the postretirement health benefit costs. The effect of the subsidy for 2006 was a reduction of the postretirement benefit cost of $1,228, including $407 for service cost, $427 for interest cost and $394 for recognized net actuarial gain/loss. The effect of the subsidy for 2005 was a reduction of the postretirement benefit cost of $1,062, including $352 for service cost, $357 for interest cost and $353 for recognized net actuarial gain/loss. The subsidy reduced the accumulated postretirement benefit obligation by $6,764 as of December 31, 2006 and $7,712 as of December 31, 2005. First time subsidies received in 2006 amounted to $78.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        Expected future benefit payments for the years ended December 31 are as follows:

           ------------------------------------------------------------------------------------
                                                     Other          Other            Other
                                                    Benefits       Benefits        Benefits
                                     Pension         Before        Medicare          After
                                     Benefits       Subsidy        Subsidy          Subsidy
           ------------------------------------------------------------------------------------
           Estimated future
              benefit payments
              2007                 $      3,387   $      2,434   $        146    $      2,288
              2008                        3,634          2,499            172           2,327
              2009                        3,881          2,595            200           2,395
              2010                        4,163          2,672            232           2,440
              2011                        4,404          2,823            258           2,565
              2012-2016                  27,807         14,098          1,651          12,447
           ------------------------------------------------------------------------------------

        The expected employer contribution to the pension plan in 2007 is undetermined. For other benefits, the employer contribution will be equivalent to the estimated 2007 benefits.

               PLAN ASSET INFORMATION

        The Company's pension plan allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

           ------------------------------------------------------------------------------------
                                                                                    Target
                                                       2006          2005         Allocation
           ------------------------------------------------------------------------------------
           Asset category
              Equity securities                           66.7%         64.5%           67.0%
              Debt securities                             28.6%         33.0%           33.0%
              Cash                                         4.7%          2.5%               -
           ------------------------------------------------------------------------------------
              Total                                      100.0%        100.0%          100.0%
           ------------------------------------------------------------------------------------

        The company invests its pension plans' assets with the goal of meeting its short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to drift around target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect recent trends and portfolio manager expectations.

               OTHER POST EMPLOYMENT BENEFITS

        The Company has a plan to provide severance pay and costs associated and continuation of certain life and health benefits to qualifying inactive or former employees after employment but before retirement. Such costs are expensed when incurred. The liability for other post employment benefits was and $2,497 and $6,238 at December 31, 2006 and 2005, respectively.

               DEFINED CONTRIBUTION PLANS

        The Company sponsors a contribution thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2006, 2005 and 2004 were $2,827, $3,084 and $2,982, respectively.

               BENEFIT PLANS FUNDED WITH RABBI TRUSTS

        The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $9,051 and $6,811 as of December 31, 2006 and 2005, respectively, and is included in accounts payable and other liabilities in the consolidated balance sheets. These plans have been partially funded with assets in Rabbi trusts. Assets placed in trust also include amounts deposited to fund certain qualified defined benefit plans which are excluded from the determination of the accrued liability. The total amounts deposited in the Rabbi trust were $8,694 and $6,927 at December 31, 2006 and 2005 respectively. These assets represent mutual funds carried at fair value and are included with other equity securities. Assets in such trusts are held for the benefit of the plan beneficiaries but remain the property of the Company.

    9.   STATUTORY FINANCIAL DATA

        The Company is subject to statutory regulations as to maintenance of policyholders' surplus.

        Risk-Based Capital requirements promulgated by the National Association of Insurance Commissioners require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2006, the Company's adjusted surplus exceeds minimum requirements.

        CMLIC files statutory-basis financial statements with insurance regulatory authorities. The Iowa Department of Commerce, Insurance Division has allowed CMLIC to use an accounting practice which differs in some respects from prescribed statutory accounting practices (permitted practice). This permitted practice relates to the carrying value of fixed maturity securities held in the separate account which support certain funding agreements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The use of this permitted practice increased reported statutory surplus by $669 and $1,241 as of December 31, 2006 and 2005, respectively.

        Statutory basis net income of CMLIC was $3,888, $31,641 and $23,215 for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory surplus was $275,176, $299,575 and $287,272 at December 31, 2006, 2005 and 2004, respectively. Statutory surplus for 2006 has been adjusted to reflect the correction of an error related to an intercompany charge with MCA. Prior to 2006 MCA paid CMLIC a product administration fee. In 2006 it was discovered that this fee should have been paid to CMIS and as a result statutory surplus was adjusted. For GAAP purposes the cumulative effect of this error in the amount of $6.9 million, net of tax, was recorded in the 2006 financial statements and the prior years' financial statements were not restated as the amount is considered immaterial to the Company's financial position, operations and cash flows.

    10.   COMMITMENTS AND CONTINGENCIES

        The Company has the following investment commitments outstanding at December 31:

           ----------------------------------------------------------------------------------
                                                                   2006            2005
           ----------------------------------------------------------------------------------
           Private placements                                  $      7,560    $          -
           Mortgage loans                                            36,300           9,350
           Limited partnerships                                     111,224          18,448
           Bank loans                                                 3,611               -

        Private placement commitments represent conditional commitments to purchase private placement debt and equity securities at a specified future date. The Company regularly enters into these agreements in the normal course of business.

        Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

        Limited partnership commitments to invest generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments

        Bank loan commitments to invest represent commitments to acquire loans from banks at a specified future date. The Company regularly enters into these agreements in the normal course of business.

        In the normal course of business, the Company contracts for long-term leases for office space, autos, and equipment. At December 31, 2006, the Company was committed under non-cancelable leases with minimum rentals of approximately $275, of which $81 is due in 2007, $83 in 2008, $79 in 2009, $32 in 2010, and $0 in 2011 and thereafter. Rental expense included in the Company's operations amounted to $388 and $378 in 2006 and 2005, respectively.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2006 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $1,200 in 2006 and $1,350 in 2005 for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $900 in 2006 and $1,000 in 2005. Recoveries of assessments from premium taxes are generally made over a five-year period.

        Like other members of the insurance industry, the Company is the target of a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The exact outcome of these disputes is unpredictable.

        In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved and may be material to the Company's operating results or cash flows. However, based on information currently known to it, management believes that the ultimate outcome of all known matters as they are resolved over time is not likely to have a material adverse effect on the financial statements of the Company.

        The Company is involved in a number of lawsuits arising out of various aspects of its business. These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial statements of the Company.

    11.  NOTES PAYABLE

        The Company entered into an advances, collateral pledge and security agreement with the Federal Home Loan Bank of Des Moines ("FHLB"). The Company did not have any balances outstanding at December 31, 2006 and 2005. As a condition of the agreement, the Company must purchase FHLB common stock and is allowed to borrow up to a multiple of that stock ownership and post collateral to secure any advances. Based on those terms, an additional $51,144 was available to CMLIC at December 31, 2006. The Company has pledged debt securities with a fair value of $53,701 and $17,674 to collateralize advances made under the agreement as of December 31, 2006 and 2005, respectively. Interest is calculated daily at floating rates ranging from 4.33% to 5.63% and is payable monthly. Borrowings from the FHLB are used for short-term cash flow management and are typically settled within one month. The Company has an outstanding liability of $810 and $866 as of December 31, 2006 and 2005, respectively, as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles,

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)
--------------------------------------------------------------------------------

        California in 1996. The loan is secured by real estate with an appraisal value that exceeds the loan principal balance. The loan is being amortized on a straight-line basis over 240 months beginning in 2001. Payments totaling approximately $55 annually are due through 2021.

    12.  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

        The carrying amounts and estimated fair values of the Company's significant financial instruments at December 31 are as follows:

           -------------------------------------------------------------------------------------
                                                 2006                          2005
                                        Carrying      Estimated     Carrying        Estimated
                                         Amount      Fair Value      Amount        Fair Value
           -------------------------------------------------------------------------------------
           Financial instruments
              recorded as assets:
              Debt securities          $ 2,560,669   $ 2,560,669   $ 2,806,985     $ 2,806,985
              Equity securities            195,033       195,033       160,002         160,002
              Mortgage loans               241,688       250,848       185,248         203,458
              Short-term investments       134,365       134,365       153,794         153,794
              Cash and cash
                 equivalents                33,567        33,567        17,440          17,440
              Accrued investment
                 income                     30,654        30,654        35,084          35,084
              Derivatives                   18,809        18,809         4,764           4,764
                                                 -
           Financial instruments
              recorded as
              liabilities:
              Investment-type
                 contracts              (2,202,482)   (2,123,904)   (2,405,780)     (2,336,978)
              Notes payable                   (810)         (585)         (866)           (560)
              Derivatives                  (11,800)      (11,800)       (3,267)         (3,267)
           -------------------------------------------------------------------------------------

    13.  REORGANIZATION

        CUNA Mutual and its wholly owned subsidiaries currently domiciled in Wisconsin have received permission from the Wisconsin Insurance Department to redomicile to Iowa during 2007, subject to final approval by the Company's policyholders. Once approval is received from the Company's policyholders, CUNA Mutual and its Wisconsin domiciled subsidiaries will apply to domicile in Iowa. No objections have been received from Iowa and approval to redomisticate is expected in 2007.

        CUNA Mutual and CMLIC have been joined in a permanent affiliation agreement since 1990. CUNA Mutual and CMLIC plan to apply to the Iowa Insurance Department to merge the two companies with CUNA Mutual as the surviving company. If the Board of Directors and the policyholders of both companies and the Iowa Insurance Department approve the merger, CUNA Mutual and CMLIC plan to complete the merger by December 31, 2007.

APPENDIX A -- FIRST YEAR SURRENDER CHARGES PER 1,000 OF SPECIFIED AMOUNT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     ISSUE AGE               MALE COMPOSITE                    FEMALE COMPOSITE
--------------------------------------------------------------------------------
         0                        0.95                               0.87

         1                        1.07                               0.99

         2                        1.19                               1.11

         3                        1.30                               1.22

         4                        1.42                               1.34

         5                        1.54                               1.46

         6                        1.70                               1.59

         7                        1.88                               1.72

         8                        2.06                               1.85

         9                        2.24                               1.98

         10                       2.39                               2.11

         11                       2.51                               2.23

         12                       2.62                               2.35

         13                       2.71                               2.46

         14                       2.80                               2.57

         15                       2.88                               2.67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                  MALE                                        FEMALE
     ISSUE AGE    --------------------------------------------------------------------------
                     NON TOBACCO             TOBACCO             NON TOBACCO         TOBACCO
--------------------------------------------------------------------------------------------
         16              2.94                  2.94                  2.74              2.74

         17              2.99                  2.99                  2.80              2.80

         18              3.03                  3.03                  2.85              2.85

         19              3.10                  3.10                  2.92              2.92

         20              3.21                  3.24                  3.03              3.05

         21              3.37                  3.49                  3.18              3.28

         22              3.56                  3.74                  3.37              3.51

         23              3.78                  4.00                  3.57              3.75

         24              4.03                  4.25                  3.79              3.98

         25              4.29                  4.50                  4.02              4.21

         26              4.57                  4.79                  4.26              4.51

         27              4.88                  5.11                  4.51              4.85

         28              5.21                  5.45                  4.77              5.22

         29              5.55                  5.82                  5.05              5.59

         30              5.89                  6.18                  5.33              5.95

         31              6.23                  6.54                  5.63              6.31

         32              6.59                  6.91                  5.93              6.68

         33              6.95                  7.30                  6.25              7.04

         34              7.32                  7.70                  6.57              7.42

         35              7.71                  8.13                  6.90              7.79
--------------------------------------------------------------------------------------------

Note: Preferred and Standard Policies use the same Surrender Charge.

--------------------------------------------------------------------------------------------
                                  MALE                                        FEMALE
     ISSUE AGE    --------------------------------------------------------------------------
                     NON TOBACCO             TOBACCO             NON TOBACCO         TOBACCO
--------------------------------------------------------------------------------------------
         36              8.11                  8.58                  7.22              8.17

         37              8.53                  9.05                  7.55              8.55

         38              8.95                  9.54                  7.88              8.94

         39              9.40                 10.07                  8.22              9.32

         40              9.87                 10.62                  8.58              9.70

         41             10.36                 11.21                  8.96             10.06

         42             10.86                 11.82                  9.35             10.41

         43             11.39                 12.46                  9.76             10.76

         44             11.94                 13.14                 10.18             11.12

         45             12.53                 13.86                 10.64             11.52

         46             13.14                 14.61                 11.10             11.92

         47             13.76                 15.39                 11.56             12.30

         48             14.41                 16.21                 12.06             12.73

         49             15.12                 17.08                 12.62             13.25

         50             15.91                 18.00                 13.28             13.91

         51             16.79                 19.00                 14.07             14.77

         52             17.74                 20.07                 14.98             15.79

         53             18.74                 21.18                 15.94             16.89

         54             19.78                 22.31                 16.92             18.00

         55             20.83                 23.43                 17.86             19.04

         56             21.85                 24.48                 18.70             19.96

         57             22.84                 25.47                 19.49             20.80

         58             23.88                 26.50                 20.30             21.65

         59             25.04                 27.68                 21.20             22.59

         60             26.39                 29.11                 22.30             23.71

         61             27.01                 29.87                 23.08             24.53

         62             27.42                 30.48                 23.84             25.32

         63             27.73                 31.00                 24.55             26.06

         64             28.04                 31.50                 25.20             26.71

         65             28.45                 32.05                 25.75             27.25

         66             28.96                 32.58                 26.18             27.60

         67             29.50                 33.05                 26.49             27.78

         68             30.07                 33.55                 26.74             27.91

         69             30.70                 34.19                 27.00             28.07

         70             31.39                 35.07                 27.31             28.39

         71             32.25                 36.52                 27.72             29.01

         72             33.12                 37.97                 28.12             29.64

         73             33.98                 39.41                 28.53             30.26

         74             34.85                 40.86                 28.93             30.89

         75             35.71                 42.31                 29.34             31.51
--------------------------------------------------------------------------------------------

Note: Preferred and Standard Policies use the same Surrender Charge.

APPENDIX B -- DEATH BENEFIT PERCENTAGE FACTOR
--------------------------------------------------------------------------------

The Death Benefit Percentage Factor required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.

       Attained Age          Death Benefit Percentage Factor
------------------------------------------------------------
       0-40                               2.50
       41                                 2.43
       42                                 2.36
       43                                 2.29
       44                                 2.22
       45                                 2.15

       46                                 2.09
       47                                 2.03
       48                                 1.97
       49                                 1.91
       50                                 1.85

       51                                 1.78
       52                                 1.71
       53                                 1.64
       54                                 1.57
       55                                 1.50

       56                                 1.46
       57                                 1.42
       58                                 1.38
       59                                 1.34
       60                                 1.30

       61                                 1.28
       62                                 1.26
       63                                 1.24
       64                                 1.22
       65                                 1.20

       66                                 1.19
       67                                 1.18
       68                                 1.17
       69                                 1.16
       70                                 1.15

       71                                 1.13
       72                                 1.11
       73                                 1.09
       74                                 1.07
       75-90                              1.05

       91                                 1.04
       92                                 1.03
       93                                 1.02
       94                                 1.01
       95                                 1.00
------------------------------------------------------------

                                     PART C

                                OTHER INFORMATION


ITEM 26. EXHIBITS

1.   Board of Directors Resolution.

     a) Resolution to Authorize Registration of and Investment in Separate Accounts. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

2.   Custodian Agreements.  Not applicable.

3.   Underwriting Contracts.

     a) Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

     b) Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

4.   Contracts.

     a) Standard VUL Contract. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001.

                 i. Accelerated Benefit Option Endorsement. Form 1668 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

                ii. Accidental Death Benefit Rider. 99-ADB-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               iii. Children's Insurance Rider. 99-CIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

                iv. Executive Benefit Plan Endorsement. 98-EBP Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

                 v. Guaranteed Insurability Rider. 99-GIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

                vi. Term Insurance Rider for Other Insureds. 99-OIR-RV1. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

               vii. Waiver of Premium Disability Rider. 99-WVR-RV1. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

              viii. State Variations to 99-VUL. Incorporated herein by reference to Form S-6 post-effective amendment no. 3 (File No. 333-81499) filed with the Commission on April 29, 2002.

                ix.  State Variations to VULAPP-2003.

                 x. Amendment to VUL Contract, 2000-VULAMEND. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001.

5.   Applications.

     a) Application. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.


     b) Application EXVUL-2003. Incorporated herein by reference to Form N-6 post-effective amendment no. 9 (file No. 333-81499) filed with the Commission on April 27, 2007.

     c) Application VULPKGW1842MAY07. Incorporated herein by reference to Form N-6 post-effective amendment no. 9 (file No. 333-81499) filed with the Commission on April 27, 2007.


6.   Depositor's Certificate of Incorporation and By-Laws.

     a) Articles of Incorporation of the Company. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

     b) Bylaws. Incorporated herein by reference to post-effective amendment number 3 to Form S-6 registration statement (File No. 333-81499) filed with the Commission on April 29, 2002.

7.   Reinsurance Contracts.

     a) Form of Facultative YRT Self-Administered Reinsurance Agreement, Effective January 1, 1992, between Century Life of America, Waverly, Iowa and Frankona America Life Reassurance Company, Kansas City Missouri. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718 filed with the Commission on April 25, 2003.

     b) Form of Facultative Agreement between Century Life of America, Waverly, Iowa (hereinafter called the Ceding Company) and General American Life Insurance Company, St. Louis, Missouri, Effective September 1, 1991. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003

     c) Form of Reinsurance Agreement between The Century Life of America of Waverly, Iowa and General Reassurance Corporation, Financial Centre, Stamford, Connecticut, Effective January 22, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

     d) Form of Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Century Life of America of Waverly, Iowa and Transamerica Occidental Life Insurance Company of Los Angeles, California, Effective February 1, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

     e) Form of Reinsurance Agreement Between Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, Effective as of September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

     f) Form of Amendment to the Risk Premium Reinsurance Agreement between the Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, effective September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

8.   Participation Agreements.

     a) Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

     b) Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000. Form of Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

     c) Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

     d) Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

     e) Participation Agreement between Oppenheimer Variable Account Funds and the Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.


     f) Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.


 9.  Administrative Contracts.  Not applicable.

10.  Other Material Contracts.

     A) RULE 22C-2 SHAREHOLDER INFORMATION AGREEMENT BETWEEN T. ROWE PRICE SERVICES, INC. AND CUNA MUTUAL LIFE INSURANCE COMPANY DATED OCTOBER 16, 2006. INCORPORATED HEREIN BY REFERENCE TO FORM N-6 POST EFFECTIVE AMENDMENT NO. 9 (FILE NO. 333-81499) FILED WITH THE COMMISSION ON APRIL 27, 2007.

     B) RULE 22C-2 SHAREHOLDER INFORMATION AGREEMENT BETWEEN MFS AND CUNA MUTUAL LIFE INSURANCE COMPANY DATED OCTOBER 16, 2006. INCORPORATED HEREIN BY REFERENCE TO FORM N-6 POST EFFECTIVE AMENDMENT NO. 9 (FILE NO. 333-81499) FILED WITH THE COMMISSION ON APRIL 27, 2007.


     C)   RULE 22C-2 SHAREHOLDER INFORMATION AGREEMENT BETWEEN ULTRA SERIES
          FUND AND CUNA MUTUAL LIFE INSURANCE COMPANY DATED OCTOBER 16, 2006. INCORPORATED HEREIN BY REFERENCE TO FORM N-4 POST EFFECTIVE AMENDMENT NO. 9 (FILE NO. 33-73738) FILED WITH THE COMMISSION ON APRIL 27, 2007.


11. Legal Opinion. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File no. 333-81499) filed with the Commission on October 6, 1999.

12.  Actuarial Opinion. Not applicable

13.  Calculations. Not applicable

14.  Other Opinions. Not applicable.

15. Omitted Financial Statements. No financial statements are omitted from Item 24.

16.  Initial Capital Agreements. Not applicable.

17. Redeemability Exemption. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File no. 333-81499) filed with the Commission on October 6, 1999.

18.  Deloitte & Touche LLP Consent. -- filed herewith

19.  Powers of Attorney -- filed herewith

ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name                                                Position/Office
----                                                ---------------
DIRECTORS
Eldon R. Arnold**                               Director & Vice Chairman of the Board
James L. Bryan**                                Director
Loretta M. Burd**                               Director & Chairman of the Board
William B. Eckhardt**                           Director
Joseph J. Gasper, Jr.**                         Director
Bert J. Hash, Jr.**                             Director
Victoria W. Miller**                            Director
C. Alan Peppers**                               Director
Jeff Post**                                     Director
Neil A. Springer**                              Director
Farouk D.G. Wang**                              Director
Larry T. Wilson**                               Director
James W. Zilinski**                             Director

EXECUTIVE OFFICERS
David P. Marks**                                CUNA Mutual Life Insurance Company*
                                                Executive Vice President and Chief Investment Officer

Jeffrey D. Holley**                             CUNA Mutual Life Insurance Company*
                                                Executive Vice President and Chief Finance Officer

David Lundgren**                                CUNA Mutual Life Insurance Company*
                                                Executive Vice President and Chief Administrative Officer

Jeff Post**                                     CUNA Mutual Life Insurance Company*
                                                President and Chief Executive Officer

Robert N. Trunzo**                              CUNA Mutual Life Insurance Company*
                                                Executive Vice President and Chief Sales Officer

* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.

** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   SEE ORGANIZATION CHARTS ON FOLLOWING PAGE.

         Persons Controlling, Controlled by or Under Common Control with
ARTICLE I. The Investment Adviser, Principal Underwriter, Sponsoring Insurance Company

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                  Organizational Chart As Of November 21, 2006

           Note: Dates shown are dates of acquisition, control or organization. CUNA Mutual Insurance Society
Business:  Life, Health & Disability Insurance
May 20, 1935
State of domicile:  Wisconsin

CUNA Mutual Insurance Society, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

1.       CUNA Mutual Investment Corporation
         Business:  Holding Company
         October 15, 1972
         State of domicile:  Wisconsin

         CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

                  a.       CUMIS Insurance Society, Inc.
                           Business: Corporate Property/Casualty Insurance May 23, 1960
                           State of domicile:  Wisconsin

                                    (1)      CUMIS Specialty Insurance Company,
                                             Inc.
                                             Business: Specialty insurance
                                             and reinsurance
                                             September 1, 2006

                             State of domicile: Iowa

                  b.       CUNA Brokerage Services, Inc.
                           Business:  Brokerage
                           July 19, 1985
                           State of domicile:  Wisconsin

                  c.       CUNA Mutual General Agency of Texas, Inc.
                           Business:  Managing General Agent
                           August 14, 1991
                           State of domicile:  Texas

                                    (1)     MEMBERS Financial Services, Inc.
                                            Business: Local Recording Agent
                                            (LRA) for the selling of property
                                            and casualty coverage to Texas CU
                                            members Incorporated September 5,
                                            1973 under the name of Members
                                            Insurance Agency, Inc., later
                                            changed its name to CUNA Mutual
                                            Insurance Agency of Texas, Inc., and
                                            effective August 7, 2003, changed
                                            its name again to MEMBERS Financial
                                            Services, Inc.

                                            Ownership: For Regulatory purposes,
                                            MEMBERS Financial Services, Inc. is
                                            currently owned by two individuals,
                                            each owning 50% of the stock. State
                                            of domicile: Texas

                  d.       MEMBERS Life Insurance Company
                           Business:  Credit Disability/Life/Health
                           February 27, 1976
                           State of domicile:  Wisconsin
                           Formerly CUMIS Life & CUDIS

                  e.       International Commons, Inc.
                           Business:  Special Events
                           January 13, 1981
                           State of domicile:  Wisconsin

                  f.       CUNA Mutual Mortgage Corporation
                           Business:  Mortgage Servicing
                           November 20, 1978 Incorporated
                           December 1, 1995 Wholly Owned
                           State of domicile:  Wisconsin

                  g.       CUNA Mutual Insurance Agency, Inc.
                           Business:  Leasing/Brokerage
                           March 1, 1974
                           State of domicile:  Wisconsin
                           Formerly CMCI Corporation

                           CUNA Mutual Insurance Agency, Inc. is the 100% owner
of the following subsidiary:

                                    (1)     CUNA Mutual Casualty Insurance
                                            Agency of Mississippi, Inc.
                                            Business: Property & Casualty Agency
                                            June 24, 1993
                                            State of domicile:  Mississippi

                  h.       Stewart Associates Incorporated
                           Business: Insurance Agency for Credit Insurance, Collateral Protection, Mechanical Breakdown
                           March 6, 1998
                           State of domicile:  Wisconsin

                  i.       CUNA Mutual Business Services, Inc.
                           Business:  Financial Services
                           Incorporated April 22, 1974
                           Wholly owned March 6, 2000
                           State of domicile:  Wisconsin

                  j.       Lending Call Center Services, LLC
                           Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions
                           Incorporated
                           June 24, 2002
                           Ownership 92% by CUNA Mutual Investment Corporation Ownership 8% by various state credit union leagues

                  k.       Lenders Protection, LLC
                           Business: Limited Liability Company
                           Owned 50% CUNA Mutual Insurance Society and 50% Open Lending, Inc.
                           State of domicile:  Delaware

                  l.       Union Charter Holding, LLC
                           Business:  Holds 100% of Union Financial Services,
                           LLC
                           Acquired January 7, 2005      Formed November 9, 2004
                           Domiciled in Delaware

                                    (1)     Union Financial Services, LLC
                                            Industrial Loan Company
                                            Domiciled in Utah

2.       C.U.I.B.S. Pty. Ltd.
         Business:  Brokerage
         February 18, 1981
         Country of domicile:  Australia

3.       CUNA Caribbean Insurance Society Limited
         Business:  Life and Health
         July 4, 1985
         Country of domicile:  Trinidad and Tobago

         CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

                  a.       CUNA Caribbean Insurance Services Limited
                           Business: Consultants, Advisors and Managers for Insurance & Pension Plans
                           Incorporated November 26, 1991
                           Country of domicile:  Trinidad and Tobago

4.       CUNA Mutual Australia Holding Co. Pty. Ltd.
         Business:  Holding Company
         September 17, 1999
         Country of domicile:  Australia

         CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:

                  a.       CUNA Mutual Life Australia, Ltd.
                           Business:  Life Insurance
                           October 15, 1999
                           Country of domicile:  Australia

5.       CUNA Mutual Group, Limited
         Business:  Brokerage
         May 27, 1998
         Country of domicile:  U.K.

6.       CUNA Mutual Group Services (Ireland) Limited
         Business: Insurance Services (currently seeking authorization to provide Sales & Marketing Services)
         June 6, 2003
         Country of domicile:  Ireland

7.       CUNA Mutual Life Assurance (Europe), Limited
         Business:  All kinds of life assurance business
         Incorporated July 23, 2004   Authorized August 1, 2005
         Country of domicile:  Ireland

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.       C.U. Insurance Services, Inc./Oregon
         50% ownership by CUNA Mutual Insurance Agency, Inc.
         50% ownership by Oregon Credit Union League

         December 27, 1989

2.       The CUMIS Group Limited
         77.4% ownership by CUNA Mutual Insurance Society
         December 31, 1991

         The CUMIS Group Limited is the 100% owner of the following companies:

                  a.       CUMIS Life Insurance Company
                           Business: Creditor Group, Individual Life and Disability Insurance
                           January 1, 1977
                           Country of domicile:  Canada

                  b.       CUMIS General Insurance Company
                           Business:  Property & Casualty Insurance
                           July 1, 1980
                           Country of domicile:  Canada

                  c.       MemberCARE Financial Services Limited
                           Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE
                           Financial Services Program
                           August 1, 1993
                           Country of domicile:  Canada

                  d.       MemberCARE Financial Services Partnership
                           Originally formed on January 1, 1994 as a partnership between Co-operators Life Insurance Company and CUMIS Life Insurance Company.
                           January 1, 1997 -- CUMIS Life
                           purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%. Country of domicile: Canada

                  e.       Canadian Northern Shield Insurance Company
                           Business:  Property & Casualty Insurance
                           February 1, 1985
                           Country of domicile:  British Columbia, Canada

                  f.       CUMIS Services Limited
                           Business:  Acquisitions and Insurance Agency
                           Management Services
                           June 1, 2000
                           Country of domicile:  Canada

                  g.       WESTCU Insurance Services Limited
                           Business:  Insurance Agency Management
                           June 21, 2000
                           Country of domicile:  Westminster, Canada

                  The CUMIS Group Limited is the 50% owner of the following companies:

                  a.       CREDENTIAL FINANCIAL, INC.
                           Business: Holding Company with ownership in a number of insurance and securities distribution companies
                           Acquired January 2004
                           Country of domicile:  Canada

3.       MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         January 1, 1992

4.       MEMBERS Trust Company (MTC)
         Business: MTC will offer an array of estate financial planning services to members through their credit unions.
         Incorporated 2003
         MTC will operate independently from Suncoast Federal Credit Union and CUNA Mutual with shares of ownership to be sold to credit unions and credit union entities.

5.       CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
         Company)
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Company
         April 14, 1994

6.       CMG Mortgage Assurance Company
         Business:  Private Mortgage Insurance
         Formerly Investors Equity Insurance Company, Inc.
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Mortgage Insurance Company
         Incorporated in California on March 3, 1969
         Acquired by CUNA Mutual Investment Corporation April 14, 1994 State of domicile: Wisconsin

7.       CMG Mortgage Reinsurance Company
         50% ownership by CUNA Mutual Investment Corporation
         50% ownership by PMI Insurance Company
         July 26, 1999

8.       Credit Union Service Corporation
         Atlanta, Georgia
         Owned by Credit Union National Association, Inc. and 18 state league organizations
         March 26, 1996 -- CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock

9. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999

         CUNA Mutual Australia Limited is the 100% owner of the following companies:

                  a.       CUNA Mutual Insurance Brokers Pty Limited
                           Business: Brokerage
                           Incorporated as NCUIS Brokers February 6, 1986 Renamed on September 3, 2002
                           Country of Domicile:  Australia

                  b.       CUNA Mutual Technology Services Australia Pty Limited
                           Business:  Technology Services
                           Incorporated as Direct Insurance Network
                           International on August 31, 2000
                           Renamed on September 3, 2002
                           Country of Domicile:  Australia

     The following company is owned 100% by CUNA Mutual Technology Services Australia Pty Limited:


                                    (1)     CUNA Mutual Insurance Brokers Pty
                                            Limited
                                            Business: Brokerage
                                            Incorporated as NCUIS Brokers
                                            February 6, 1986
                                            Renamed on September 3, 2002
                                            Country of Domicile:  Australia

10.      CUNA Strategic Services, Inc.
         CUNA Mutual Insurance Society owns 200.71 shares
         December 31, 1999

11.      China Credit Co-operative Services, Limited
         Business: Hong Kong Holding Company; provide technology and business consulting in support of the PRC operations of CUNA Mutual Group.
         Incorporated November 21, 2003
         Effective March 2, 2004, owned 70% by CUNA Mutual Insurance Society and 30% by IFC
         Country of domicile:  China

         The following company is a wholly-owned subsidiary of China Credit Co-operative Services, Limited:

                  a.       CCC Services, Limited
                           Incorporated December 3, 2003
                           Country of domicile:  China

                  b. CUNA Mutual Consulting Services (Guangdong) Company Limited (CMCSC Ltd.)
                           Business: To give us a corporate
                           presence in the PRC, and to facilitate transactions and payments among our Hong Kong companies, and our RCCU partners.
                           Incorporated July 1, 2004
                           Country of domicile: China Partnerships

1.       CM CUSO Limited Partnership, a Washington Partnership
         CUMIS Insurance Society, Inc. -- General Partner
         Credit Unions in Washington -- Limited Partners
         June 14, 1993

2.       MEMBERS Development Company LLC
         49% ownership by CUNA Mutual Investment Corporation
         51% ownership by Credit Unions & CUSOs
         September 24, 1999

         a. MEMBERS Business Solutions Company, LLC is 100% owned by MEMBERS Development Company, LLC; effective 5/27/04; created to provide business services to credit unions and other related entities, and to engage in any lawful business or activity permitted under the Act and to do any and all other actions and things that may be necessary, incidental or convenient to accomplish these purposes.

3.       The Center for Credit Union Innovation LLC
         33.3% ownership by CUNA Mutual Insurance Society
         33.3% ownership by CUNA & Affiliates
         33.3% ownership by American Association of Credit
         Union Leagues
         January 5, 2000

4.       HRValue Group LLC
         49% ownership by CUNA Mutual Investment Corporation
         51% ownership by Leagues & League Service Organizations
         December 1, 2000

Affiliated (Nonstock)

1.       CUNA Mutual Group Foundation, Inc.
         July 5, 1967

2.       CUNA Mutual Life Insurance Company
         July 1, 1990

3.       CUNA Mutual Insurance Society Political Action Committee
         Business: Increase the effectiveness of CUNA Mutual Group's participation in lobbying and other legislative advocacy activities.

         Created:  June 24, 2004

                       CUNA Mutual Life Insurance Company
                  Organizational Chart As Of November 21, 2006

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End:  December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.       MEMBERS Capital Advisors, Inc.
         An Iowa Business Act Corporation
         50% ownership by CUNA Mutual Life Insurance Company
         50% ownership by CUNA Mutual Investment Corporation
         July 16, 1982

         MEMBERS Capital Advisors, Inc. is the investment adviser of:
         Ultra Series Fund
         MEMBERS Mutual Funds
         CU System Funds

2.       CMIA Wisconsin, Inc.
         A Wisconsin Business Act Corporation
         100% ownership by CUNA Mutual Life Insurance Company
         May 29, 1998

3.       League Insurance Agency, Inc.
         (Wholly owned by CMIA Wisconsin, Inc.)
         Business:  Insurance Agency
         Incorporated on August 16, 1973
         Acquired on August 31, 2000
         State of domicile:  Connecticut
         League Insurance Agency is the 100% owner of the following subsidiary:

                  a.       Member Protection Insurance Plans
                           Business:  Insurance Agency
                           Incorporated on August 21, 1991
                           Acquired on August 31, 2000
                           State of domicile:  Connecticut

ITEM 29.  INDEMNIFICATION

Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITER

CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

Officers and Directors of CUNA Brokerage.

Name and Principal                  Positions and Offices              Positions and Offices
Business Address                    With the Underwriter               With Registrant
------------------                  --------------------               -----------------
Mark E. Backes**                    Director, Vice Chairman            Vice President, President & CEO
                                    President & CEO

John A. Chosy*                      Assistant Secretary                Director --Legal

Steve H. Dowden*                    Director                           Vice President

Mark Everson                        Director                           None

Dennis J. Godfrey                   Director & Chairman                None

Katherine I. Grete**                Assistant Treasurer                Business Finance Team
                                                                       Financial Analysis Manager

Timothy S. Halevan**                Chief Compliance Officer           Chief Compliance Officer

David J. Hughes**                   Secretary & Treasurer              Product Financial Reporting Leader

Kevin T. Lentz*                     Director                           Senior Vice President

Sheila M. Kittleson**               Assistant Treasurer                Business Finance Team Cost Analyst Manager

Tracy K. Lien*                      Assistant Secretary                Senior Law Specialist

Steve R. Suleski*                   Vice President                     Vice President - Legal

Mark T. Warshauer*                  Director                           Vice President

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 27(3)(a). The Company pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 2006, was $1,195,897. The contracts provide that the Company performs certain functions on behalf of the distributor. For example, the Company sends confirmation statements to Owners and the Company maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse the Company for the services it performs on behalf of the distributor.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

       (1)                                (2)                     (3)                 (4)                  (5)
NAME OF PRINCIPAL                  NET UNDERWRITING
   UNDERWRITER                       DISCOUNTS AND          COMPENSATION ON        BROKERAGE
   -----------                        COMMISSIONS              REDEMPTION         COMMISSIONS         COMPENSATION
                                     ------------              ----------         -----------         ------------
CUNA Brokerage Services, Inc.        $1,195,897                    0               $1,195,897                0


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 32.  MANAGEMENT SERVICES

         All management contracts are discussed in Part A or Part B.

ITEM 33.  FEE REPRESENTATION

         The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 23 day of April, 2007.


                                CUNA MUTUAL LIFE VARIABLE ACCOUNT (REGISTRANT) BY CUNA MUTUAL LIFE INSURANCE COMPANY



                                By: /s/Jeff Post
                                    -----------------
                                    Jeff Post
                                    President



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 23 day of April, 2007.


                                CUNA MUTUAL LIFE INSURANCE COMPANY
                                    (DEPOSITOR)



                                By: /s/Jeff Post
                                    -----------------
                                    Jeff Post
                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

  SIGNATURE AND TITLE                                 DATE          SIGNATURE AND TITLE                             DATE
/S/ELDON R. ARNOLD                                     *         /S/C. ALAN PEPPERS                                   *
--------------------------------------                           --------------------------------------
Eldon R. Arnold, Director                                        C. Alan Peppers, Director

/S/JAMES L. BRYAN                                      *         /S/JEFF POST                                         *
--------------------------------------                           --------------------------------------
James L. Bryan, Director                                         Jeff Post, Director

/S/LORETTA M. BURD                                     *         /S/NEIL A. SPRINGER                                  *
--------------------------------------                           --------------------------------------
Loretta M. Burd, Director                                        Neil A. Springer, Director

/S/WILLIAM B. ECKHARDT                                 *         /S/STEVE SULESKI                                  4/23/07
--------------------------------------                           --------------------------------------
William B. Eckhardt, Director                                    Steve Suleski,Attorney-In-Fact

/S/JOSEPH J. GASPER                                    *         /S/FAROUK D. G. WANG                                 *
--------------------------------------                           --------------------------------------
Joseph J. Gasper, Director                                       Farouk D. G. Wang, Director

/S/BERT J. HASH, JR.                                   *         /S/LARRY T. WILSON                                   *
--------------------------------------                           --------------------------------------
Bert J. Hash, Jr., Director                                      Larry T. Wilson, Director

/S/VICTORIA W. MILLER                                  *         /S/JAMES W. ZILINSKI                                 *
--------------------------------------                           --------------------
Victoria W. Miller, Director                                     James W. Zilinski, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.


SIGNATURE AND TITLE                                                DATE


/s/Jeffrey D. Holley                                              4/23/07
-----------------------------------------------------             -------
Jeffrey D. Holley
Chief Financial Officer

/s/Jeff Post                                                      4/23/07
-----------------------------------------------------             -------
Jeff Post
President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibits

 5b      Application EZVUL-2003.

 5c      Application VULPKGW1842-MAY07.

10a) Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Services, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006.

10b) Rule 22c-2 Shareholder Information Agreement between MFS and CUNA Mutual Life Insurance Company dated October 16, 2006.

10c) Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Life Insurance Company dated October 16, 2006.


18.  Deloitte & Touche LLP Consent.


19.  Powers of Attorney